UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Tesco Corporation

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TESCO CORPORATION

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING
OF SHAREHOLDERS
To Be Held On May 4, 2011

PROXY STATEMENT

April 7, 2011

TESCO CORPORATION

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING
OF SHAREHOLDERS
To Be Held May 4, 2011

NOTICE IS HEREBY GIVEN that the annual general and special meeting (the “Meeting”) of the shareholders of Tesco Corporation (“TESCO” or the “Corporation”) will be held at The Woodlands Waterway Marriott Hotel & Convention Center, 1601 Lake Robbins Drive, The Woodlands, Texas 77380 USA on May 4, 2011 at 2:30 p.m. (Central time) for the following purposes:

1.	to receive the consolidated financial statements of the Corporation for the year ended December 31, 2010 and the report of the auditors thereon;

2.	to elect directors of the Corporation for the ensuing year or until their successors are elected or appointed (“Proposal One”);

3.	to consider and, if thought appropriate, approve a resolution to continue the Corporation’s shareholder rights plan under the amended and restated shareholder rights plan agreement (“Proposal Two”);

4.	to appoint PricewaterhouseCoopers LLP, an independent registered public accounting firm, as our independent auditors at a remuneration to be determined by our Board of Directors (“Proposal Three”);

5.	to consider and, if thought appropriate, approve the advisory vote on the 2010 compensation of the Named Executive Officers ("Proposal Four");

6.	to consider and, if thought appropriate, approve the advisory vote on the frequency, in future years, of an advisory vote on the compensation of the Named Executive Officers ("Proposal Five"); and

7.	to transact such other business as may properly be brought before the Meeting or any adjournment thereof.

Information with respect to the foregoing matters is set forth in the accompanying proxy materials dated April 7, 2011. Only shareholders of record at the close of business on March 16, 2011 will be entitled to notice of and to vote at the Meeting, except that a transferee of Common Shares after such record date may, not later than ten days before the Meeting, establish a right to vote at the Meeting by providing evidence of ownership of Common Shares and demanding that his or her name be placed on the shareholder list for the Meeting in place of the transferor.

Whether or not you plan to attend the Meeting, please vote as soon as possible. As an alternative to voting in person at the Meeting, you may mail the completed proxy card attached to this proxy statement, vote via the Internet or by telephone. For detailed information regarding voting instructions, please refer to the section entitled “Information About Voting” on page 2 of the enclosed proxy statement. You may revoke a previously delivered proxy at any time prior to the Meeting. If you decide to attend the Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Meeting.

DATED at Houston, Texas this 7th day of April, 2011.
By Order of the Board of Directors

Dean Ferris
Corporate Secretary

TESCO CORPORATION
3993 West Sam Houston Parkway North, Suite 100
Houston, Texas, United States 77043

PROXY STATEMENT
ANNUAL GENERAL AND SPECIAL MEETING
OF SHAREHOLDERS
To Be Held May 4, 2011

GENERAL INFORMATION CONCERNING THIS PROXY SOLICITATION

This proxy statement, together with the enclosed instrument of proxy, is solicited by and on behalf of the management of Tesco Corporation, an Alberta corporation (“TESCO,” or the “Corporation”), and its Board of Directors (the “Board”) for use at the annual general and special meeting (the “Meeting”) of the holders of common shares (“Common Shares”) of the Corporation to be held at The Woodlands Waterway Marriott Hotel & Convention Center, 1601 Lake Robbins Drive, The Woodlands, Texas 77380 USA, on May 4, 2011 at 2:30 p.m. (Central time), as well as at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual General and Special Meeting of Shareholders (the “Notice of Meeting”). The Corporation’s management and the Board are requesting that you allow your Common Shares to be represented and voted at the Meeting by the proxies named on the enclosed instrument of proxy. “We,” “our,” “us,” “TESCO,” and the “Corporation” each refers to Tesco Corporation. TESCO® is a registered trademark in the United States and Canada. CASING DRILLING® is a registered mark in Canada and CASING DRILLING™ is a trademark in the United States.

Solicitation of proxies by mail is expected to commence on or about April 7, 2011 (the approximate date this proxy statement and accompanying proxy card were first sent to shareholders). The Corporation will bear the cost of the solicitation. In addition to solicitation by mail, certain of the directors, officers and regular employees of the Corporation may, without extra compensation, solicit proxies by telephone, facsimile, electronic and written communication and personal interview. The Corporation will make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principals, and the Corporation will reimburse them for postage and clerical expenses.

In order to be valid, all instruments of proxy must be completed, dated, signed and received by the Secretary of the Corporation, c/o Computershare Trust Company of Canada, Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1, Canada or by facsimile at (866) 249-7775 or (416) 263-9524 not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time set for the holding of the Meeting or any adjournment thereof. The Corporation may refuse to recognize any instrument of proxy received after that time.

A number of banks and brokerage firms participate in a program that also permits shareholders to direct their vote by the Internet or telephone. If your Common Shares are held in an account at a bank or brokerage firm that participates in such a program, you may direct the vote of these Common Shares by the Internet or telephone by following the instructions on the voting form enclosed with the proxy from the bank or brokerage firm. See below under the caption “Information about Voting—Advice to Beneficial Holders of Common Shares.”

Appointment of Proxyholders

The nominees for proxyholder named on the enclosed instrument of proxy are officers of the Corporation. Each shareholder has the right to appoint an alternative proxyholder, who need not be a shareholder, to attend and act on his behalf at the Meeting instead of the nominees named in the enclosed instrument of proxy. To exercise such right, either the names of the nominees should be crossed out (such deletion to be initialed by the person or officer signing the instrument of proxy) and the name of the shareholder’s appointee should be legibly printed in the blank space provided for that purpose in the enclosed instrument of proxy or another appropriate form of proxy should be completed.

Signature on Proxy

To be valid, the enclosed instrument of proxy or other appropriate form of proxy must be signed by the shareholder or his attorney duly authorized in writing or, if the shareholder is a corporation, the instrument of proxy should be signed in its corporate name by an officer or attorney thereof duly authorized in writing. An instrument of proxy signed by a person acting as attorney or in some other representative capacity (executor, administrator, trustee, etc.) should reflect such person’s title or capacity following his signature and should be accompanied by the appropriate instrument evidencing qualification and authority to act (unless such instrument has previously been provided to the Corporation).

Information About Voting

Quorum

A quorum will be present if at least two persons are present, in person or by proxy, at the Meeting, together holding or representing thirty-three and one-third percent (33 1/3%) of the outstanding shares of the Corporation entitled to vote at the meeting. If you have returned an instrument of proxy or if you hold your Common Shares in your own name as a holder of record and attend the Meeting in person, your Common Shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the Meeting may be adjourned by the vote of a majority of the Common Shares represented at the Meeting until a quorum has been obtained.

Vote Required

As of March 16, 2011 there were 38,137,900 Common Shares issued and outstanding, each carrying the right to one vote per share. Each of Proposals One, Two and Three must be approved by the affirmative vote of a majority of votes cast by the holders of Common Shares at the Meeting. There will be no cumulative voting in the election of directors.  Proposals Four and Five are non-binding advisory votes.

You may vote your proxy by Internet, telephone or mail, as explained below. Votes submitted electronically over the Internet or by telephone must be received by 2:30 p.m., Central Time, on May 2, 2011. Voting your proxy does not limit your right to vote in person should you decide to attend the Meeting. The laws of Alberta, under which TESCO is incorporated, specifically permit electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the Inspector of Elections of the Annual Meeting can determine that such electronically transmitted proxy was authorized by the shareholder.  If your shares are held in the name of a broker, bank or other holder of record, you will be provided voting instructions from the holder of record. If you vote by Internet or telephone, please do not mail the enclosed proxy card.

•
Internet. Access the Internet voting site at http://www.investorvote.com. Follow the on-screen instructions and be sure to have the control number listed on your proxy card available when you access the Internet voting site. Please note that shareholders who vote by Internet must bear all costs associated with electronic access, including Internet access fees.

•
Telephone. Dial toll free 1-866-732-VOTE (8683) (outside the United States and Canada, dial 1-312-588-4290) from any touch-tone telephone. Follow the voice prompts and be sure to have the control number listed on your proxy card available when you call.

•	Mail. Simply mark, sign, date and return the proxy card to Computershare. A postage-prepaid envelope has been provided for your convenience if you wish to vote your proxy by mail.

Shares for which proxies have been executed will be voted as specified in the proxies. If no specification is made, the common shares will be voted FOR each of the Proposals described in the Notice of Meeting.

The accompanying instrument of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting or any adjournment thereof but does not confer authority to vote for the election of any person as a director of the Corporation other than for those persons named in this proxy statement. At the time of printing this proxy statement, our management knows of no such amendments, variations or other matters to come before the Meeting other than the matters referred to in the Notice of Meeting. If any other business or amendments or variations to the matters identified in the Notice of Meeting properly come before the Meeting then the persons named in the enclosed instrument of proxy will vote on such matters in accordance with their best judgment.

Securities and Exchange Commission (“SEC”) rules require us to notify all shareholders, including those shareholders to whom we have mailed proxy materials, of the availability of our proxy materials through the Internet.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be held on May 4, 2011
Our Proxy Statement is available at
http://www.tescocorp.com/bins/content_page.asp?cid=5-63-875&pre=view

Voting Procedures and Tabulations

With regard to the election of directors in Proposal One, votes may be cast in favor of or withheld from each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect.  With respect to Proposals Two, Three and Four, votes may be cast in favor, against or abstain.  With respect to Proposal Five, votes may be cast for one year, two years, three years or abstain.  Votes to abstain will be excluded entirely from the vote and will have no effect.  Broker non-votes will be treated as set forth below in the section entitled “Effect of Abstentions, Withheld Votes and Broker Non-Votes.”

Effect of Abstentions, Withheld Votes and Broker Non-Votes

For each of the proposals on the attached instrument of proxy, you have the option of abstaining or withholding your vote. Intermediaries will return your proxy as a broker “non-vote” if the intermediary does not receive voting instructions from you. If you abstain or withhold votes or your shares are treated as broker non-votes your shares will still be counted for purposes of establishing a quorum. If you elect to withhold your vote for a given Proposal your vote will not be counted for or against that Proposal. An abstention or broker non-vote will not be counted as a vote cast and will not affect the outcome of the vote for any given proposal.

Record Date

The Corporation has prepared, as of the close of business on March 16, 2011 (the “Record Date”), a list of registered shareholders entitled to receive notice of the Meeting and the number of Common Shares held by each such shareholder. A shareholder named in the list is entitled to vote the Common Shares shown opposite their name at the Meeting except to the extent that such shareholder has transferred the ownership of their Common Shares after the Record Date and the transferee of those Common Shares establishes that they own the Common Shares and demands, not later than ten days before the Meeting, that their name be substituted for that of the transferor of such Common Shares (with respect only to the Common Shares transferred), in which case the transferee is entitled to vote the Common Shares so transferred at the Meeting instead of the transferor. The register of transfers will not be closed.

For a period commencing ten days after the Record Date, a complete list of shareholders entitled to vote at the Meeting will be available for inspection during ordinary business hours at the Corporation’s executive offices at 3993 West Sam Houston Parkway North, Suite 100, Houston, Texas, 77043 USA, and at the Corporation’s offices at 5616 - 80th Avenue SE, Calgary, Alberta, T2C 4N5, Canada, by shareholders of record for proper purposes, or at the Meeting.

Revocation of Proxies

Proxies may be revoked at any time prior to the exercise thereof either: (a) by depositing an instrument in writing executed by the shareholder or by the shareholder’s attorney authorized in writing either (i) at the registered office of the Corporation at any time up to and including the last business day preceding the date of the Meeting, or any adjournment thereof, at which the proxy is to be used, or (ii) with the chair of the Meeting on the day of the Meeting or any adjournment thereof, or (b) in any other manner permitted by law.

Advice to Beneficial Holders of Common Shares

If your Common Shares are not registered in your name but in the name of an intermediary (typically a bank, trust company, securities dealer or broker, or a clearing agency in which an intermediary participates), then you are a non-registered, or “beneficial,” shareholder. Copies of this document have been distributed to intermediaries who are required to deliver them to, and seek voting instructions from, our beneficial shareholders. Intermediaries often use a service company, such as Broadridge Financial Solutions, Inc. (“Broadridge”) to forward meeting materials to beneficial shareholders. If you are a beneficial shareholder, you can vote your Common Shares by proxy through your intermediary or at the Meeting if you appoint yourself as proxy.

Internet Voting. If your intermediary is registered with Broadridge, whom we have retained to manage beneficial shareholder Internet voting, you may vote over the Internet by accessing www.proxyvote.com and following the proxy login and voting instructions.

Voting through Intermediaries. A beneficial shareholder who does not vote by Internet will usually be given a voting instruction form by their intermediary which must be submitted by the beneficial shareholder in accordance with the instructions provided by the intermediary. In such case, you cannot use the Internet voting procedures described above and must follow the intermediary’s instructions (which in some cases may allow the completion of the voting instruction form by telephone or on the intermediary’s own Internet website). Occasionally, a beneficial shareholder may be given a form of proxy that has been signed by the intermediary and which is restricted to the number of shares owned by the beneficial shareholder but is otherwise not completed. This form of proxy does not need to be signed by the beneficial shareholder. In this case, you can complete the form of proxy and vote by mail or facsimile only, in the same manner as described above.

Voting in Person. A beneficial shareholder who receives a form of proxy or a voting instruction form from their intermediary who wishes to attend and vote at the Meeting in person (or have another person attend and vote on their behalf), should strike out the proxyholders named in the form of proxy and insert the beneficial shareholder’s (or such other person’s) name in the blank space provided or, in the case of a voting instruction form, follow the corresponding instructions provided by the intermediary.

In all cases, beneficial shareholders should carefully follow the instructions provided by the intermediary.

Proxies returned by intermediaries as “non-votes” because the intermediary has not received instructions from the beneficial shareholder or does not have the discretion to vote those shares on one or more of the matters that come before the Meeting will be treated as not entitled to vote on any such matter and will not be counted as having been voted in respect of any such matter. Shares represented by such broker “non-votes” will, however, be counted in determining whether there is a quorum for the Meeting.

There are two types of beneficial shareholders: (i) those who object to their name being made known to the issuers of the securities that they own (“OBOs” or “Objecting Beneficial Owners”); and (ii) those that do not object to their name being made known to the issuers of the securities that they own (“NOBOs” or “Non-Objecting Beneficial Owners”). The Corporation has elected to deliver proxy-related materials directly to its NOBOs (rather than through Broadridge or another intermediary established by their broker or agent). As a result, NOBOs can expect to receive a form of proxy directly from Computershare. These proxies should be completed and returned to Computershare in the envelope provided for that purpose. OBOs will continue to receive their proxy-related materials from Broadridge or another intermediary and their proxy will be returned to the intermediary rather than to Computershare.

MATTERS TO BE ACTED UPON AT THE MEETING

Proposal One – Election of Directors

One of the purposes of the Meeting is to elect directors to hold office until the next annual general meeting of shareholders and until their successors have been qualified and duly elected or appointed. There are presently eight directors of the Corporation, each of whose term of office will expire at the Meeting. Set forth below are the names, principal occupations, ages, committee memberships, directorships held with other companies and other biographical data for the eight nominees for director, as well as the month and year each nominee was first elected or appointed as one of our directors. The following information has been obtained from the Corporation’s records or from the nominees directly as of March 16, 2011. For further information concerning the nominees, see “Statement of Corporation Governance Practices” and “Security Ownership of Management and Certain Beneficial Owners” included elsewhere in this Proxy Statement. The nominees for election have agreed to serve if elected, and management has no reason to believe that the nominees will be unavailable to serve.

The Board recommends a vote FOR all nominees.

Nominees for Director

Name and Occupation	Age	Description
Fred J. Dyment Independent Businessman	62
Mr. Dyment has served on our Board since August 1996. He sits on the Audit, Compensation and Corporate Governance and Nominating Committees. He retired from Maxx Petroleum Ltd. in May 2001 after serving as that company’s President and Chief Executive Officer since September 2000. Prior to that, Mr. Dyment was the President and Chief Executive Officer of Ranger Oil Limited. He serves on the boards of directors for ARC Energy Trust, TransGlobe Energy Corporation and is Chairman of WesternZagros Resources Ltd. From January to October 2007, Mr. Dyment served on the board of Western Oilsands Ltd. From September 2002 to May 2008, he served on the board of ZCL Composites Ltd. Mr. Dyment is a resident of Calgary, Alberta, Canada. Mr. Dyment’s independence, experience as a public company director and experience as an executive in the energy industry qualify him to serve on our Board.

Gary L. Kott Independent Businessman	69
Mr. Kott has served on our Board since January 2000. He is Chair of the Compensation Committee and sits on the Audit Committee. He retired from Global Marine Inc. in 1998 after serving as that company’s Senior Vice President and Chief Financial Officer for two years. Prior to that, Mr. Kott served as President of Global Marine’s principal operating subsidiary, Global Marine Drilling Company, for 17 years. Mr. Kott was a director of Friede Goldman Halter, Inc. (“FGH”), when it filed, together with most of its subsidiaries, a Chapter 11 bankruptcy case under the United States Bankruptcy Code in April 2001. In December 2003, a plan of reorganization was confirmed whereby all of FGH’s remaining assets were transferred to a liquidating trustee, who sold them for the benefit of the creditors. Mr. Kott served on the board of NS Group from March 2000 to March 2005. Mr. Kott is a resident of Montgomery, Texas, USA. Mr. Kott’s independence, experience as a public company director and as an executive in the energy industry qualify him to serve on our Board.

R. Vance Milligan, Q.C., ICD.D Retired Partner, Bennett Jones LLP, Barristers & Solicitors	59
Mr. Milligan has served on our Board since February 2006. He is Chair of the Corporate Governance and Nominating Committee. Prior to his retirement on December 31, 2010, Mr. Milligan had been a practicing lawyer with the National law firm of Bennett Jones LLP, Barristers & Solicitors, since 1980. Mr. Milligan’s practice had been focused on representing public and private companies in the energy sector, with an emphasis on mergers and acquisitions, public and private financings, as well as matters relating to corporate governance. Mr. Milligan serves as a director of Newalta Corporation and had served as a director or trustee of its predecessor entities since 1994. Mr. Milligan is a resident of Calgary, Alberta, Canada. Mr. Milligan has completed the academic requirements for the Directors Education Program for the Institute of Corporate Directors and has been granted the designation of ICD.D. Mr. Milligan's independence, experience as a public company director and as an attorney practicing in matters of corporate law governance as well his training qualify him to serve on our Board.

Julio M. Quintana President and Chief Executive Officer of the Corporation	51
Mr. Quintana has served on our Board since September 2004. He has served as our President and Chief Executive Officer since September 2005 and prior to that held the roles of President, Executive Vice President and Chief Operating Officer of the Corporation. Prior to September 2004, Mr. Quintana was the Vice President & General Manager, Integrated Project Management and Vice President, Exploitation for Schlumberger Technology Corp. from November 1999 to September 2004. He has also served on the board of directors of SM Energy Company (formerly St. Mary Land & Exploration Company) since July 2006. Mr. Quintana is a resident of Sugarland, Texas, USA. Mr. Quintana’s experience as a public company director, his service as our President and Chief Executive Officer and as an executive in the energy industry qualify him to serve on our Board.

John T. Reynolds Co-founder and Managing Director of Lime Rock Partners	40
Mr. Reynolds was appointed to our Board in March 2010. Mr. Reynolds co-founded Lime Rock Partners in 1998 and serves as Managing Director. Mr. Reynolds joined Goldman Sachs in 1992 and spent six years in the Investment Research Department where he had senior analyst responsibility for global oil service sector research and was one of the top-rated analysts in the sector. He is a graduate of Bucknell University (B.A.). Mr. Reynolds remains an active member of the Lime Rock Partners investment team, investigating and executing primarily energy service investment opportunities worldwide. Mr. Reynolds serves on the boards of directors of Archer, EnerMech, Tercel Oilfield Products, Revelation Energy and VEDCO Holdings. He previously served on the boards of directors of Allis-Chalmers Energy Inc., Eastern Drilling, Hercules Offshore, Inc., IPEC, Noble Rochford Drilling, Patriot Drilling, Roxar, Sensa, and Torch Offshore. Mr. Reynolds is a resident of Wilton, Connecticut, USA. Mr. Reynolds’ experience as a public company director, financial analyst and partner at an energy investment firm qualify him to serve on our Board.

Norman W. Robertson Independent Businessman	74
Mr. Robertson has served on our Board since August 1996 and as the Chairman of our Board since November 2005. As Chairman, he is an ex officio member of all committees of the Board. He retired from ATCO Enterprises Inc. where he served as President and Chief Executive Officer until 1994. Mr. Robertson is a resident of Calgary, Alberta, Canada. Mr. Robertson’s independence and experience as a public company director and executive qualify him to serve on our Board.

Michael W. Sutherlin President and Chief Executive Officer of Joy Global, Inc.	64
Mr. Sutherlin has served on our Board since September 2002. He sits on the Compensation Committee. He has been the President and Chief Executive Officer of Joy Global, Inc., a mining equipment and services provider, since 2006. Prior to that, Mr. Sutherlin served as Joy Global, Inc.’s Executive Vice President and President and Chief Operating Officer of Joy Technologies, Inc. Before he joined Joy Global in 2003, Mr. Sutherlin was Group President, Drilling Equipment, and President and Chief Operating Officer of Varco International, Inc. He has been a director of Joy Global, Inc. since 2006. Mr. Sutherlin is a resident of Milwaukee, Wisconsin, USA. Mr. Sutherlin’s independence, experience as a public company director and executive in the energy industry qualify him to serve on our Board.

Clifton T. Weatherford Independent Businessman	64
Mr. Weatherford has served on our Board since May 2004. He serves as Chair of the Audit Committee and sits on the Corporate Governance and Nominating Committee. He retired from Business Objects S.A., a software company, where he served as that company’s Executive Vice President and Chief Financial Officer from September 1997 until January 2003. Mr. Weatherford currently serves on the boards of directors of the following public companies: SMART Modular Technologies, Mellanox Technologies, Ltd. and Spansion.  He also retired from the boards of Saba Software and Synplicity in 2008, from InfoGroup in June 2010 and from Advanced Analogic Technologies, Inc. in February 2011. Mr. Weatherford is a resident of Los Gatos, California, USA. Mr. Weatherford’s independence and his experience as a public company director and executive qualify him to serve on our Board.

Statement of Corporate Governance Practices

Board Leadership, Composition and Independence

Our business is managed through the oversight and direction of our Board. The Board has an independent chairman (the “Chairman”), Mr. Robertson. A majority of the Board members (six of the eight directors) are independent under the rules of The Nasdaq Stock Market (“Nasdaq”). Members of the Board are kept informed of our business through discussions with our Chairman, Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. Independent directors meet periodically without management representatives as further described below, under “Meetings of the Board and Committees.” Each director must disclose all actual or potential conflicts of interest and refrain from voting in matters in which such director has a conflict of interest.

The Board separates the role of Chairman from the role of Chief Executive Officer because it believes that this currently provides the most efficient and effective leadership model for the Corporation. The Board has determined that Messrs. Robertson, Dyment, Kott, Milligan, Sutherlin and Weatherford are independent directors under the rules of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), Nasdaq and National Instrument 58-101, Disclosure of Corporate Governance Practices of the Canadian Securities Administrators (“NI 58-101”). Mr. Quintana is not considered independent because he is an executive officer of the Corporation. Mr. Reynolds is not considered independent for service on the Audit Committee because of his affiliation with LRP V Luxembourg Holdings S.à r.l, Tesco’s largest shareholder. Mr. Reynolds is considered independent under the rules of Nasdaq and NI 58-101.

Public Directorships

Several of our directors are also directors of other reporting issuers (or the equivalent) in the United States and Canada. Current directorships and directorships held within the last five years are disclosed with each director’s biographical information on the preceding pages.

Charter of the Board

A copy of the Charter of the Board is available on our website at www.tescocorp.com by selecting “Investor Relations,” then “Corporate Governance.”

Attendance at Annual General Meeting of Shareholders

In keeping with our corporate governance principles, directors are encouraged to attend the Meeting in person. All directors who were in office at the time of the 2010 annual general meeting of shareholders, except Mr. Reynolds and Mr. Weatherford, attended that meeting in person.

Position Descriptions

The Board has adopted written position descriptions for the Chairman and the Chair of each of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. The primary role of the Chair of each committee is to ensure each committee is organized properly, functions effectively and meets its obligations and responsibilities. The Chair of the Audit Committee also maintains on-going communications with the Corporation’s external auditors in order to lead the committee in performing its oversight and other audit related functions. The Board has also adopted a written position description for the Chief Executive Officer.

Orientation and Continuing Education

The Corporate Governance and Nominating Committee oversees an orientation and education program for new directors and encourages and provides support for participation in ongoing educational opportunities for all directors. The objectives of such programs are to ensure that new directors understand the role of the Board and its committees, as well as the contribution individual directors are expected to make to the operation of the Corporation’s affairs. Continuing education opportunities are directed at enabling individual directors to maintain or enhance their skills as directors, as well as ensuring that their knowledge and understanding of the Corporation’s affairs remains current.

Ethical and Compliance Program

The Board has endorsed an Ethics and Compliance Program, which includes identification of officers of the Corporation responsible for managing the Corporation’s various compliance responsibilities and reporting periodically to the Board or the Corporate Governance and Nominating Committee. The Board has also adopted a formal Code of Conduct (the “Code”), which applies to all directors, officers, and employees. A copy of the Code is available on SEDAR at www.sedar.com, on EDGAR at www.sec.gov, as exhibit 14 to the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2010, and on the Corporation’s website at www.tescocorp.com by selecting “Investor Relations,” then “Corporate Governance.”

The Board has reviewed and approved a disclosure policy for the Corporation in order to promote consistent disclosure practices aimed at informative, timely and broadly disseminated disclosure of material information to the market, in accordance with applicable securities legislation. The Corporation has also implemented a whistleblower policy whereby individuals can report complaints relating to accounting, internal accounting controls, financial reporting and auditing matters directly to the Chair of the Audit Committee.

Director Nominations

The Corporate Governance and Nominating Committee has not established any specific minimum qualifications for membership on our Board. Rather, the committee will generally consider all relevant factors, which may include independence, experience, diversity, leadership and quality of character. The matter of compensation and size of the Board is reviewed annually. The committee assesses the qualities and skills represented on the current Board with a view toward identifying complementary skill sets to add to the Board. The Corporate Governance and Nominating Committee will consider the skill set of any departing director in order that those skills may be considered in relation to the subsequent recruitment of new directors.

The Corporate Governance and Nominating Committee uses its available network of contacts when compiling a list of potential director candidates and may also engage outside consultants when appropriate. The committee also considers potential director candidates recommended by shareholders and other parties. All potential director candidates are evaluated based on the above criteria. Because the Corporate Governance and Nominating Committee makes no distinction in its evaluation of candidates based on whether such candidates are recommended by shareholders or other parties, no formal policy or procedure has been established for the special consideration of director candidates recommended by shareholders.

For the Meeting, any shareholder wishing to recommend a director candidate for consideration by the Corporate Governance and Nominating Committee must have provided written notice in compliance with the periods noted under the caption "Shareholder Proposal" below, to the Corporate Secretary at our principal executive offices located at 3993 West Sam Houston Parkway, Suite 100, Houston, Texas 77043. Any such notice should clearly indicate that it is a recommendation of a director candidate by a shareholder and must set forth (i) the name, age, business address and residence address of the recommended candidate, (ii) the principal occupation or employment of such recommended candidate, (iii) the class and number of shares of the Corporation which are beneficially owned by such recommended candidate, (iv) a description of all understandings or arrangements between the shareholder and the recommended candidate and any other person or persons pursuant to which the recommendations are to be made by the shareholder and (v) any other information relating to such recommended candidate that is required to be disclosed in solicitations of proxies for the election of directors. In addition, such notice must contain (a) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting, (b) the name and address, as they appear on the Corporation’s books, of the shareholder proposing such nomination, (c) the class and number of shares of the Corporation that are beneficially owned by such shareholder, (d) any material interest of the shareholder in such recommendation and (e) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, in such shareholder’s capacity as proponent of a shareholder proposal. Assuming that a shareholder recommendation contains the information required above, the Corporate Governance and Nominating Committee will evaluate a candidate recommended by a stockholder by following substantially the same process, and applying substantially the same criteria, as for candidates identified through other sources.

Board Committees

The current standing committees of the Board are the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. Each of these committees has a written charter approved by our Board. A copy of each charter can be found in the Investor Relations section of our website at www.tescocorp.com by selecting “Investor Relations” and then “Corporate Governance.”

Audit Committee

Our Audit Committee currently consists of Messrs. Weatherford, Dyment and Kott. Mr. Reynolds was a member of the Audit Committee from May 2010 until March 2011. Mr. Dyment was a member of the Audit Committee until May 2010, then rejoined as a member in March 2011. Mr. Robertson periodically attends meetings of the Audit Committee as an ex officio member by virtue of his position as Chairman, but is not entitled to vote at such meetings. Mr. Weatherford serves as Chair of the Audit Committee. The Board has determined that all current members of the Audit Committee are “independent” for purposes of the Exchange Act, Nasdaq and as that term is defined in National Instrument 52-110 Audit Committees of the Canadian Securities Administrators (“NI 52-110”). In March 2011 the Board determined that Mr. Reynolds was not independent for the purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, due to his affiliation with Lime Rock Partners. This committee’s purpose is to represent and assist the Board with oversight of the integrity of the Corporation’s accounting and financial reporting process (including related internal controls) and the audits of the financial statements of the Corporation.

Our Board has determined that Mr. Weatherford is an “audit committee financial expert” as defined in the applicable rules and regulations of the Exchange Act, and all of the members of the Audit Committee are “financially literate” as that term is defined in NI 52-110.

The Board has further determined that each member of the Audit Committee possesses sufficient education and background to perform his duties on the Audit Committee. Specifically:

•
Mr. Dyment, who served on the Audit Committee until May 2010 and again beginning March 2011, has been a member of the Canadian Institute of Chartered Accountants since 1972. He also previously served as the Senior Vice President Finance of Ranger Oil Limited and is currently a member of the audit committees of two of the companies for which he serves as a director.

•
Mr. Kott holds an MBA degree in Finance from the Wharton Business School of the University of Pennsylvania. He is a Certified Public Accountant (inactive) and the former Senior Vice President and Chief Financial Officer of Global Marine Inc.

•
Mr. Reynolds, who served on the Audit Committee from May 2010 to March 2011, holds a Bachelor of Business Administration degree from Bucknell University.  He is the Managing Director of Lime Rock Partners investment team and previously served 6 years as a senior analyst for Goldman Sachs in the global oil service sector.

•
Mr. Weatherford holds a Bachelor of Business Administration degree from the University of Houston. He has previously served as the Executive Vice President and Chief Financial Officer for Business Objects S.A. and has held senior financial positions at NETCOM On-Line Communications Services, Logitech, Texas Instruments, Schlumberger and Tandem Computers in the United States, Europe and Japan. Additionally, Mr. Weatherford serves as Chair of the Audit Committee for each of the five public companies where he currently serves as a director.

The Audit Committee regularly reports on its activities to the Board.

Compensation Committee

Our Compensation Committee currently consists of Messrs. Kott, Dyment and Sutherlin. Mr. Robertson also periodically attends meetings of the Compensation Committee as an ex officio member by virtue of his position as Chairman, but is not entitled to vote at such meetings. Mr. Kott serves as Chair of the Compensation Committee. The Board has determined that all of the directors on the Compensation Committee are “independent” for purposes of the Nasdaq and as that term is defined in NI 58-101. The Compensation Committee’s purpose is to assist the Board in its oversight responsibilities relating to compensation matters for the Corporation, including the review and determination of compensation to be paid to executive officers and directors and the review and approval of compensation disclosure that may be required in accordance with applicable legal requirements.

The Compensation Committee makes determinations regarding the Corporation’s compensation policies, including salaries, short and long-term incentive compensation plans and equity-based plans, bonus plans, stock option plans and grants and benefit plans. The Compensation Committee has been delegated authority by the Board to set compensation for the Chief Executive Officer and certain other senior executives. For more information regarding the Corporation’s policies and procedures for the consideration and determination of executive compensation, see below under the caption “Compensation Discussion & Analysis.” The Compensation Committee regularly reports on its activities to the Board.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee consists of Messrs. Milligan, Dyment and Weatherford. Mr. Robertson was a member until May 19, 2010 when Mr. Dyment re-joined the committee. Mr. Robertson also periodically attends meetings of the Corporate Governance and Nominating Committee as an ex officio member by virtue of his position as Chairman, but is not entitled to vote at such meetings. Mr. Milligan serves as the Chair of the committee. The Board has determined that all of the directors on the Corporate Governance and Nominating Committee are “independent” for purposes of the Nasdaq and as that term is defined in NI 58-101.

The Corporate Governance and Nominating Committee’s purpose is to develop and review the Corporation’s approach to corporate governance and related matters and make recommendations to the Board in respect of such matters. The committee is also charged with the identification of appropriate nominees for the Board and the recommendation of qualified candidates to the Board. The Corporate Governance and Nominating Committee regularly reports to the Board on its activities.

Meetings of the Board and Committees

Set forth in the table below is a list of the meetings held by the Board and each of its committees during 2010 and the attendance record of each director at those meetings. The independent directors also hold at least four regularly scheduled meetings each year at which the non-independent directors and members of management are not in attendance. In 2010, the independent directors held four such meetings. Each committee also meets in the absence of management representatives at least four times per year. During 2010, each director standing for re-election attended or participated in at least 75% of the aggregate of the meetings held by our Board and each committee of the Board on which he served during the period for which he served.

	Board Meetings	Audit Committee Meetings	Compensation Committee Meetings	Corporate Governance and Nominating Committee Meetings
Number of Meetings Held in 2010:	11	12	4	6

Fred J. Dyment(1)	10	5	3	2
Gary L. Kott(2)	11	12	4	—
R. Vance Milligan, Q.C., ICD.D	11	—	—	6
John T. Reynolds(3)	9	6	—	—
Norman W. Robertson(4)	11	—	—	4
Michael W. Sutherlin	11	—	4	—
Clifton T. Weatherford	11	12	—	6
Julio M. Quintana(5)	11	—	—	—

(1)
Mr. Dyment left the Audit Committee after the May 2010 meeting and joined the Corporate Governance and Nominating Committee. He attended all five meetings of the Audit Committee and both meetings of the Corporate Governance and Nominating Committee held while he was a member of the committees. Mr. Dyment re-joined the Audit Committee in March 2011.

(2)
Mr. Kott attended one meeting of the Corporate Governance and Nominating Committee as a guest at the request for the Chairman. His attendance is not reflected here, as he is not a voting member of that committee.

(3)
Mr. Reynolds joined the Board at the March meeting and joined the Audit Committee at the June meeting. He attended all nine meetings of the Board and five of the six Audit Committee meetings held after he became a member. At the March 2011 meeting, Mr. Reynolds resigned from the Audit Committee.

(4)
Mr. Robertson attended all four meeting of the Corporate Governance and Nominating Committee held until he left the committee in May 2010. As Chairman of the Board, Mr. Robertson periodically attends meetings of the Audit Committee, the Compensation Committee and, after May 2010, the Corporate Governance and Nominating Committee in ex officio status. Mr. Robertson’s attendance at those meetings is not recorded here, as he is not a voting member of those committees.

(5)
As the Corporation’s Chief Executive Officer, Mr. Quintana periodically attends meetings of the Board’s committees at their invitation. Mr. Quintana’s attendance is not recorded at those meetings in this table since he is not a member of those committees and does not vote at those meetings.

Board and Committee Assessments

The Corporate Governance and Nominating Committee is responsible for making regular assessments of the overall performance, effectiveness and contribution of the Board and each committee, the Chairman, each committee Chair and each director, and reporting on such assessments to the Board. The committee oversees an annual assessment process which reviews these elements as well as the mix of experience and skills among members of the Board. The objective of the assessment is to ensure the continued effectiveness of the Board in the execution of its responsibilities and to contribute to a process of continuing improvement. In addition to any other matters the committee deems relevant, the assessments will consider, in the case of the Board or committee, the applicable charter, and in the case of individual directors, the applicable position descriptions, as well as the competencies and skills each individual director is expected to bring to the Board and its committees.

Compensation Committee Interlocks and Insider Participation

We do not have any compensation committee interlocks as described in the rules and regulations of the SEC. None of the directors on the Compensation Committee, or any of our executive officers will serve as a member of a board of directors or any compensation committee of any entity that has one or more executive officers serving as a member of our Board.

Shareholder Communication with our Board

Shareholders may communicate with our Board through the Corporation’s Corporate Secretary by writing to the following address: Board of Directors, c/o Corporate Secretary, Tesco Corporation, 3993 West Sam Houston Parkway North, Suite 100, Houston, Texas, United States 77043. The Corporate Secretary will forward all correspondence to the Chairman, except for junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. Shareholders wishing to recommend candidates for the Board may communicate with the Corporate Governance and Nominating Committee at the same address. The Corporate Secretary may forward certain correspondence, such as product-related inquiries, elsewhere within the Corporation for review and possible response.

Audit Committee Report

The following is our Audit Committee’s report in its role as the overseer of the integrity of our financial statements, the financial reporting process, our independent auditor’s performance, including their qualification and independence, and our compliance with legal and regulatory requirements. In carrying out its oversight responsibilities, our Audit Committee is not providing any expert or special assurance as to our financial statements or any professional certification as to the outside auditor’s work. This report shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 or the Exchange Act or incorporated by reference in any document so filed.

The Audit Committee has reviewed and discussed the consolidated financial statements with management and PricewaterhouseCoopers LLP, the Corporation’s independent registered public accounting firm.

The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed with the independent auditors pursuant to Statement on Auditing Standards No. 61 (Communication with the Audit Committees), including the quality of the Corporation’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also discussed with PricewaterhouseCoopers LLP matters relating to its independence, including review of audit and non-audit fees and the written disclosures and letter from PricewaterhouseCoopers LLP to the Audit Committee pursuant to Independence Standards Board Standard No.1 (Independence Discussions with Audit Committees).

Taking all of these reviews and discussions into account, the members who served on the Audit Committee on December 31, 2010 and on the date the Company filed its Annual Report on Form 10-K, have recommended that the Board approve the Corporation’s 2010 audited financial statements and their inclusion in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the SEC and Canadian securities regulators.

SUBMITTED BY THE AUDIT COMMITTEE
OF THE TESCO CORPORATION BOARD OF DIRECTORS
Clifton T. Weatherford, Chair
Fred J. Dyment
Gary L. Kott

Executive Officers

The following table shows the names and ages of each of our executive officers as of April 7, 2011 and the positions held by each individual. A description of the business experience of each for at least the past five years follows the table.

Name	Age	Title
Julio M. Quintana	51	President, Chief Executive Officer and Director
Fernando R. Assing	45	Senior Vice President, Marketing and Business Development
Dean Ferris	54	Senior Vice President, General Counsel and Corporate Secretary
Jeffrey L. Foster	43	Senior Vice President, Operations
Robert L. Kayl	40	Senior Vice President and Chief Financial Officer
Dietmar J. Neidhardt	64	Senior Vice President, CASING DRILLING™
John M. Dodson	49	Vice President and Corporate Controller
Jonathan B. O'Blenes	40	Vice President, Manufacturing and Surface Product Engineering

For a description of the business experience of Mr. Quintana, see the “Election of Directors” section of this proxy statement.

           Mr. Fernando R. Assing has served as our Senior Vice President of Marketing and Business Development since May 2009. Prior to joining TESCO, Mr. Assing served in multiple global and regional positions within the Integrated Projects Management Division of Schlumberger between 1997 and 2009. Before that, Mr. Assing worked in various technical and project management roles in Venezuela and France for Technip from 1991 to 1997.

Mr. Dean Ferris has served as our Senior Vice President, General Counsel and Corporate Secretary since August 2010.  Prior to joining the Corporation, Mr. Ferris was the Chief Legal Officer of the Dubai International Financial Centre Authority from April 2004 until August 2010.  From May 1989 until March 2004, he worked in the Law Department of Schlumberger holding positions of increasing responsibility and serving as General Counsel of two divisions in Houston, Texas from July 1999 until March 2004.

Mr. Jeffrey L. Foster has served as our Senior Vice President, Operations since August 2007. Mr. Foster had been Vice President, CASING DRILLING™ of Tesco Services Inc., a subsidiary of Tesco Corporation, since September 2005. Prior to joining TESCO, Mr. Foster was employed in various capacities at Halliburton Company from 1996 to 2005, most recently in the position of Global Operations Manager, Sand Control. From 1991 to 1996 Mr. Foster worked in various project engineer capacities for Exxon Company, USA.

Mr. Robert L. Kayl has served as our Senior Vice President and Chief Financial Officer since July 2008. Prior to that, he served as our Vice President and Corporate Controller beginning in August 2007. From September 2006 until August 2007, Mr. Kayl worked for one of the Corporation’s subsidiaries as the Vice President, Tax and Treasury following service as Vice President, Tax and Strategic Planning from September 2005 until September 2006. Prior to joining the Corporation in 2005, Mr. Kayl worked for Noble Drilling Services Inc., a subsidiary of Noble Corporation, as Tax Director.

Mr. Dietmar J. Neidhardt has served as our Senior Vice President, CASING DRILLING™ since November 2010 and as the Vice President, CASING DRILLING™ of one of our subsidiaries since July 2009.  Prior to joining the Corporation, Mr. Neidhardt was the Vice President and General Manager of NDT Systems & Services America Inc. in Houston from January 2007 until June 2009.  He worked in various domestic and international positions with Oiltools International and National Oilwell Varco from June 1983 until July 2006.

Mr. John M. Dodson has served as our Vice President and Corporate Controller since November 2009. He was appointed as Principal Accounting Officer in November 2009. Prior to joining the Corporation, Mr. Dodson worked for Cal Dive International as Vice President – Accounting and Corporate Controller from October 2005 to March 2009. Before that, he was Corporate Controller for CapRock Communications from September 2003 to October 2005. Mr. Dodson has over 20 years of accounting and finance experience and is a Certified Public Accountant.

Mr. Jonathan B. O'Blenes has served as our Vice President, Manufacturing and Surface Product Engineering since March 2010. Prior to that, Mr. O'Blenes held positions as TESCO's Director of Sustaining Engineering from July 2007 to February 2010 and Lead, Field and Commissioning Support from September 2006 to June 2007. Prior to joining TESCO, Mr. O'Blenes was employed in various Engineering capacities at Nova Chemicals Research and Technology Center from 1997 to 2006.

Compensation Discussion & Analysis

Overview of Executive Compensation Process

TESCO’s Board has delegated responsibility and authority to the Compensation Committee for setting the compensation including both cash and equity-based elements, of the Chief Executive Officer and other named executives who currently serve as executive officers of the Corporation.  James A. Lank currently serves as Vice President and General Manager of the Company's European / Russia Business Unit, a non-executive officer position.  He previously served as TESCO's Senior Vice President, General Counsel and Corporate Secretary until August 2010.  Mr. Lank is included as a named executive officer because he served as an executive officer until August 2010 and the value of his total compensation for 2010 would have been among the top five most highly compensated executive officers had he served in such capacity at December 31, 2010. The Board has also granted discretionary authority to the Compensation Committee to set compensation, including authority to approve awards under our Amended and Restated 2005 Incentive Plan (the “Incentive Plan”), for all other directors, officers and employees. Our Incentive Plan, which was approved by shareholders at our 2007 Annual General and Special Meeting, was filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended 2010.

The Compensation Committee is also responsible for maintaining knowledge of competitive compensation practices, reviewing the design and competitiveness of our compensation and benefits programs, and evaluating, on at least an annual basis, the compensation packages for executive officers. The Compensation Committee takes into consideration a number of factors in making specific compensation determinations or recommendations, as the case may be, including the education and experience of the individual, the individual’s performance, the importance of the individual’s position to the achievement of our financial and operational goals, and the financial performance of TESCO.

The Compensation Committee has periodically engaged Mercer Human Resource Consulting (“Mercer”) to provide specific advice concerning (i) the comparison group, compensation, philosophy, benchmarking and Incentive Plan design for officer and director positions and (ii) market trends and issues. During those engagements Mercer has attended Compensation Committee meetings to review compensation policy and design for officers. In 2010, Mercer advised the Compensation Committee in designing compensation arrangements for 2010 and 2011. The Corporation’s management did not direct Mercer’s activities but did provide information to Mercer and made itself available for interviews. The decisions made by the Compensation Committee are the responsibility of the Committee and may reflect factors and considerations other than the information and recommendations provided by Mercer.

The Compensation Committee also considers the advice of Mr. Quintana, our President and Chief Executive Officer, concerning executive officers and key employees other than Mr. Quintana. Specifically, Mr. Quintana annually reviews the performance of each executive officer other than himself. The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments and annual award amounts, are presented to the Compensation Committee. The Board and the Compensation Committee can exercise their discretion in setting compensation or in modifying any recommended adjustments or awards to executives.

The Compensation Committee made its compensation determinations for 2011 in the fourth quarter of 2010, so that performance compensation targets could be announced at the beginning of the calendar year, in conjunction with implementation of the Corporation’s operating plan. The Compensation Committee anticipates following the same schedule in future years.

Peer Group

One tool used by the committee is comparison against a group of peer companies selected by the committee, as a means of evaluating the Corporation’s executive compensation. After the Compensation Committee selects the peer group, TESCO’s Human Resources department provides information to Mercer to allow it to match TESCO’s executive positions against survey positions from the peer group and provide benchmarking data to the Compensation Committee. Peer group data is a part of the information that the committee uses in determining the compensation elements for the Corporation’s executive officers but that does not alone determine the mix or level of executive officer compensation.

The peer group is reviewed periodically when the Compensation Committee has reason to believe an update is appropriate due to changes in the market or group itself, but not necessarily every year. In the selection process, Mercer, with input from the Compensation Committee and management, assembles an initial list of potential peer companies, all of which are publicly traded upstream service and equipment providers to the oil and gas industry. That list is reviewed by the Committee and based on criteria described below, the Committee selects the final peer group from the initial list. The peer group includes companies that the Compensation Committee believes to be comparable to TESCO in terms of most recent fiscal year revenues, market capitalization (considered both as of a recent date and as an average over the prior calendar year), income and asset base. The Compensation Committee selects a group in which they consider the Corporation was as near as reasonably possible to median along those metrics, having regard for the cyclical and volatile nature of the oilfield service sector, as well as the fact that the Corporation is among the smallest of the publicly traded companies in its industry.

For the 2010 compensation cycle, the peer group consisted of: Allis-Chalmers Energy, Atwood Oceanics, Basic Energy Services, Boots & Coots, Cal Dive International, CARBO Ceramics, Chart Industries, Core Laboratories, Dril-Quip, Hornbeck Offshore Services, ION Geophysical, Lufkin Industries, Newpark Resources, Parker Drilling, RPC, Superior Well Services, T-3 Energy Resources and Tetra Technologies.

Philosophy and Objectives

TESCO’s compensation philosophy is based on the recognition that the interests of the shareholders are best served by attracting, retaining, and motivating top quality management personnel, especially executive officers. By offering competitive compensation packages that maintain an appropriate relationship between executive pay and the creation of shareholder value, we believe that we will be able to align the interests of our executive officers with those of our shareholders. To that end, in establishing executive compensation, we attempt to integrate the following principles in the design of the compensation packages that we offer to our executives:

•	annual base cash compensation should be set at a level making us competitive with our competitors for business opportunities and executive talent in the energy service industry;

•	annual cash bonuses should recognize the achievement of short term objectives; and

•
equity-based incentive awards (which to date have been in the form of stock options, restricted stock units and performance stock units for executives) should reflect progress toward financial objectives and should ensure that management has a continuing stake in our long-term success, our long-term objective of growth through innovative technology and our long term goal of creating value for our shareholders.

TESCO’s objective in setting executive compensation is the creation of incentives to reward management performance that leads to an increase in shareholder value, while exercising appropriate risk management. Shareholder value is a broad concept that includes not only quantitative factors such as stock price, earnings per share and return on capital employed, but also qualitative factors such as successful development and commercialization of key technologies that are expected to enhance long-term corporate value. As a result, management compensation may be tied to both financial and non-financial measures. Risk management means ensuring that the Corporation has a strategy for sustainable growth. The Compensation Committee considers, in establishing and reviewing the executive compensation program, whether the program encourages unnecessary or excessive risk taking and believes that it does not. The largest compensation element provided to the named executive officers is composed of long-term equity awards tied to the Corporation’s stock price. Because the awards are staggered and subject to long-term vesting schedules, the committee believes TESCO’s named executive officers are appropriately incentivized to create sustainable shareholder value.

Accordingly, in considering the mix of compensation elements, the Compensation Committee considers both the amount and form of the compensation. The committee seeks to achieve the appropriate balance between immediate cash rewards and long-term financial incentives for the achievement of both annual and long-term financial and non-financial objectives.

Depending on TESCO’s and an individual executive’s performance, the Compensation Committee expects that base salary would generally be at a median level in comparison to the peer group, that bonus compensation would be at a median level at target, with the opportunity to earn up to the 75th percentile (compared with the peer group) based on performance, and long term equity-based incentives would be at a 75th percentile level. The Compensation Committee believes that rewarding top performers with a combination of higher than median bonus and long term equity-based incentives will align individual interests to the achievement of our financial and operational objectives. Moreover, compensation levels reflect the Compensation Committee’s recognition that we compete with many larger companies for top executive-level talent.

The mix of compensation elements for other officers, managers, and other employees will depend on the level of the position. However, the final mix of base salary, annual bonus, and long term equity-based incentives is not set solely by reference to peer group measurements. Rather, the Compensation Committee will seek to fit compensation to an executive officer’s specific performance in the achievement of TESCO’s objectives. Regular meetings of the Board and the Compensation Committee are scheduled in advance and Compensation Committee meetings generally precede Board meetings. The Compensation Committee may review or adjust compensation, or make awards, at any time during a year in response to new appointments, promotions or for other reasons.

Compensation Elements

In order to balance short and long term incentives, we compensate our executive officers through (i) base salary, (ii) an annual cash performance bonus and (iii) the award of equity-based long term compensation. Executive officers may also participate with other employees in share purchases pursuant to our Amended and Restated Employee Stock Savings Plan (“ESSP”) and in other benefit programs, such as a 401(k) savings program, and life, health, and disability plans. Please refer to “Summary Compensation Table” below. Our ESSP was approved by shareholders at our 2007 Annual General and Special Meeting, and a copy was filed as Exhibit 10.29 to our Annual Report on Form 10-K for the year ended December 31, 2010. ESSP participants are entitled to set their voluntary contributions at a level of up to 7.5% of their earnings, but executive officers may make contributions at a greater dollar level than other employees as a function of their generally higher base salaries. The seven senior most corporate officers are eligible for a matching contribution of up to 4% of their base salaries in the ESSP. Those executives do not receive matching contributions in TESCO’s 401(k) program, as other U.S. employees do. This structure was designed to increase executive officer ownership in TESCO stock, further aligning management interests with those of shareholders.

In setting compensation for 2010 and 2011, the Compensation Committee generally considered the following with respect to each element:

•
Base Salary. In determining base salaries the Compensation Committee considered compensation survey data, individual performance, position and succession capacity. While peer group data provided useful guidance, the Compensation Committee gave greater weight to its assessment of the value of an executive officer’s position to TESCO and to the market demand for the executive. Base salaries for a calendar year are generally expected to be set during the prior year fourth quarter. However, the Compensation Committee and the Board may review or adjust compensation, or make awards, at any time during a year in response to new appointments, promotions or changes in market conditions.

•
Non-Equity Incentive Compensation. In setting short-term incentive plan compensation (“STIP”) ranges, the Compensation Committee considered compensation survey data, individual performance, position and succession capacity. In setting STIP targets for these years, the Compensation Committee considered earnings per share, earnings before adjusted interest, taxes depreciation and amortization (“Adjusted EBIDTA”) and individual performance. STIP payments based on prior year’s performance are finally determined during the first quarter of the following year and paid no later than March 15 of that year.

Payments are made based upon a combination of corporate-wide objectives and individual objectives. In some cases the individual goals will require the executive to manage other employees to achieve the goal. In some cases the executive will need to meet the objective individually. Each year the named executive officers share at least one financial target. For 2010 and 2011, the common financial targets are earnings per share and Adjusted EBITDA, which consists of earnings (net income or loss) available to common stockholders before interest expense, income tax expense, non-cash stock compensation, non-cash impairments, depreciation and amortization and other non-cash items. Adjusted EBITDA is not a measure of performance calculated in accordance with U.S. generally accepted accounting principles. Adjusted EBITDA is used as a measure of operating performance because it assists us in comparing our performance on a consistent basis as it removes the impact of our capital structure and asset base from our operating results and to assess compliance with financial ratios and covenants included in our credit agreements.

In each case the target objectives are derived from the Corporation’s annual plan, as approved by the Board. The objectives and target STIP awards are designed to be achievable, but not without substantial effort and management skill on the part of the executive. Executives will not receive their maximum STIP awards without exceptional performance by both the Corporation and the executives.  The Corporation's performance would include meeting the Adjusted EBIDTA target for each year, the earnings per share target, and their individual objectives. To the extent a goal is not met in its entirety, the portion of bonus compensation attributed to that goal would be reduced. The Compensation Committee is responsible for assessing performance against those objectives in determining the level of STIP payout. Our Short-Term Incentive Plans for 2010 and 2011 were filed as Exhibits 10.32 and 10.33 to our Annual Report on Form 10-K for the year ended December 31, 2010.

•
Long Term Equity-Based Incentives. Under the terms of our Incentive Plan, the Board may award various equity-based incentives to eligible directors, officers, employees and other persons. Under the plan, 10% of our issued and outstanding Common Shares are authorized for the grant of equity incentive awards. As described further below, the Board has issued stock options, restricted stock units and performance stock units under the Incentive Plan to named executive officers. Using a mix of options, restricted stock units and performance stock units allows the Corporation to offer compensation that broadly aligns short and long-term goals of the executives with those of the Corporation. The mix of awards has varied from year to year depending on various factors described below. The Committee may modify the split of equity awards in the future based on market conditions and annual needs of the Corporation.

The goal of performance stock units is to align the interests of a recipient to the interests of shareholders by providing a long-term metric against which to measure management performance. Performance measures for performance stock units are set by the Compensation Committee. The payout of each performance stock unit is determined on the date of vesting and is arrived at by multiplying the value of TESCO common shares on that date by a multiplier (which may be greater than or less than 100%). The multiplier is based upon a performance objective formula that is determined when the performance stock unit is originally granted. There is no payout when threshold performance is not met. An average return on capital employed ("ROCE") over three years was selected as the applicable metric because ROCE is a common performance metric used by our peers and it has been shown to have a strong correlation with share price. A three year average is intended to drive long-term performance. The Board determines whether performance stock units are settled in stock or cash at the time of settlement, based on tax and accounting implications. ROCE metrics were not met and the outstanding performance stock units will be cancelled in accordance with their terms on December 31, 2011, absent a change of control prior to such date.

Stock options and restricted stock awards granted under our Incentive Plan generally vest in three annual installments. Awards expire no later than seven years from the date of grant. Vested stock options may be exercised for a period of 90 days after termination of employment. Unvested incentive awards are forfeited upon termination of employment. The exercise price of options granted is set at the average of the high and low prices on the U.S. exchange where our shares are traded on the date of grant. Stock option grants (including grants made at other times or with respect to new hires or promoted employees) are not made effective during blackout periods prior to release of quarterly earnings results. At December 31, 2010, we had approximately 815,173 shares available for future grants.

The level of Long Term Incentive Plan (“LTIP”) compensation is expected to increase in relation to an executive officer’s responsibilities. The Compensation Committee considers the present value of equity awards granted annually to executive officers, as well as market data provided by Mercer. Awards may be granted at any Board or Compensation Committee meeting. However, with respect to continuing employees, including executives, who are not receiving a grant due to their promotion to a new position, such annual grants were made contemporaneously with our annual general meeting prior to November 2008. Since November 2008, the Board and Compensation Committee granted annual awards in the fourth quarter and we expect future annual awards to be made in the fourth quarter of the preceding year in the future. Our general practice is to make annual awards to directors, officers and other employees at the same time.

Compensation for 2010

The 2010 base salaries for our named executive officers are shown below, under “Summary Compensation Table.” During 2008, the committee took note of data from Mercer showing that base salaries for TESCO’s executives were generally below the median amount paid to executives in the Corporation’s peer group, and approved a plan to bring base salaries up to median levels over a two year period, in order to achieve congruence with the Corporation’s stated compensation philosophy. Despite the Compensation Committee’s plan to increase executive salaries in 2009, as a result of the broad economic and industry downturn in late 2008 and early 2009, the four named executive officers who were at TESCO at the beginning of 2009 volunteered to forego the increased base salary amounts set by the Compensation Committee and to further reduce their base salaries for the remainder of 2009 to 90% of their 2008 base salaries. Mr. Assing joined the Corporation in May 2009 after the salary reductions had been instituted.

In 2010, 30% of the potential STIP bonus was related to an Adjusted EBITDA target based upon the Corporation’s internal plan and 70% was based on individual performance goals. The range for the 2010 STIP multiplier was 1.0 up to 2.0 and the actual multiplier was 1.71.  It was dependent on the Corporation’s final 2010 earnings per share. No payments would have been made had the Corporation had negative earnings for 2010.

•
Mr. Quintana’s target STIP award was 100% of his base salary, and his maximum award was 200%. His actual award was 131%. The 2010 award made to Mr. Quintana was based on objectives related to ERP target inventory levels, CASING DRILLING™ revenue, propriety tubular services revenue and commercialization of certain new product and service technologies.

•
Mr. Assing’s target award was 50% of his base salary and his maximum award was 100%. His actual award was 69%. The award made to Mr. Assing was based on objectives related to inventory levels, propriety tubular services revenue, DSO targets, CASING DRILLING™ revenue, corporate general and administrative (“G&A”) expense targets and commercialization of certain new product and service technologies.

•
Mr. Foster’s target STIP award was 65% of his base salary and his maximum award was 130%. His actual award was 100%. The award made to Mr. Foster was based on objectives related to inventory levels, propriety tubular service revenue, DSO targets, ERP targets, QHSE scorecard targets, CASING DRILLING™ revenue and tubular services operating margin targets.

•
Mr. Kayl’s target STIP award was 50% of his base salary and his maximum award was 100%. His actual award was 86%. The award made to Mr. Kayl was based on objectives related to DSO targets, ERP targets, inventory levels and G&A expense targets.

•
Mr. Neidhart’s target award was 40% of his base salary and his maximum award was 80%. His actual award was 48%. The award made to Mr. Neidhardt was based on objectives related to ERP targets, CASING DRILLING™ revenue, overhead cost levels and commercialization of certain new technologies.

•
Mr. Lank’s target STIP award was 50% of his base salary and his maximum award was 100%. His actual award was 78%. The award made to Mr. Lank was based on objectives related to inventory levels, DSO targets, ERP targets, corporate G&A expense targets and commercialization of certain technologies.

Data provided by Mercer indicated that TESCO’s executive LTIP award levels before 2009 were generally in the bottom quartile of the peer group and no positions were paid above the median. Accordingly, the Compensation Committee approved LTIP awards in November 2009 for the 2010 compensation cycle intended to bring executive LTIP compensation to the 75th percentile of the peer group. Recognizing the volatility of the Corporation’s industry, the Committee split the awards between options (50%) and restricted stock units (50%). The 2009 performance stock units (issued November 2008) cover calendar years 2009-2011 and vest on December 31, 2011. The performance formula for these awards provides that if the threshold average ROCE performance for the three-year period from 2009 to 2011 of 14% is met, 50% of target payout will be provided. If the target ROCE performance of 19.5% is met, 100% of target payout is provided. If the stretch ROCE performance of 34.5% is met, 200% of target payout is paid. Intermediate numbers are interpolated. There is potential for 250% of the target payout to be paid if the ROCE performance reaches 46%.  ROCE metrics were not met and the outstanding performance stock units will be cancelled in accordance with their terms on December 31, 2011, absent a change of control prior to such date.

Compensation Approach for 2011

For the 2011 STIP program, 50% of the potential STIP bonus will be related to and an Adjusted EBITDA target based upon the Corporation’s internal plan. The 2011 STIP multiplier will range from 1.0 up to 2.0 depending on the Corporation’s final 2011 earnings per share. No payments will be made in the event the Corporation has negative earnings for 2011. Mr. Quintana’s target STIP award is 100% of his base salary, and his maximum award is 200%. Mr. Foster’s target STIP award is 65% of his base salary and his maximum award is 130%. Mr. Neidhardt’s target STIP award is 65% of his base salary and his maximum award is 130%. Mr. Kayl’s target STIP award is 70% of his base salary and his maximum award is 140%. Mr. Ferris’ target award is 50% of his base salary and his maximum award is 100%. Mr. Assing’s target award is 50% of his base salary and his maximum award is 100%. In 2011, the named executive officers share several of the same individual objectives: tubular services revenue and operating income targets, achieving certain year-end inventory levels, DSO targets, CASING DRILLINGTM revenue targets, profitability targets, the completion of specific team projects and the commercialization of certain new technologies.  In addition, each individual executive may have additional job specific objectives that are not shared by the full executive team.

For the 2011 compensation cycle LTIP awards, the Compensation Committee determined a mix of 50% stock options and 50% restricted stock units. Awards were granted in November 2010.

Stock Ownership Guidelines

The Board has adopted voluntary stock ownership guidelines for directors and certain executive officers as follows:

Title	Stock Ownership Guidelines
Chief Executive Officer	3 times base salary
Chief Financial Officer	2 times base salary
Senior Vice Presidents	1 times base salary
Board Members	3 times annual retainer

The guidelines regarding equity ownership shall include direct and indirect beneficial ownership, as well as exercising control or direction over common shares of the Corporation and restricted stock units as at December 31, 2010. As a transition measure, persons subject to the equity ownership guidelines shall have five years from the date of appointment to accumulate the minimum holdings under the guidelines, with the expectation that 50% of the ownership would be achieved by the end of the third year. In addition, specific arrangements may be made for directors when a qualified candidate might be precluded from serving by these requirements on a case-by-case basis.

So long as an officer or director subject to this guideline is not currently meeting the applicable equity ownership listed above (whether by reason of the number of shares acquired or a change in the value of the Corporation’s stock), he or she is expected to retain at least 75% of any shares issued upon vesting or exercise of an award under the Company’s Incentive Plan, net of those shares sold to meet tax obligations in respect of such vesting or exercise. Officers and directors not meeting this expectation will be asked to explain their particular circumstances to the Board and demonstrate a plan to meet guidelines set forth herein.

Where an individual is both a director and a senior executive officer, the individual will be required to satisfy the equity ownership guidelines for senior executive officers.

Impact of Accounting and Tax Treatment

Section 162(m) of the Internal Revenue Code of 1986 as amended places a limit of $1,000,000 on the amount of compensation that may be deducted by the Corporation for U.S. tax purposes in any year with respect to our Chief Executive Officer and other “covered executives,” unless the compensation is “performance-based compensation” as described in Section 162(m) and the related regulations, as well as pursuant to a plan approved by TESCO’s shareholders. Although certain portions of the compensation paid to such executives may qualify for deductibility under Section 162(m), we did not consider deductibility under Section 162(m) as a material factor in designing compensation awards. Rather, we believe our interests are best served by designing our compensation arrangements to be competitive and to reward contributions to the achievement of our financial and non-financial goals.

The fair value of each stock option award is estimated on the date of grant using the Black-Scholes option pricing model in accordance with applicable accounting standards. Once the fair value of each award is determined, the related compensation expense is recognized in our financial statements ratably over the vesting period.

Compensation Committee Report

This report shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933 or the Exchange Act or incorporated by reference in any document so filed.

We, the Compensation Committee of the Board, have reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) within the Executive Compensation section of this Proxy Statement with the management of the Company. Based on such review and discussion, we are of the opinion that the executive compensation policies and plans provide appropriate compensation to properly align Tesco’s performance and the interests of its shareholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short-and long-term. Accordingly, we have recommended to the Board that the CD&A be included as part of this Proxy Statement.

SUBMITTED BY THE COMPENSATION COMMITTEE
OF THE TESCO CORPORATION BOARD OF DIRECTORS
Gary L. Kott, Chair
Fred J. Dyment
Michael W. Sutherlin

Equity Compensation Plan Information at December 31, 2010

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#) (a)	Weighted-average exercise price of outstanding options, warrants and rights ($) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#) (c)
Equity compensation plans approved by security holders	2,117,076 (1)	15.16(2)	815,173 (3)(4)
Equity compensation plans not approved by security holders	—	—	—
Total	2,117,076 (1)	15.16(2)	815,173 (3)(4)

(1)
An additional 724,008 restricted stock units and 149,500 share equivalents of performance stock units were outstanding at December 31, 2010. Restricted stock units may be settled in cash or shares on vesting at the option of the Corporation on a 1:1 basis.

(2)	Currently outstanding performance stock units may be settled in cash or shares on vesting at the option of the Corporation.

(3)
Net of additional awards listed in note (1) above. Under the terms of our Incentive Plan, 10% of our outstanding Common Shares are authorized for the grant of equity incentive rewards to eligible directors, officers, employees and other persons.

(4)	Includes shares reserved for a specified use: 452,430 shares for issuance under the Company's ESSP.

SUMMARY COMPENSATION TABLE

The following table shows the compensation paid by TESCO for the fiscal year ended December 31, 2010 to the Chief Executive Officer, the Chief Financial Officer, the next three most highly compensated executive officers as of December 31, 2010 and one former executive officer for whom disclosure would have been required had he served as an executive officer as of December 31, 2010.  Julio Quintana is also a director but receives no compensation in that capacity.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)		Total ($)

Julio M. Quintana	2010	520,385	—	723,072	742,016	684,000	21,531	(4)	2,691,004
President and CEO	2009	415,386	—	745,284	744,670	134,400	16,269	(5)	2,056,009
	2008	449,423	—	1,944,289	1,487,760	325,377	19,424	(6)	4,226,273

Fernando R. Assing	2010	268,846	—	241,248	246,884	184,400	11,601	(7)	952,979
SVP, Marketing and	2009	147,692	33,543	304,408	308,825	18,800	3,755		817,023
Bus. Development	2008	—	—	—	—	—	—		—

Jeffrey L. Foster	2010	296,873	—	241,248	246,884	295,500	12,645	(8)	1,119,873
SVP, Operations	2009	224,308	—	283,374	283,065	40,500	9,127		831,247
	2008	242,723	50,000	456,417	240,774	55,112	10,901	(9)	1,055,927

Robert L. Kayl	2010	277,885	—	241,248	246,884	238,200	11,914	(10)	1,016,130
SVP and CFO	2009	230,769	—	219,018	218,655	69,600	9,369		747,411
	2008	223,423	—	500,675	329,096	144,500	10,028	(11)	1,207,722

Dietmar J. Neidhardt	2010	244,808	—	100,936	98,784	117,600	878		586,707
SVP, CASING	2009	115,717	—	216,282	218,280	15,600	451		745,001
DRILLING™	2008	—	—	—	—	—	—		—

James A. Lank (12)	2010	271,250	—	144,480	148,676	152,600	31,769	(13)	748,775
VP & GM, European/	2009	221,538	—	198,258	198,315	65,000	8,994		683,111
Russia Business Unit	2008	238,731	—	337,208	193,524	117,072	7,045		893,580

(1)
Aggregate grant date fair value computed in accordance with FASB ASC Topic 718.  A discussion of the assumptions underlying the calculation can be found in Note 8 – Shareholders' equity and stock-based compensation in our Form 10-K for the fiscal year ended December 31, 2010.

(2)      Represents amounts earned under the 2010 STIP program. Actual payments were made in March 2011.
(3)	Includes employer matching payments from the ESSP, life insurance premiums and other payments as detailed below.
(4)	Includes (a) $20,631 in ESSP matching contributions; and (b) $900 in life insurance premiums.
(5)	Includes (a) $15,369 in ESSP matching contributions; and (b) $900 in life insurance premiums.
(6)	Includes (a) $10,424 in ESSP matching contributions; and (b) $900 in life insurance premiums.
(7)	Includes (a) $10,708 in ESSP matching contributions; and (b) $893 in life insurance premiums.
(8)	Includes (a) $11,750 in ESSP matching contributions; and (b) $895 in life insurance premiums.
(9)	Includes (a) $10,073 in ESSP matching contributions; and (b) $828 in life insurance premiums.
(10)	Includes (a) $11,031 in ESSP matching contributions; and (b) $831 in life insurance premiums.
(11)	Includes (a) $9,197 in ESSP matching contributions; and (b) $883 in life insurance premiums.
(12)	Mr. Lank served as our Sr. Vice President, General Counsel and Corporate Secretary until August 2010.
(13)	Includes (a) $7,688 in ESSP matching contributions; (b) $23,482 in relocation expenses; and (c) $600 in life insurance premiums.

GRANTS OF PLAN-BASED AWARDS FOR FISCAL YEAR 2010

		Estimated Future Payouts Range Under Non-Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold	Target	Maximum	or Units(#)	Options(#)	Awards	Awards(2)
Julio M. Quintana		—	525,000	1,050,000
	11/9/2010					107,600	$13.64	$723,072
	11/9/2010				54,400			$742,016

Fernando R. Assing		—	135,000	270,000
	11/9/2010					35,900	$13.64	$241,248
	11/9/2010				18,100			$246,884

Jeffrey L. Foster		—	195,000	390,000
	11/9/2010					35,900	$13.64	$241,248
	11/9/2010				18,100			$246,884

Robert L. Kayl		—	210,000	420,000
	11/9/2010					35,900	$13.64	$241,248
	11/9/2010				18,100			$246,884

Dietmar J. Neidhardt		—	110,000	110,000
	11/9/2010					14,700	$13.64	$98,784
	11/9/2010				7,400			$100,936

James A. Lank		—	45,833	—
	11/9/2010					21,500	$13.64	$144,480
	11/9/2010				10,900			$148,676

(1)
Represents amounts available under the 2011 STIP, which was approved in November 2010. Amounts earned under the 2010 STIP by the named executive officers are reported in the Summary Compensation Table under the column entitled “Non-Equity Incentive Plan Compensation.”

(2)
Aggregate grant date fair value computed in accordance with FASB ASC Topic 718.  A discussion of the assumptions underlying the calculation can be found in Note 8 – Shareholders' equity and stock-based compensation in our Form 10-K for the fiscal year ended December 31, 2010.

Narrative of Disclosure to Summary Compensation Table
And Grants of Plan-Based Awards Table

Non-Equity Incentive Plan

    Our short term incentive plan provides for annual bonus payments to the named executive officers and other eligible employees based on earnings per share, Adjusted EBITDA and individual performance. A more detailed discussion of our short term incentive plan and the performance objectives established under it for fiscal year 2010 is set forth in the “Compensation Discussion and Analysis” above. Short term incentive plan awards are included in the “Non-Equity Incentive Plan” column of the Summary Compensation and the Grants of Plan-Based Awards tables.

Performance Stock Units

Performance stock units are restricted stock units that vest at the end of a three-year measurement period (e.g. performance stock units issued in November 2008 measure performance from January 1, 2009 through December 31, 2011). The payout of each performance stock unit is determined on the date of vesting and is arrived at by multiplying the value of our common shares on that date times a multiplier (which may be greater than or less than 1). The multiplier is based upon a performance objective formula that is determined when the performance stock unit is originally granted. There is no payout when threshold performance is not met. If the target performance hurdle is met, 100% of target payout is provided. If the stretch performance hurdle is met, 200% of target payout is paid. Intermediate numbers are interpolated. There is potential for 250% of the target payout to be paid if the maximum performance hurdle is met. Performance stock unit awards are included in the “Stock Awards” column of the Summary Compensation Table. No performance stock units were granted in 2010. ROCE metrics were not met and the outstanding performance stock units will be cancelled in accordance with their terms on December 31, 2011, absent a change of control prior to such date.
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2010

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(6)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Rights That Have Not Vested (4) (5) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Yet Vested ($)(6)
Julio M. Quintana	50,000	0	18.74	5/18/2013
	28,600	0	23.98	3/14/2014
	23,800	0	25.38	2/28/2015
	33,335	16,665	36.21	6/6/2015
	72,803	36,397	7.51	11/18/2015
	43,935	87,865	10.38	11/19/2016
	0	107,600	13.64	11/9/2017
					126,968	$2,042,915
							72,100	$1,160,089

Fernando R. Assing	7,167	14,333	9.65	5/14/2016
	11,700	23,400	10.38	11/19/2016
	0	35,900	13.64	11/9/2017
					38,168	$614,123

Jeffrey L. Foster	20,000	0	19.68	8/5/2012
	18,000	0	18.74	5/18/2013
	8,500	0	23.98	3/14/2014
	7,500	0	28.98	8/15/2014
	5,133	2,567	25.38	2/28/2015
	27,668	13,832	7.51	11/18/2015
	16,700	33,400	10.38	11/19/2016
	0	35,900	13.64	11/9/2017
					43,168	$694,573
							27,400	$440,866

Robert L. Kayl	8,250	0	19.68	8/15/2012
	14,000	0	18.74	5/18/2013
	3,900	0	23.98	3/14/2014
	3,200	1,600	25.38	2/28/2015
	7,333	3,667	31.71	8/18/2015
	21,334	10,666	7.51	11/18/2015
	12,900	25,800	10.38	11/19/2016
	0	35,900	13.64	11/9/2017
					39,135	$629,682
							21,200	$341,108

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(6)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Rights That Have Not Vested (4) (5) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Yet Vested ($)(6)

Dietmar J. Neidhardt	5,333	10,667	7.86	8/26/2016
	8,800	17,600	10.38	11/19/2016
	0	14,700	13.64	11/9/2017
					22,667	$364,712

James A. Lank	19,800	0	17.71	11/15/2013
	6,300	0	23.98	3/14/2014
	5,066	2,534	25.38	2/28/2015
	19,400	9,700	7.51	11/18/2015
	11,700	23,400	10.38	11/19/2016
	0	21,500	13.64	11/9/2017
					28,434	$457,503
							19,200	$308,928

(1)
All options vest one-third per year on each anniversary of their respective grant dates and expire on the seventh anniversary of their respective grant dates. Vested options may be exercised for a period of 90 days following termination of employment. Unvested options are forfeited upon termination of employment.

(2)	Exercise price converted from C$ based on the Bank of Canada noon exchange rate on the date of grant.

(3)
Total number of restricted stock units awarded to participant (multiple award dates.)  All restricted stock units vest one-third per year on each anniversary date of their respective grant dates and expire when fully vested.

(4)	Total number of performance stock units awarded to participant (award date of November 18, 2008.)

(5)	Based on performance stock unit target vesting value of 100%.

(6)	Market Value is based on the average of the high and low prices of our common stock as reported by NASDAQ on December 31, 2010 ($16.09).

OPTION EXERCISES AND STOCK VESTED FOR FISCAL YEAR 2010

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired at Vesting (#)	Value Realized at Vesting ($)
Julio M. Quintana	—	—	48,633	647,036
Fernando R. Assing	—	—	10,032	131,498
Jeffrey L. Foster	—	—	15,966	218,645
Robert L. Kayl	—	—	17,634	238,037
Dietmar J. Neidhardt	—	—	7,633	94,877
James A. Lank	—	—	11,166	152,893

Potential Payments upon Termination or Change of Control

Potential Payments upon Termination

Pursuant to their employment agreements, each named executive officer would be entitled to certain benefits upon the termination of his employment. Such benefits depend upon the circumstances surrounding their terminations, which are described below:

•
Termination by us upon death, disability or retirement. Upon termination under these circumstances, each named executive officer is not entitled to any additional benefits under his employment agreement.

•
Termination by us for cause (as defined in each executive officer’s employment agreement), or resignation by the named executive officer without good reason (as defined in each executive officer’s employment agreement). Upon termination under these circumstances, no STIP payment for the year in which the termination occurs or severance payment shall be payable.

•
Termination by us without cause, or resignation by the named executive officer for good reason. Upon termination under these circumstances, each named executive officer shall be entitled to a severance payment equal to one times his base annual salary (two times in the case of Mr. Quintana), plus a STIP payment. The named executive officer’s STIP payment for the year in which he is terminated would be calculated on the basis of a full year participation, meeting all requirements for a target bonus.

The table below sets forth the total estimated payments and benefits that would be paid to each named executive officer under his employment agreement as a result of the named executive officer’s termination of employment without cause or for good reason. The amounts shown assume termination of employment on December 31, 2010. However, the actual amounts that would be paid to the named executive officers under each scenario can only be determined at the time of termination.

Name	Termination Without Cause or for Good Reason(1)
Julio M. Quintana President and CEO	1,575,000
Fernando R. Assing Senior Vice President, Marketing and Business Development	405,000
Jeffrey L. Foster Senior Vice President, Operations	495,000
Robert L. Kayl Senior Vice President and CFO	420,000
Dietmar J. Neidhardt Senior Vice President, CASING DRILLING™	343,000
James A. Lank Vice President and General Manager, European / Russia Business Unit	401,000

(1)
The amounts shown do not include the value of vested stock options and incentive awards held by the named executive officers as of December 31, 2010 because they had already been earned by the named executive officer and their vesting is not contingent on a termination of employment. See “Outstanding Equity Awards At December 31, 2010,” above.

Potential Payments upon a Change of Control

The employment agreements for our named executive officers provide for certain benefits to be paid to them in the event of a “change of control,” defined as:

•
A change in ownership that occurs when one person or a group (as determined for the purposes of Internal Revenue Code Section 409A) acquires stock that, combined with stock previously owned, controls more than 50% of the value or voting power of the stock of the Corporation (incremental increases in ownership by a person or group that already owns fifty percent (50%) of the Corporation do not result in a change in ownership);

•
A change in effective control that occurs on the date that, during any 12-month period, either (x) any person or group acquires stock possessing more than 50% of the voting power of the Corporation, or (y) the majority of the board of directors of the Corporation is replaced by persons whose appointment or election is not endorsed by a majority of the Board of the Corporation prior to the date of the appointment or election; or

•
A change in ownership of a substantial portion of the assets that occurs on the date that a person or a group acquires, during any 12-month period, assets of the Corporation having a total gross fair market value equal to more than 50% of the total gross fair market value of all of the Corporation’s assets; provided, however, that there is no change in control event under this subsection when there is a transfer to: (w) a shareholder of the Corporation (immediately before the asset transfer) in exchange for or with respect to its stock; (x) an entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the Corporation immediately after the asset transfer; (y) a person, or more than one person acting as a group, that owns immediately after the asset transfer, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of the Corporation (Mr. Quintana’s agreement does not include this subsection (y)); or (z) an entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in item (y) within the meaning of Internal Revenue Code Section 409A. For the purposes of this paragraph (3) “gross fair market value” shall have the meaning as provided in Section 409A.

Pursuant to their respective employment agreements, the named executive officers will receive the following in the event of a change of control if they are employed by TESCO on the date of such change of control (but with respect to Messrs. Kayl, Foster, Neidhardt, Assing and Lank, only if their employment is terminated by the Corporation other than for cause, disability or death, or if such executive’s employment is terminated by the executive for good reason, within 12 months of such change of control).

•
a cash amount equal to two times (three times in the case of Mr. Quintana) the employee’s annual cash compensation, which includes base salary and the maximum STIP payable for the year in with the change of control occurred, paid on the basis of a deemed 12 month calendar year participation. In Mr. Quintana’s case, some of this amount may be paid after a waiting period in compliance with Section 409A.

•	full acceleration of vesting of all of the named executive officer’s existing unvested equity-based awards; and

•	a lump sum amount equal to the cost of continuation of group health coverage under COBRA for a period of 18 months.

To receive the benefits upon a Change of Control, the affected named executive officer must pay any debts owed to the Corporation and must execute a release of liability in favor of the Corporation against any future employment-related claims.

If we had experienced a Change of Control as of December 31, 2010, we would have had to pay to the named executive officers the following amounts:

Executive	Severance Payment ($)	Value of Accelerated Options ($) (1)	Value of Accelerated Performance Stock Units ($) (2)	Value of Accelerated Restricted Stock Units ($)	18 Mo. COBRA Benefit ($) (3)	280G Gross Up Payment ($) (4)	Total
Julio M. Quintana (5)	2,625,000	1,028,969	1,144,948	1,762,871	26,722	--	6,588,510
Fernando R. Assing (6)	675,000	471,757	--	606,108	26,722	279,016	2,058,603
Jeffrey L. Foster (6)	795,000	379,907	435,112	685,492	26,722	505,206	2,827,439
Robert L. Kayl (6)	700,000	311,599	336,656	621,448	23,701	391,734	2,385,138
Dietmar J. Neidhardt (6)	340,000	215,277	--	359,936	23,701	--	938,914
James A. Lank (6)	675,000	258,049	304,896	451,532	26,722	393,407	2,109,606

(1)
The value of accelerated stock options upon a change of control has been calculated as the difference between the exercise price and the closing price of the shares on December 31, 2010, multiplied by the number of options vesting as a result of the change of control. Options with exercise prices above the market price on that date have not been taken into account.

(2)	The value of accelerated performance stock units upon a change of control has been calculated assuming target performance.

(3)	Each named executive officer is entitled to a lump sum payment equal to the cost of 18 months COBRA coverage.

(4)
In the event of a change of control effective December 31, 2010, it is estimated that the payments under employment agreements with Messrs. Kayl, Foster, Assing and Lank would be subject to an excise tax as “excess parachute payments” under Section 280G of the Internal Revenue Code.  Under their agreements, the Corporation will pay Messrs. Kayl, Foster, Assing and Lank each an additional amount sufficient to cover the excise tax triggered under Section 4999 of the Internal Revenue Code, as well as any applicable federal, state income and employment taxes that may apply to the additional amounts paid.  These amounts are represented by the “280G Gross-Up Amounts” in the table.

(5)	Mr. Quintana would receive change of control payments if he was employed by the Corporation at the time a change of control occurred.

(6)
Messrs. Assing, Foster, Kayl, Neidhardt and Lank would be entitled to change of control payments if their employment were terminated for good reason by the executive or without cause by the Corporation within 12 months of a change of control.

Board Member Compensation

During 2010, directors of the Corporation who are not employees of the Corporation received an annual retainer of $35,000. The Chairman received an additional retainer of $35,000 annually. The Chair of the Audit Committee received an additional $18,000. The Chairs of the Compensation and the Corporate Governance and Nominating Committees received an additional $6,000. Directors of the Corporation who were not employees of the Corporation received meeting fees of $2,000 per Board or committee meeting requiring personal attendance. They also received $1,000 per Board or committee meeting requiring attendance by telephone. Directors are also reimbursed for their reasonable travel expenses incurred to attend meetings in person. For 2011, the Board retainers and meeting fees were not changed.

Directors are also entitled to participate in the Corporation’s Incentive Plan. On November 9, 2010, 23,800 restricted stock units and 47,600 options at an exercise price of $13.64 were granted to non-employee directors.  On March 12, 2010, 8,200 options at an exercise price of $13.16 and 4,200 restricted stock units were granted to a new non-employee director. Restricted stock units and options both vest in three annual installments and the options expire seven years from the date of grant. Unvested incentive awards granted to a non-employee director will vest automatically upon any change of control (as defined in the Incentive Plan), or upon the death, disability, retirement, voluntary refusal to stand for reelection, or any other change in such non-employee director’s status other than removal of such director by shareholder action.

           In 2010 the aggregate remuneration for all directors was $4,612,114, which includes total compensation to Julio Quintana, our President and Chief Executive Officer, of $3,338,040. Mr. Quintana receives no compensation in his capacity as a director. The compensation that our non-employee directors earned for serving on our Board for the fiscal year ending December 31, 2010 is outlined in the following table:

Director Compensation

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Total ($)
Norman W. Robertson	101,000	46,376	45,696	193,072
Fred J. Dyment	68,000	46,376	45,696	160,072
Gary L. Kott	80,000	46,376	45,696	172,072
R. Vance Milligan, Q.C., ICD.D	67,000	46,376	45,696	159,072
John T. Reynolds (4)	50,194	101,648	100,800	252,642
Michael W. Sutherlin	60,000	46,376	45,696	152,072
Clifton T. Weatherford	93,000	46,376	45,696	185,072

(1)	Represents retainers and meeting fees earned in 2010. Includes Q4 2010 fees paid in Q1 2011. Does not include Q4 2009 fees paid in Q1 2010.

(2)	Column reflects the fair value of restricted stock units awarded in 2010 calculated in accordance with FASB ASC Topic 718.

(3)	Column reflects the fair value of stock options awarded in 2010 calculated in accordance with FASB ASC Topic 718.

(4)	Mr. Reynolds joined the Board in March 2010 and his fees are pro-rated for 2010.

The table below shows the aggregate number of options awards outstanding for each director as of December 31, 2010 as well as the number of shares underlying option awards during 2010 and the grant date fair value of option grants made during 2010.

Director Option Awards

Name	Aggregate Number of Option Awards Outstanding as of December 31, 2010 (#)	Option Awards Made During 2010 (#)	Grant Date Fair Value of Option Awards Made During 2010 ($) (1)
Norman W. Robertson	76,400	6,800	45,696
Fred J. Dyment	50,900	6,800	45,696
Gary L. Kott	61,400	6,800	45,696
R. Vance Milligan, Q.C., ICD.D	44,400	6,800	45,696
John T. Reynolds	15,000	15,000	100,800
Michael W. Sutherlin	76,400	6,800	45,696
Clifton T. Weatherford	61,400	6,800	45,696

(1)	Column reflects the fair value of stock options awarded in 2010 calculated in accordance with FASB ASC Topic 718.

Security Ownership of Management and Certain Beneficial Owners

For purposes of this proxy statement a “beneficial owner” means any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (a) “voting power,” which includes the power to vote, or to direct the voting of, any class of our voting securities; and/or “investment power,” which includes the power to dispose, or to direct the disposition of, any class of our voting securities.

Security Ownership of Directors and Management

Listed in the following table and the notes thereto is certain information with respect to the beneficial ownership of our Common Shares as of March 16, 2011, by (i) each of our directors, (ii) each of our named executive officers and (iii) all of our directors and executive officers as a group. The address for all of our directors and officers is c/o Tesco Corporation, 3993 West Sam Houston Parkway North, Suite 100, Houston, Texas, United States 77043.

Name of Shareholder	Number of Shares Beneficially Owned		Percent of Class(1)
Directors
Norman W. Robertson	81,999	(2)	*
Fred J. Dyment	57,499	(3)	*
Gary L. Kott	62,732	(4)	*
R. Vance Milligan, Q.C., ICD.D	39,999	(5)	*
Julio M. Quintana	360,323	(6)	*
John T. Reynolds	6,883,332	(7)	18.0%
Michael W. Sutherlin	52,399	(8)	*
Clifton T. Weatherford	38,999	(9)	*

Named Executive Officers			*
Fernando R. Assing	58,155	(10)	*
Jeffrey L. Foster	122,615	(11)	*
Robert L. Kayl	109,845	(12)	*
Dietmar J. Neidhardt	73,964	(13)	*
James A. Lank	18,933	(14)	*
All directors and named executive officers as a group (13 persons)	7,960,794		20.9%

(1)
Percentages have been based on 38,137,900 Common Shares issued and outstanding at March 16, 2011. For purposes of computing the percentage of outstanding Common Shares held by any individual listed in this table, any Common Shares that such person has the right to acquire pursuant to the exercise of a stock option and the settlement of restricted stock units that are exercisable or will vest within 60 days of March 16, 2011 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Includes (i) 21,766 Common Shares held by Mr. Robertson and (ii) 60,233 Common Shares issuable upon exercise of stock options and the settlement of restricted stock units held by Mr. Robertson that are exercisable or will vest within 60 days of March 16, 2011.

(3)
Includes (i) 22,766 Common Shares held by Mr. Dyment and (ii) 34,733 Common Shares issuable upon exercise of stock options and the settlement of restricted stock units held by Mr. Dyment that are exercisable or will vest within 60 days of March 16, 2011.

(4)
Includes (i) 17,499 Common Shares held by Mr. Kott and (ii) 45,233 Common Shares issuable upon exercise of stock options and the settlement of restricted stock units held by Mr. Kott that are exercisable or will vest within 60 days of March 16, 2011.

(5)
Includes (i) 11,766 Common Shares held by Mr. Milligan and (ii) 28,233 Common Shares issuable upon exercise of stock options and the settlement of restricted stock units held by Mr. Milligan that are exercisable or will vest within 60 days of March 16, 2011.

(6)
Includes (i) 107,850 Common Shares held by Mr. Quintana directly and through his ESSP accounts and (ii) 252,473 Common Shares issuable upon exercise of options held by Mr. Quintana that are exercisable within 60 days of March 16, 2011.

(7)
Includes 6,877,799 held by LRP V Luxembourg Holdings S.à r.l. Mr. Reynolds may be deemed to be a beneficial owner of such shares based on his status as Managing Director of Lime Rock Management LP. Lime Rock Management LP provides certain services for the benefit of funds it manages, one of which is Lime Rock Partners V, L.P., the sole shareholder of LRP V Luxembourg Holdings S.à r.l. LRP V Luxembourg Holdings S.à r.l. is the record owner of the shares reported as indirectly beneficially owned. Mr. Reynolds disclaims beneficial ownership in the shares. Also includes (i) 1,400 shares received by Mr. Reynolds upon settlement of restricted stock units and (ii) 4,133 common shares issuable upon exercise of stock options and the settlement of restricted stock units held by Mr. Reynolds that are exercisable or will vest within 60 days of March 16, 2011.

(8)
Includes (i) 19,666 Common Shares held by Mr. Sutherlin and (ii) 32,733 Common Shares issuable upon exercise of stock options and the settlement of restricted stock units held by Mr. Sutherlin that are exercisable or will vest within 60 days of March 16, 2011.

(9)
Includes (i) 8,766 Common Shares held by Mr. Weatherford and (ii) 48,232 Common Shares issuable upon exercise of stock options and the settlement of restricted stock units held by Mr. Weatherford that are exercisable or will vest within 60 days of March 16, 2011.

(10)
Includes (i) 9,923 Common Shares held by Mr. Assing directly and through his ESSP account and (ii) 26,034 Common Shares issuable upon exercise of stock options and the settlement of restricted stock units held by Mr. Assing that are exercisable or will vest within 60 days of March 16, 2011.

(11)
Includes (i) 16,547 Common Shares held by Mr. Foster directly and through his ESSP account and (ii) 106,068 Common Shares issuable upon exercise of stock options held by Mr. Foster that are exercisable within 60 days of March 16, 2011.

(12)
Includes (i) 37,328 Common Shares held by Mr. Kayl directly and through his ESSP account and (ii) 72,517 Common Shares issuable upon exercise of stock options held by Mr. Kayl that are exercisable within 60 days of March 16, 2011.

(13)
Includes (i) 4,800 Common Shares held by Mr. Dietmar J. Neidhardt directly and through his ESSP account and (ii) 14,133 Common Shares issuable upon exercise of stock options held by Mr. Neidhardt that are exercisable within 60 days of March 16, 2011.

(14)
Includes (i) 9,164 Common Shares held by Mr. Lank directly and through his ESSP account and (ii) 64,800 Common Shares issuable upon exercise of stock options held by Mr. Lank that are exercisable within 60 days of March 16, 2011.

Security Ownership of Certain Beneficial Owners

Listed in the following table and the notes thereto is certain information with respect to the beneficial ownership of our Common Shares as of March 16, 2011, by the persons known to us to be the beneficial owners of five percent or more of our Common Shares. To our knowledge, other than as set forth in the table below, there are no persons owning more than five percent of any class of our voting securities. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power. Percentages calculated based on Shares Issued and Outstanding at March 16, 2011:  38,137,900.

Name and Address of Shareholder	Number of Shares Beneficially Owned		Percent of Class
LRP V Luxembourg Holdings S.à r.l. c/o Lime Rock Management LP 274 Riverside Avenue Westport, CT 06680	6,877,799	(1)	18.0%
Royce & Associates, LLC 745 Fifth Ave. New York, New York 10019	5,104,180	(2)	13.4%
Columbia Wanger Asset Management, LLC 227 West Monroe Street, Suite 3000 Chicago, IL 60606	2,526,076	(3)	6.6%
Eagle Asset Management, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	2,402,736	(3)	6.3%

(1)
As reported on Schedule 13D/A as filed on January 19, 2010 with the Securities and Exchange Commission by LRP V Luxembourg Holdings S.à r.l. Lime Rock Management LP provides certain services for the benefit of funds it manages, one of which is Lime Rock Partners V, L.P., the sole shareholder of LRP V Luxembourg Holdings S.à r.l.

(2)	As reported on Schedule 13G/A as filed on February 4, 2011 with the Securities and Exchange Commission by Royce & Associates, LLC, a New York investment adviser company.

(3)	As reported on Schedule 13G/A as filed on February 11, 2011 with the Securities and Exchange Commission by Columbia Wanger Asset Management, L.P., an Illinois investment adviser company.

(4)	As reported on Schedule 13G as filed on January 27, 2011 with the Securities and Exchange Commission by Eagle Asset Management, Inc., a Florida investment adviser company.

Section 16(a) Beneficial Ownership Compliance

Under the securities laws of the United States, TESCO’s directors, its executive officers, and any persons holding more than ten percent of a registered class of TESCO’s equity securities are required to report their ownership of TESCO’s Common Shares and other equity securities and any changes in that ownership to the SEC. Based solely upon a review of forms received by us and written representations of the reporting persons, we believe that all filing requirements applicable to TESCO’s officers, directors and greater than 10% stockholders have been met for the fiscal year ended December 31, 2010.

Certain Relationships and Related Transactions

SM Energy Company

Our President and Chief Executive Officer is a member of the Board of Directors of SM Energy Company (formerly known as St. Mary's Land and Exploration Company) (“SM Energy”). SM Energy is engaged in the exploration, development, acquisition and production of natural gas and oil in the U.S.  During 2010, SM Energy purchased approximately $0.5 million in tubular services from us. We believe that the prices we charged SM Energy were on terms similar to those provided to other third parties.

Except as disclosed elsewhere in this proxy statement, no director, proposed director or executive officer of the Corporation or a subsidiary of the Corporation and no person who beneficially owns, or controls or directs, directly or indirectly, more than ten percent of the outstanding Common Shares (collectively, an “Informed Person”) and no proposed director of the Corporation or any associate or affiliate of any Informed Person or proposed director, had any material interest, direct or indirect, in any transaction since January 1, 2010 or in any proposed transaction that materially affects or would materially affect the Corporation or any of its subsidiaries.

Our Code of Conduct provides that employees are to avoid situations or activities where their personal interests are, or may appear to be, in competition with or in opposition to TESCO’s interests. Employees are directed to disclose any potential conflicts of interest to a member of the executive management team. More specifically, employees may not engage, on TESCO’s behalf, in any transaction with a business in which the employee or a family member has an interest unless the employee has prior written approval from the executive management team or, if the employee is an officer or a director of TESCO, the Audit Committee of the Board.

PROPOSAL TWO – Continuation of the Shareholder Rights Plan Agreement

On July 9, 1996, the Corporation implemented a shareholder rights plan (the “Rights Plan”), the terms and conditions of which were set out in the Shareholder Rights Plan Agreement dated as of July 9, 1996 (the “Original Rights Plan Agreement”) between the Corporation and Montreal Trust Company of Canada, as rights agent. The Original Rights Plan Agreement was subsequently confirmed by the shareholders of the Corporation at the annual general and special meeting of shareholders held on August 22, 1996. Computershare Trust Company of Canada (the “Rights Agent”) is the successor to Montreal Trust Company of Canada, the original rights agent. The Rights Plan has been renewed, with shareholder and regulatory approval, on May 16, 2002, May 13, 2005 and May 20, 2008.

On March 8, 2011, the Board passed a resolution, subject to shareholder approval, approving the continuation of the Rights Plan and approving certain amendments arising from such continuation. See “Proposed Amendments” below. The Corporation has prepared a draft version of the Fourth Amended and Restated Rights Plan Agreement (the “Fourth Amended and Restated Rights Plan Agreement”), which continues the Rights Plan and incorporates the amendments arising from such continuation. The Fourth Amended and Restated Rights Plan Agreement will only be entered into and become effective upon the shareholders of the Corporation approving it at the Meeting. A copy of the Fourth Amended and Restated Rights Plan Agreement, showing changes from the rights plan agreement approved by shareholders on May 20, 2008, is attached as Exhibit A.

The following is a description of the shareholder approval required to continue the Rights Plan, the recommendation of the Board, an overview of the purpose of the Rights Plan, a description of the proposed amendments in the Fourth Amended and Restated Rights Plan Agreement and a summary of the terms of the Rights Plan. Capitalized terms used and not defined herein have the meanings ascribed to them in the Fourth Amended and Restated Rights Plan Agreement.

Shareholder Approval

At the Meeting, shareholders will be asked to approve the resolution set forth below to continue the Rights Plan under the Fourth Amended and Restated Rights Plan Agreement and to approve the Fourth Amended and Restated Rights Plan Agreement. The Fourth Amended and Restated Rights Plan Agreement will only become effective upon such shareholder approval.

The Third Amended and Restated Rights Plan Agreement provides that the Rights (as defined in the Third Amended and Restated Rights Plan Agreement) and the Third Amended and Restated Rights Plan Agreement will terminate immediately after the Meeting if the Fourth Amended and Restated Rights Plan Agreement is not approved by a majority of the votes cast by Independent Shareholders at the Meeting in favor of the resolution continuing the Rights Plan.  If the Fourth Amended and Restated Rights Plan Agreement is so approved, it will replace the Third Amended and Restated Rights Plan Agreement. “Independent Shareholders” is defined in the Third Amended and Restated Rights Plan Agreement as all holders of Common Shares, excluding any Acquiring Person (as defined in the Third Amended and Restated Rights Plan Agreement), any person that is making or has announced a current intention to make a take-over bid for the Common Shares, affiliates, associates and persons acting jointly or in concert with such excluded persons, and any person who is a trustee of any employee benefit, share purchase, deferred profit sharing or other plan or trust for the benefit of employees of the Corporation. We are not currently aware of any such Acquiring Person.

The text of the resolution to continue the Rights Plan under the Fourth Amended and Restated Rights Plan Agreement and to approve the Fourth Amended and Restated Rights Plan Agreement is set forth below:

BE IT RESOLVED THAT:

1. The shareholder rights plan of the Corporation be and the same is hereby continued under the Shareholder Rights Plan Agreement dated as of July 9, 1996, as amended and restated on May 16, 2002, further amended and restated on May 13, 2005 and May 20, 2008 and as proposed to be further amended and restated on the date hereof (the “Fourth Amended and Restated Rights Plan Agreement”), between Tesco Corporation (the “Corporation”) and Computershare Trust Company of Canada, as rights agent (a summary of which is included in the proxy statement of the Corporation dated April 7, 2011 and a copy of which was available prior to the date hereof to shareholders of the Corporation (i) on request to the Secretary of the Corporation submitted in the manner described in the said proxy statement or (ii) as Exhibit A to this Proxy Statement, and the Fourth Amended and Restated Rights Plan Agreement, as may be amended pursuant to its terms, be and same is hereby ratified and approved.

2. Any director or officer of the Corporation be and is hereby authorized, for and on behalf of the Corporation, to execute (whether under the corporate seal of the Corporation or otherwise) and deliver the Fourth Amended and Restated Rights Plan Agreement together with such other documents and instruments and take such other actions as such director or officer may determine to be necessary or advisable to implement this resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of the Fourth Amended Restated Rights Plan Agreement and any such documents or instruments and the taking of any such actions.

Purpose of the Rights Plan

We adopted the Rights Plan to ensure the fair and equal treatment of all shareholders in the event of an unsolicited take-over bid. The Rights Plan was also adopted by the Corporation to:

•	provide all shareholders of the Corporation with an equal opportunity to share in any premium paid upon an acquisition of control of the Corporation;

•	to allow both the shareholders and the Board adequate time to assess a take-over bid made for the Common Shares in relation to the circumstances and prospects of the Corporation; and

•
to allow a reasonable period of time for the Board to explore and develop alternative courses of action in an attempt to maximize shareholder value, if the Board is of the opinion that it is appropriate to do so.

Our Board was not aware of any specific take-over bid at the time of adoption of the Rights Plan in 1996 or when the Rights Plan was amended and restated in 2002, 2005 and again in 2008. In addition, the Board is not aware of any specific take-over bid for the Common Shares made or contemplated at the date of this proxy statement.

In recommending the continuation of the Rights Plan, the Board does not intend to secure the continuance in office of the existing members of the Board or to avoid an acquisition of control of the Corporation in a transaction that is fair and in the best interests of the shareholders. The rights of shareholders under existing law to seek a change in the management of the Corporation or to influence or promote action of management in a particular manner is not affected by the Rights Plan. In addition, the Rights Plan does not affect the duty of the Board to act honestly and in good faith with a view to the best interests of the Corporation and its shareholders.

The Board believes that existing statutory rules relating to take-over bids do not provide sufficient time for the directors to fully assess offers and to explore and develop alternatives for shareholders in the event of an unsolicited take-over bid. This may deprive shareholders of the opportunity, in the absence of the Rights Plan, to fully assess the circumstances of the Corporation or to realize the maximum value for their Common Shares. Accordingly, the Board believes that a rights plan will enable it to discharge its responsibilities and to assist shareholders in responding to a take-over bid.

The Rights Plan does not preclude unsolicited bids; specifically, a bidder may make a “Permitted Bid” without triggering a “Flip-in Event”, regardless of the views of the Board as to the acceptability of the bid. The definition of a “Permitted Bid” is designed to permit shareholders to tender into a bid that provides fair value to all shareholders. If an acquiror determines not to meet the requirements of a Permitted Bid, the Board may, through the opportunity to negotiate with the acquiror, be able to influence the fairness of the terms of the take-over bid. Shareholders are advised that the Rights Plan may preclude their consideration or acceptance of offers which are inadequate and do not meet the requirements of a Permitted Bid.

Proposed Amendments

Following is a table summarizing the proposed amendments incorporated into the Fourth Amended and Restated Rights Plan Agreement, along with an explanation of the reason each amendment is being recommended by the Board. This table is qualified in its entirety by the text of the Fourth Amended and Restated Rights Plan Agreement attached as Exhibit A.

Proposed Change	Rationale
Incorporation of revised dates throughout Plan to reflect new Expiry Time and Termination Time as well as time frame for renewal in 2014.	(self explanatory)

Section 1.1 Revision of certain defined terms to reflect current facts and deletion of certain superfluous defined terms.	Reflects that Tesco reports its financial results in U.S. dollars, is not listed on a Canadian stock exchange and its head office is located in Houston, Texas.

Section 5.18 Definition of superfluous language.	The final sentence in Section 5.18 is redundant to the preceding sentence. The amendment will delete the extraneous language.

Section 5.22 Revision to remove reference to Canada and corresponding revision to section heading	Reflects that Tesco is no longer listed on a Canadian stock exchange.

Exhibits and Schedules	The amendments make certain changes to the Exhibits and Schedules to reflect the new Expiry Time and Termination Time as well as time frame for renewal in 2014.

Summary of the Rights Plan

The Plan involves the issuance of rights to all shareholders. The rights trade with, and as part of, the Common Shares until such time as a person acquires more than 20% of the outstanding Common Shares other than by way of a Permitted Bid or Competing Permitted Bid (each as defined below).

Subject to certain exceptions, if a person acquires more than 20% of the outstanding Common Shares, the rights split from the Common Shares and the holders of the rights, other than the acquirer, are entitled to purchase additional Common Shares at a 50% discount to market, thereby creating the potential for substantial dilution to the acquirer. Our Board believes that, by creating this potential dilution, the Plan will deter coercive or otherwise unfair takeover tactics and encourage possible acquirers to negotiate with the Board to obtain a waiver of the relevant provisions of the Plan or to comply with the Permitted Bid or Competing Permitted Bid requirements of the Plan.

The principal terms of the Plan are summarized below. The summary does not purport to be complete and is qualified in its entirety by reference to the Plan (a copy of which is attached as Exhibit A to this proxy statement).

Definitions

Since several defined terms in the Plan are critical for an understanding of the terms of the Plan, we summarize the definitions of those terms below, but we refer you to the text of the Plan attached as Exhibit A for the complete definitions:

“Acquiring Person”, subject to certain exceptions, an Acquiring Person is a person who becomes the Beneficial Owner (as defined below) of 20% or more of the outstanding Common Shares, but does not include a person who makes a Permitted Bid or a Competing Permitted Bid.

“Beneficial Owner”, a person is a Beneficial Owner of Common Shares if the person, its associates, its affiliates or others acting jointly or in concert legally or beneficially owns Common Shares or has the right to acquire Common Shares within 60 days of the applicable date. The Plan includes exceptions for persons holding Common Shares as a manager of certain investment and mutual funds and money managers.

“Permitted Bid”/“Competing Permitted Bid” are take-over bids that do not trigger the “Flip-In” and other anti-takeover provisions of the Plan. In general, a “Permitted Bid” is a take-over bid to all holders of the Common Shares (other than the offeror) that meets the following conditions:

•
no Common Shares will be taken up or paid for under the bid for at least 60 days following its commencement and Common Shares may be tendered or withdrawn at any time before they are taken up and paid for; and

•
no Common Shares will be taken up or paid for unless more than 50% of the outstanding Common Shares held by shareholders (other than the offeror and certain of its related persons) have been deposited and not withdrawn. Thereafter, the bid must remain open for at least 10 additional business days to permit the remaining shareholders to tender their Common Shares.

In general, a “Competing Permitted Bid” means a bid after a Permitted Bid commences and before it expires generally meeting the conditions described above for “Permitted Bid” except that instead of having to hold the bid open for 60 days, the offeror agrees that it will not take up or pay for Common Shares under the bid before the later of (a) the 35th after its Competing Permitted Bid commenced and (b) the 60th day after the earliest Permitted Bid preceding the Competing Permitted Bid.

“Expiration Time” means, if the shareholders approve the Plan Resolution, the earlier of (a) the time when the Plan specifies that the rights terminate and (b) immediately after the annual meeting of shareholders to be held in 2014 and every third year thereafter unless the Plan is reconfirmed at that meeting.

“Separation Time” generally means the close of business on the tenth trading day after the public announcement that a person has become an Acquiring Person or, if earlier, the commencement or announcement of potential take-over bid (other than a Permitted Bid or Competing Permitted Bid). The Board may defer the Separation Time in good faith.

The Rights

Each right will entitle the holder, subject to the terms and conditions of the Plan, to purchase additional Common Shares as described in “Exercise of Rights” below. We issued one right as to each Common Share outstanding at the close of business on July 9, 1996 (the “Record Time”); and one right is automatically issued each time a Common Share is issued by the Corporation after the Record Time. Until a right is exercised, the holder of the right has no rights as a shareholder.

Evidence and Transferability of Rights Certificates

Before the Separation Time, the rights will be evidenced by the certificates for the Common Shares and may not be transferred separately from the Common Shares. After the Separation Time, the rights will be evidenced by separate rights certificates and will be transferable separately from the Common Shares.

Exercise of Rights

After the Separation Time and before the Expiration Time, each right entitles the holder to acquire one Common Share for an exercise price equal to three times the market price of the Common Shares as determined at the Separation Time (subject to certain anti-dilution adjustments). This exercise price is expected to exceed the estimated maximum value of the common shares during the term of the Rights Plan.

When a person becomes an Acquiring Person, a “Flip-in Event” occurs. Thereafter, at any time before the Expiration Time, each right (other than rights held by an Acquiring Person, which become null and void upon the Flip-in Event) entitles its holder to purchase that number of Common Shares having an aggregate market price on the date of such Flip-in Event equal to twice the exercise price for an amount in cash equal to the exercise price (subject to certain anti-dilution adjustments).

Redemption of Rights

We may redeem all of the rights with the prior approval of the shareholders at any time before a Flip-in Event. The redemption price would be $0.00001 per right (subject to adjustment). In addition, we will also redeem rights at the same price upon completion of a Permitted Bid, a Competing Permitted Bid or a bid as to which the Board waives the Plan’s provisions

Waiver

The Board may, at any time before Common Shares are acquired under a take-over bid by a take-over bid circular to all registered holders of Common Shares that would trigger a Flip-in Event, waive the application of the “Flip-in” provisions of the Plan to the acquisition. If the Board does so as to one bid, then the waiver will also apply to other competing bids made while the first bid remains open.

With the prior approval of the shareholders, the Board may also make similar waivers before other acquisitions of Common Shares that would otherwise trigger a Flip-In Event.

The Board may also waive the “Flip-in” provisions of the Plan if it determines that a person becomes an Acquiring Person inadvertently and the person reduces its ownership so that it does not remain an Acquiring Person.

Portfolio Managers

The Plan is designed to prevent the occurrence of a Flip-In Event solely by virtue of the customary activities of a person engaged in the management of mutual funds or public assets for others (e.g., a fund manager, trust company, pension fund administrator, trustee or a registered broker or dealer administering non-discretionary client accounts) provided that the person does not propose to make a take-over bid either alone or jointly or in concert with others.

Amendments

If the Plan Resolution is approved, all amendments to the Plan, other than amendments to correct clerical or typographical errors and amendments to maintain the validity of the Plan as a result of a change of applicable legislation or applicable rules or policies of securities regulatory authorities, must be approved by a majority of the votes cast by shareholders, other than an offeror under a take-over bid or an Acquiring Person (or any associate or affiliate of the offeror or the Acquiring Person or any other person acting jointly or in concert with the offeror or the Acquiring Person). In addition, all amendments to the Plan require the written concurrence of the Rights Agent.

Rights Agent

The Rights Agent under the Plan is Computershare Trust Corporation of Canada.

To be approved, the extraordinary resolution approving the Fourth Amended and Restated Shareholder Rights plan requires the approval of not less than a majority of the votes cast on the matter, in person or by proxy, at the Meeting.

The Board recommends a vote FOR this Proposal.

Proposal Three – Ratification of the Appointment of the Independent Auditors
Principal Accountant Fees and Services

The Audit Committee of the Corporation proposes that PricewaterhouseCoopers LLP, Houston, Texas, be appointed as our independent registered public accounting firm of the Corporation to hold office until the close of the next annual general meeting of shareholders of the Corporation. PricewaterhouseCoopers LLP or its predecessors have been the independent registered public accounting firm of the Corporation since December 1, 1993 and were the auditors of two of the predecessor companies of the Corporation for more than five years prior to that date.

Shareholder ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by our bylaws or other applicable legal requirement. However, the appointment of PricewaterhouseCoopers LLP is being submitted to the shareholders for ratification. If the shareholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee will evaluate the shareholder vote when considering the selection of an independent registered public accounting firm for the 2011 fiscal year and reconsider whether or not to retain the firm. Even if the appointment is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be appropriate.

Service Provided	2010	2009
Audit Fees (a)	$1,232,746	$1,234,168
Audit-related Fees	—	—
Tax Fees (b)	14,308	10,500
All Other Fees	—	—
Total	$1,247,054	$1,244,668

(a)
Audit fees consist of the aggregate fees billed or expected to be billed for professional services rendered by PricewaterhouseCoopers for the audit of Tesco Corporation’s annual financial statements, the review of financial statements included in TESCO’s Forms 10-Q or for services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)	Tax fees include services for tax compliance, research and technical tax advice

Our Audit Committee has considered all fees provided by the independent auditors to us and concluded this involvement is compatible with maintaining the auditors’ independence. For more information with respect to our Audit Committee and its relationship with our outside auditors, see “Statement of Corporate Governance Practices - Audit Committee” above. Representatives of PricewaterhouseCoopers LLP will be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Audit Committee Policy for Approval of Audit and Permitted Non-Audit Services

The Audit Committee is responsible for the appointment, retention, compensation and oversight of our independent registered public accounting firm. The Audit Committee has adopted policies and procedures for pre-approving all services (audit and non-audit) performed by our independent registered public accounting firm. In accordance with such policies and procedures, the Audit Committee is required to pre-approve all audit and non-audit services to be performed by the independent registered public accounting firm in order to assure that the provision of such services is in accordance with the rules and regulations of the SEC and does not impair the registered public accounting firm’s independence. Our Chief Financial Officer, Corporate Controller, Director of SEC Reporting and Director of Tax are the primary contacts for their respective areas to receive and assess any proposed engagements from the independent registered public accounting firm. Following receipt and initial review for eligibility by these primary contacts, a proposal would then be forwarded to the Corporate Secretary for delivery to the Audit Committee for review and confirmation that a proposed engagement is permitted. The Audit Committee has delegated specific authority for pre-approval to the Chair of the Audit Committee, provided the estimated fee of the proposed service does not exceed $25,000 between meetings of the committee. The Chair must report any decisions to the Audit Committee at its next scheduled meeting. A copy of our Protocol for Approval of Audit and Permitted Non-Audit Services Provided by External Auditors is available on our website at www.tescocorp.com by selecting “Investor Relations”, then “Corporate Governance”.

The Board recommends a vote FOR the appointment of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2011 at a remuneration to be determined by our Board.

Proposal Four --Approval of 2010 Executive Compensation

Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the SEC to adopt rules requiring the Corporation to seek a non-binding advisory vote from our shareholders to approve the compensation awarded to our named executive officers disclosed pursuant to Section 14A of the Exchange Act and Item 402 of Regulation S-K.

The Corporation has established comprehensive compensation programs for our executive officers, including our named executive officers, as described in this proxy statement.  Shareholders should reference and consider this information in evaluating the Corporation’s approach to compensating our executive officers.

The Compensation Committee will continue to emphasize compensation arrangements with the objective of aligning the financial interests of our executives with the interests of long-term shareholders.  Please refer to the sections entitled “Compensation Discussion and Analysis” and “Executive Compensation” of this proxy statement for a detailed discussion of the Corporation’s executive compensation in 2010.

You have the opportunity to vote for, against or abstain from voting on approval of 2010 named executive officer compensation.  This vote is a nonbinding advisory vote on 2010 named executive officer compensation.

The Board recommends a vote FOR this Proposal.

Proposal Five -- Determination of the Frequency of the Shareholder

Vote on Executive Compensation

Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the SEC to adopt rules requiring the Corporation to seek a non-binding advisory vote from our shareholders to determine the frequency with which the Corporation’s shareholders will vote to approve the compensation awarded to our named executive officers pursuant to Section 14A of the Exchange Act.

You have the opportunity to vote for every one (1) year, for every two (2) years, for every three (3) years or abstain from voting on the frequency of the shareholder vote on named executive officer compensation.  This vote is a nonbinding advisory vote on the frequency of the shareholder vote on executive compensation.

The Board recommends that Shareholders vote FOR “Every Three (3) Years” for this Proposal.

Financial Statements for Fiscal Year 2010

At the Meeting, the consolidated financial statements of the Corporation for the year ended December 31, 2010 and the report of the auditors thereon will be presented. These consolidated financial statements are included in the 2010 Annual Report of the Corporation which has been mailed concurrently with this Proxy Statement to all shareholders. No formal action will be taken at the Meeting to approve the financial statements. If any shareholder has questions respecting the December 31, 2010 financial statements, the questions may be brought forward at the Meeting. We filed an Annual Report on Form 10-K with the SEC on March 1, 2011. Shareholders may obtain a copy of our Annual Report on Form 10-K, without charge, by writing to our Corporate Secretary at our principal executive offices located at 3993 West Sam Houston Parkway, Suite 100, Houston, Texas 77043.

Shareholder Proposals

           Any shareholder proposal to be presented at the Meeting must have been received at our principal offices located at 3993 W. Sam Houston Parkway N., Suite 100, Houston, Texas 77043 and addressed to our Corporate Secretary no later than December 24, 2010 in order to be included in the proxy statement and form of proxy for the Meeting.

Pursuant to Rule 14a-8 under the Exchange Act, shareholder proposals to be presented at the 2012 annual meeting of the holders of common shares of the Corporation (the “2012 Meeting”) and in our proxy statement and form of proxy for the 2012 Meeting must be received by us at our principal executive offices and addressed to our Corporate Secretary not later than December 18, 2011 the date which is at least 120 days prior to April 7, 2012, the anniversary of the date of this Proxy Statement.  These proposals must comply with applicable Alberta law, the rules and regulations promulgated by the SEC and the requirements set forth by the Corporate Governance and Nominating Committee described in the ‘Statement of Corporate Governance” section of this proxy statement under the heading “Director Nominations.”  Unless we receive notice in the manner specified in this section, the proxy holders shall have discretionary authority to vote for or against any such proposal presented at the 2012 Meeting.

Indebtedness of Directors and Executive Officers

As of the date hereof, no director, proposed director or executive officer of the Corporation, or any associate of any such director, proposed director or executive officer is or has been, at any time since January 1, 2010, indebted to the Corporation, nor is or has been, at any time since January 1, 2010, any indebtedness of such persons been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Corporation or any of its subsidiaries.

Interest of Certain Persons or Companies in Matters to Be Acted On

Except as otherwise disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting. For the purpose of this paragraph “Person” shall include each person: (a) who has been a director, executive officer or insider of the Corporation since the commencement of the Corporation's last completed fiscal year; (b) who is a proposed nominee for election as a director of the Corporation; or (c) who is an associate or affiliate of a person referred to in (a) or (b).

No Incorporation by Reference of Certain Portions of this Proxy Statement

Notwithstanding anything to the contrary set forth in any of our filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate information in this Proxy Statement, neither the Audit Committee Report nor the Compensation Committee Report is to be incorporated by reference into any such filings as provided by SEC regulations. In addition, this Proxy Statement includes certain website addresses intended to provide inactive, textual references only. The information on these websites shall not be deemed part of this Proxy Statement.

Additional Information

We file annual, quarterly and special reports, proxy statements and other information with the SEC at 100 F Street, N.E., Washington, D.C. 20549 and with Canadian securities regulatory authorities. You may read and copy any reports, statements or other information we file at the SEC’s public reference rooms in Washington, D.C. Please call the SEC at (800) SEC-0330 for further information on the public reference rooms. Our public filings are also available to the public from commercial document retrieval services and on the website maintained by the SEC at www.sec.gov, as well as at www.sedar.com. We make available on our website at www.tescocorp.com, free of charge, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, press releases, charters for the committees of our Board, our Code of Conduct and other company information, including amendments to such documents as soon as reasonably practicable after such materials are electronically filed or furnished to the SEC or otherwise publicly released. Such information will also be furnished upon written request to us at our corporate headquarters.

You should rely only on the information contained in this proxy statement to vote on each of the proposals submitted for shareholder vote. We have not authorized anyone to provide you with information that is different from what is contained in (or incorporated by reference into) this proxy statement. This proxy statement is dated April 7, 2011. You should not assume that the information contained in this proxy statement is accurate as of any later date.

By order of the Board of Directors,
Dean Ferris
Corporate Secretary
April 7, 2011

Exhibit A

SHAREHOLDER RIGHTS PLAN AGREEMENT

Amended and Restated as of May ~~20, 2008~~•, 2011

between

TESCO CORPORATION

and

COMPUTERSHARE TRUST COMPANY OF CANADA

as Rights Agent

TABLE OF CONTENTS

Page
ARTICLE 1 CERTAIN DEFINITIONS 3
1.1	Certain Definitions	3
1.2	Currency	18
1.3	Acting Jointly or in Concert	18
1.4	Control	18
1.5	Definition of Agreement	19
ARTICLE 2 THE RIGHTS 19
2.1	Issue of Rights; Legend on Common Share Certificates	19
2.2	Initial Exercise Price; Exercise of Rights; Detachment of Rights	20
2.3	Adjustments to Exercise Price; Number of Rights	24
2.4	Date of Which Exercise is Effective	29
2.5	Execution, Authentication, Delivery and Dating of Rights Certificates	29
2.6	Registration, Registration of Transfer and Exchange	30
2.7	Mutilated, Destroyed, Lost and Stolen Rights Certificates	31
2.8	Persons Deemed Owners of Rights	31
2.9	Delivery and Cancellation of Certificates	32
2.10	Agreement of Rights Holders	32
ARTICLE 3 ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS 33
3.1	Flip-in Event	33
ARTICLE 4 THE RIGHTS AGENT 35
4.1	General	35
4.2	Merger, Amalgamation or Consolidation or Change of Name of Rights Agent	36
4.3	Duties of Rights Agent	37
4.4	Change of Rights Agent	39
ARTICLE 5 MISCELLANEOUS 40
5.1	Redemption and Termination	40
5.2	Expiration	43
5.3	Issuance of New Rights Certificates	43
5.4	Supplements and Amendments	43
5.5	Fractional Rights and Fractional Shares	45
5.6	Rights of Action	45
5.7	Holder of Rights Not Deemed a Shareholder	46
5.8	Notices	46
5.9	Costs of Enforcement	47
5.10	Successors	48
5.11	Benefits of this Agreement	48
5.12	Descriptive Headings	48
5.13	Governing Law	48
5.14	Counterparts	48
5.15	Severability	49
5.16	Coming Into Effect	49
5.17	Reconfirmation	49
5.18	Regulatory Approvals	49
5.19	Determination and Actions by the Board of Directors	50
5.20	Notice of Proposed Actions	50
5.21	Time of the Essence	50
5.22	No Registration	50
Amendment and Restatement 51

SHAREHOLDER RIGHTS PLAN AGREEMENT

THIS AGREEMENT dated as of the ~~20th~~ • day of May, ~~2008~~ 2011,

BETWEEN:

TESCO CORPORATION, a corporation incorporated under the laws of the Province of Alberta (hereinafter referred to as the "Corporation")

OF THE FIRST PART,

- and -

COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada (hereinafter referred to as the "Rights Agent")

OF THE SECOND PART.

WHEREAS:

A.
on July 9, 1996, the Corporation implemented a shareholder rights plan (the "Original Rights Plan"), the terms and conditions of which are set out in the Shareholder Rights Plan Agreement dated as of July 9, 1996 (the "Original Rights Plan Agreement") between the Corporation and Montreal Trust Company of Canada, as rights agent;

B.	in order to implement the Original Rights Plan, the board of directors of the Corporation ("Board of Directors"):

(i)
authorized the issuance of one right (a "Right") in respect of each Common Share outstanding at the Close of Business on July 9, 1996 (the "Record Time"), which distribution was made to shareholders of record at the Record Time;

(ii)	authorized the issuance of one Right in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time; and

(iii)	authorized the issuance of Rights Certificates to holders of Rights pursuant to the terms and subject to the conditions set forth in the Original Rights Plan Agreement;

C.
each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth in the Original Rights Plan Agreement;

D.
the Original Rights Plan Agreement was subsequently confirmed by the shareholders of the Corporation at the annual general and special meeting of shareholders of the Corporation held on August 22, 1996;

E.	pursuant to an agreement dated January 26, 2001, Montreal Trust Company of Canada assigned all of its rights, duties and obligations under the Original Rights Plan Agreement to the Rights Agent;

F.
the Original Rights Plan was amended and restated on March 14, 2002 (the "Amended and Restated Rights Plan") pursuant to the terms and conditions of the Original Rights Plan Agreement as amended and restated on March 14, 2002 (the "Amended and Restated Rights Plan Agreement") and the Amended and Restated Rights Plan Agreement was subsequently ratified, confirmed and approved at the annual general and special meeting of shareholders of the Corporation held on May 16, 2002;

G.
the Amended and Restated Rights Plan was recommended for continuation and renewal (the "Second Amended and Restated Rights Plan") by the Board of Directors at the annual general and special meeting of the Shareholders of the Corporation which occurred on May 13, 2005 and was subsequently approved for renewal and was amended and restated pursuant to a majority of votes cast by Independent Shareholders in favour of the renewal until the termination of the annual general and special meeting of shareholders of the Corporation in ~~2008.~~2008;

H.
the Second Amended and Restated Rights Plan was recommended for continuation and renewal (the "Third Amended and Restated Rights Plan") by the Board of Directors at the annual general and special meeting of the Shareholders of the Corporation which occurred on May 20, 2008 and was subsequently approved for renewal and was amended and restated pursuant to a majority of votes cast by Independent Shareholders in favour of the renewal until the termination of the annual general and special meeting of shareholders of the Corporation in 2011;

I.
the Board of Directors has determined that it is advisable to continue the Amended and Restated Rights Plan (the "Fourth Amended and Restated Rights Plan") subject to certain amendments and updates as included herein to ensure, to the extent possible, that all shareholders of the Corporation are treated equally and fairly in connection with any take-over bid for the Corporation and to ensure that the Board of Directors is provided with a sufficient period of time to evaluate unsolicited take-over bids and to explore and develop alternatives to maximize shareholder value;

~~I.~~J.
the Board of Directors has submitted at the annual general and special meeting of shareholders of the Corporation held on May ~~20, 2008~~•, 2011 a resolution to the Independent Shareholders approving the ~~continued existence of the~~ Fourth Amended and Restated Rights Plan under this Agreement and approving this Agreement and such resolution was duly passed by the Independent Shareholders;

~~J.~~K.	the foregoing recitals and statements of fact are made by the Corporation and not the Rights Agent; and

~~K.~~L.	all capitalized terms used in the foregoing recitals shall have the meanings attributed thereto in this Agreement;

NOW THEREFORE in consideration of the premises and the respective agreements set forth herein, the parties hereby agree as follows:

ARTICLE 1

CERTAIN DEFINITIONS

1.1           Certain Definitions

For purposes of this Agreement, the following terms have the meanings indicated:

(a)	"Acquiring Person" shall mean any Person who is the Beneficial Owner of 20% or more of the outstanding Common Shares; provided, however, that the term "Acquiring Person" shall not include:

(i)           the Corporation or any Subsidiary of the Corporation;

(ii)	any Person who becomes the Beneficial Owner of 20% or more of the outstanding Common Shares as a result of any one or a combination of:

(A)
an acquisition or redemption or conversion by the Corporation of Common Shares which, by reducing the number of Common Shares outstanding, increases the percentage of Common Shares Beneficially Owned by such Person to 20% or more of the Common Shares then outstanding ("Share Acquisitions or Redemptions");

(B)
share acquisitions made pursuant to a Permitted Bid or a Competing Permitted Bid ("Permitted Bid Acquisitions") provided, however, that if a Take-over Bid that qualified as a Permitted Bid when made ceases to be a Permitted Bid because it ceases to meet any or all of the requirements set forth in subsection 1.1(u) prior to the time it expires (after giving effect to any extension) or is withdrawn, any acquisition of Common Shares made pursuant to such Take-over Bid shall not be a Permitted Bid Acquisition;

(C)
share acquisitions (1) in respect of which the Board of Directors has waived the application of Section 3.1 pursuant to Sections 5.1(b), (c) or (d); or (2) which were made on or prior to the Record Time; or (3) which were made pursuant to a dividend reinvestment plan of the Corporation; or (4) pursuant to the receipt and/or exercise of rights issued by the Corporation to all the holders of the Common Shares to subscribe for or purchase Common Shares or Convertible Securities, provided that such rights are acquired directly from the Corporation and not from any other Person and provided that such Person does not thereby acquire a greater percentage of Common Shares or Convertible Securities than the Person's percentage of Common Shares Beneficially Owned immediately prior to the receipt and/or exercise of such rights; or (5) pursuant to a distribution by the Corporation of Common Shares or Convertible Securities (and the conversion of such Convertible Securities) made pursuant to a prospectus or by way of private placement, provided that such Person does not thereby acquire a greater percentage of such Common Shares or Convertible Securities than the Person's percentage of Common Shares Beneficially Owned immediately prior to such distribution; or (6) pursuant to a plan of arrangement, amalgamation or other statutory procedure requiring shareholder approval; or (7) pursuant to a distribution by the Corporation of Common Shares or Convertible Securities upon the exercise by an individual employee of stock options granted under a stock option plan of the Corporation or rights to purchase securities granted under a share purchase plan of the Corporation, provided that (i) all necessary stock exchange approvals for such stock option plan or share purchase plan have been obtained and such stock option plan or share purchase plan complies with the terms and conditions of such approvals and (ii) such Person does not become the Beneficial Owner of more than 25% of the Common Shares outstanding immediately prior to the distribution, and in making this determination the Common Shares to be issued to such Person in the distribution shall be deemed to be held by such Person but shall not be included in the aggregate number of outstanding Common Shares immediately prior to the distribution ("Exempt Acquisitions");

(D)
the acquisition of Common Shares upon the exercise of Convertible Securities received by such Person pursuant to a Permitted Bid Acquisition, an Exempt Acquisition or a Pro Rata Acquisition (as defined below) ("Convertible Security Acquisitions"); or

(E)
acquisitions as a result of a stock dividend, a stock split or other event pursuant to which such Person receives or acquires Common Shares or Convertible Securities on the same pro rata basis as all other holders of Common Shares, provided that such Person does not thereby acquire a greater percentage of such Common Shares or Convertible Securities than the Person's percentage of Common Shares Beneficially Owned immediately prior to such acquisition ("Pro Rata Acquisitions");

provided, however, that if such Person shall become the Beneficial Owner of 20% or more of the Common Shares then outstanding by reason of any one or a combination of (i) Share Acquisitions or Redemptions, (ii) Permitted Bid Acquisitions, (iii) Exempt Acquisitions, (iv) Convertible Security Acquisitions, or (v) Pro Rata Acquisitions and, after such Share Acquisitions or Redemptions or Permitted Bid Acquisitions or Exempt Acquisitions or Convertible Security Acquisitions or Pro Rata Acquisitions, such Person becomes the Beneficial Owner of more than an additional 1.00% of the number of Common Shares outstanding other than pursuant to any one or combination of Share Acquisitions or Redemptions, Permitted Bid Acquisitions, Exempt Acquisitions or Convertible Security Acquisitions or Pro Rata Acquisitions, then as of the date of any such acquisition such Person shall become an "Acquiring Person";

(iii)
a Person who is the Beneficial Owner of 20% or more of the outstanding Common Shares at the Record Time provided, however, that if such Person shall after the Record Time become the Beneficial Owner of more than an additional 1.00% of the number of Common Shares outstanding other than pursuant to Share Acquisitions or Redemptions, Permitted Bid Acquisitions, Exempt Acquisitions, Convertible Security Acquisitions or Pro Rata Acquisitions, then as of the date of any such acquisition such Person shall become an "Acquiring Person";

(iv)
for a period of 10 days after the Disqualification Date, any Person who becomes the Beneficial Owner of 20% or more of the outstanding Common Shares as a result of such Person becoming disqualified from relying on clause 1.l(d)(B) solely because such Person makes or announces an intention to make a Take-over Bid, either alone or by acting jointly or in concert with any other Person. For the purposes of this definition, "Disqualification Date" means the first date of public announcement that any Person is making or intends to make a Take-over Bid; or

(v)
an underwriter or member of a banking or selling group acting in such capacity that becomes the Beneficial Owner of 20% or more of the Common Shares in connection with a distribution of securities pursuant to an underwriting agreement or similar agreement entered into by the Corporation.

(b)
"Affiliate" shall mean, when used to indicate a relationship with a specified body corporate, a Person that directly or indirectly, through one or more intermediaries, controls or is a body corporate controlled by, or under common control with, such specified body corporate.

(c)
"Annual Cash Dividend" shall mean cash dividends paid in any fiscal year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate on a per share basis, in any fiscal year, the greatest of:

(i)	200% of the aggregate amount of cash dividends, on a per share basis, declared payable by the Corporation on its Common Shares in the three immediately preceding fiscal years; and

(ii)
300% of the arithmetic mean of the aggregate amounts of the cash dividends, on a per share basis, declared payable by the Corporation on its Common Shares in its three immediately preceding fiscal years; and

(iii)
100% of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year divided by the number of Common Shares outstanding as at the end of such fiscal year.

(d)
"Associate" of a specified individual shall mean any individual to whom such specified individual is married or with whom such specified individual is living in a conjugal relationship outside marriage, or any relative of such specified individual who has the same residence as such specified individual.

(e)	A Person shall be deemed the "Beneficial Owner", and to have "Beneficial Ownership", of, and to "Beneficially Own":

(i)
any securities which such Person or any of such Person's Affiliates or Associates owns at law or in equity and includes any Common Shares in respect of which such Person or any of such Person's Affiliates or Associates owns at law or in equity any related installment receipts;

(ii)
any securities which such Person or any of such Person's Affiliates or Associates has the right to acquire (A) upon the exercise of any Convertible Securities, or (B) pursuant to any agreement, arrangement or understanding provided such right is exercisable immediately or within a period of 60 days thereafter and whether or not on condition or the happening of any contingency or the making of any payment (other than customary agreements with and between underwriters and banking group or selling group members with respect to a distribution of securities or pursuant to a pledge of securities); and

(iii)	any securities which are Beneficially Owned within the meaning of clauses 1.1(d)(i) or (ii) above by any other Person with whom such Person is acting jointly or in concert;

provided, however, that a Person shall not be deemed the "Beneficial Owner", or to have "Beneficial Ownership", of, or to "Beneficially Own", any security:

(A)
where (1) the holder of such security has agreed to deposit or tender such security pursuant to a Permitted Lock-up Agreement to a Take-over Bid made by such Person or any of such Person's Affiliates or Associates or any other Person referred to in clause 1.l(d)(iii) or (2) such security has been deposited or tendered pursuant to a Take-over Bid made by such Person or any of such Person's Affiliates or Associates or any other Person referred to in clause 1.l(d )(iii) until the earliest time at which any such tendered security is accepted unconditionally for payment or exchange or is taken up and paid for; or

(B)
where such Person, any of such Person's Affiliates or Associates or any other Person referred to in clause 1.1(d)(iii), holds such security provided that (1) the ordinary business of such Person (the "Investment Manager") includes the management of investment funds for others and such security is held by the Investment Manager in the ordinary course of such business in the performance of such Investment Manager's duties for the account of any other Person, including non-discretionary accounts held on behalf of a client by a broker or dealer registered under applicable laws, or (2) such Person (the "Trust Company") is licensed to carry on the business of a trust company under applicable laws and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons or in relation to other accounts and holds such security in the ordinary course of such duties for the estates of deceased or incompetent Persons or for such other accounts, or (3) such Person (the "Plan Trustee") is the administrator or trustee of one or more pension funds or plans (each a "Plan") registered under applicable laws and holds such security for the purposes of its activity as such, or (4) such Person is a Plan or is a Person established by statute (the "Statutory Body") for purposes that include, and the ordinary business or activity of such Person includes the management of investment funds for employee benefit plans, pension plans, insurance plans (other than plans administered by insurance companies) or various public bodies, or (5) such Person is a Crown agent or agency; provided in any of the above cases, that the Investment Manager, the Trust Company, the Plan Trustee, the Plan, the Statutory Body or the Crown agent or agency, as the case may be, is not then making a Take-over Bid or has not announced a current intention to make a Take-over Bid, other than an Offer to Acquire Common Shares or other securities pursuant to a distribution by the Corporation, by means of a Permitted Bid or by means of ordinary market transactions (including pre-arranged trades entered into in the ordinary course of business of such Person) executed through the facilities of a stock exchange or organized over-the-counter market, alone or by acting jointly or in concert with any other Person; or

(C)
because such Person is a client of or has an account with the same Investment Manager as another Person on whose account the Investment Manager holds such security, or where such Person is a client of or has an account with the same Trust Company as another Person on whose account the Trust Company holds such security, or where such Person is a Plan and has a Plan Trustee who is also a Plan Trustee for another Plan on whose account the Plan Trustee holds such security; or

(D)
where such Person (i) is a client of an Investment Manager and such security is owned at law or in equity by the Investment Manager, or (ii) has an account with a Trust Company and such security is owned at law or in equity by the Trust Company, or (iii) is a Plan and such security is owned at law or in equity by the Plan Trustee; or

(E)	where such Person is the registered holder of securities as a result of carrying on the business of, or acting as a nominee of, a securities depositary.

For purposes of this Agreement, the percentage of Common Shares Beneficially Owned by any Person shall be and be deemed to be the product determined by the formula:

100 x A/B

Where:

A =	the number of votes for the election of all directors generally attaching to the Common Shares Beneficially Owned by such Person; and

B =	the number of votes for the election of all directors generally attaching to all outstanding Common Shares.

For the purposes of the foregoing formula, where any Person is deemed to Beneficially Own unissued Common Shares which may be acquired pursuant to Convertible Securities, such Common Shares shall be deemed to be outstanding for the purpose of calculating the percentage of Common Shares Beneficially Owned by such Person in both the numerator and the denominator, but no other unissued Common Shares which may be acquired pursuant to any other outstanding Convertible Securities held by other Persons shall, for the purposes of that calculation, be deemed to be outstanding.

(f)	"Business Corporations Act" shall mean the Business Corporations Act, R.S.A. 2000, c. B-9, as amended, and the regulations thereunder, and any comparable or successor laws or regulations thereto.

(g)	"Business Day" shall mean any day other than a Saturday, Sunday or a day that is treated as a holiday at the Corporation's principal executive offices in Houston, Texas.

~~(h)~~	~~“Canadian U.S. Exchange Rate” shall mean on any date the inverse of the U.S. Canadian Exchange Rate.~~

~~(i)~~
~~“Canadian Dollar Equivalent” of any amount which is expressed in United States Dollars shall mean on any day the Canadian dollar equivalent of such amount determined by reference to the Canadian U.S. Exchange Rate on such date~~ Houston, Texas.

(h)
~~(j)~~ "Close of Business" on any given date shall mean the time on such date (or, if such date is not a Business Day, the time on the next succeeding Business Day) at which the office of the transfer agent for the Common Shares in Calgary, Alberta (or, after the Separation Time, the offices of the Rights Agent in Calgary, Alberta) becomes closed to the public.

(i)
~~(k)~~ "Common Shares" shall mean the common shares in the capital of the Corporation as constituted on the date hereof and any other shares of the Corporation into which such common shares may be subdivided, consolidated, reclassified or changed.

(j)	~~(l)~~ "Competing Permitted Bid" shall mean a Take-over Bid that:

(i)	is made after a Permitted Bid has been made and prior to the expiry of the Permitted Bid;

(ii)	satisfies all components of the definition of a Permitted Bid other than the requirements set out in clause (ii) of that definition; and

(iii)
contains, and the take-up and payment for securities tendered or deposited is subject to, an irrevocable and unqualified condition that no Common Shares will be taken up or paid for pursuant to the Take-over Bid prior to the Close of Business on the date that is no earlier than the later of (1) the 60th day after the date on which the earliest Permitted Bid which preceded the Competing Permitted Bid was made, and (2) 35 days after the date of the Take-over Bid constituting the Competing Permitted Bid.

(k)           ~~(m)~~ "Convertible Securities" shall mean at any time:

(i)	any right (contractual or otherwise and regardless of whether such right constitutes a security) to acquire Common Shares from the Corporation; and

(ii)	any securities issued by the Corporation from time to time (other than the Rights) carrying any exercise, conversion or exchange right;

which is then exercisable or exercisable within a period of 60 days from that time pursuant to which the holder thereof may acquire Common Shares or other securities which are convertible into or exercisable or exchangeable for Common Shares (in each case, whether such right is then exercisable or exercisable within a period of 60 days from that time and whether or not on condition or the happening of any contingency).

(i)
~~(n)~~ "Exercise Price" shall mean, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one whole Right and, until adjustment thereof in accordance with the terms hereof, the Exercise Price shall be:

(i)	until the Separation Time, an amount equal to three times the Market Price, from time to time, per Common Share; and

(ii)	from and after the Separation Time, an amount equal to three times the Market Price, as at the Separation Time, per Common Share;

(m)           ~~(o)~~ "Expiration Time" shall mean the earlier of:

(i)           the Termination Time; and

(ii)	the termination of the annual meeting of the shareholders of the Corporation in the year ~~2011~~2014;

or, if the continued existence of this Agreement is ratified at such annual meeting by resolution passed by a majority of votes cast by Independent Shareholders who vote in respect thereof in accordance with Section 5.18, "Expiration Time" shall mean the earlier of the Termination Time and the termination of the annual meeting of shareholders of the Corporation in the year ~~2014~~2017;

(n)
~~(p)~~ A "Flip-in Event" shall mean a transaction occurring as a result of which any Person shall become an Acquiring Person provided, however, that a Flip-in Event shall be deemed to occur at the Close of Business on the tenth day (or such later day as the Board of Directors may determine) after the Stock Acquisition Date.

(o)
~~(q)~~"Independent Shareholders" shall mean holders of Common Shares excluding (i) any Acquiring Person; or (ii) any Person that is making or has announced a current intention to make a Take-over Bid for Common Shares (including a Permitted Bid and a Competing Permitted Bid) other than a Person referred to in Section 1.l(d)(B), but excluding any such Person if the Take-over Bid so announced or made by such Person has been withdrawn, terminated or expired; or (iii) any Affiliate or Associate of such Acquiring Person or Persons referred to in clause (ii); or (iv) any Person acting jointly or in concert with such Acquiring Person or a Person referred to in clause (ii); or (v) a Person who is a trustee of any employee benefit plan, share purchase plan, deferred profit sharing plan or any similar plan or trust for the benefit of employees of the Corporation or a Subsidiary of the Corporation, unless the beneficiaries of the plan or trust direct the manner in which the Common Shares are to be voted or direct whether the Common Shares are to be tendered to a Take-over Bid.

(p)
~~(r)~~"Market Price" per security of any securities on any date of determination shall mean the average of the daily closing price per security of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section 2.3 hereof shall have caused the price used to determine the closing price per security on any Trading Day not to be fully comparable with the price used to determine the closing price per security on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day, each such price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in order to make it fully comparable with the price per security used to determine the closing price per security on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day.  The "closing price per security" of any securities on any date shall be:

(i)
the closing board lot sale price or, if such price is not available, the average of the closing bid and asked prices, for such securities as reported by the principal ~~Canadian~~ stock exchange (as determined by the Board of Directors) on which such securities are listed or admitted to trading~~; or if for any reason neither such prices is available on such day or the securities are not listed or admitted to trading on a Canadian stock exchange, the closing board lot sale price or, if such price is not available, the average of the closing bid and asked prices, for such securities as reported by such other securities exchange on which such securities are listed or admitted for trading;~~

(ii)
if, for any reason, none of such prices ~~is~~ are available on such date or the securities are not listed or admitted to trading on a ~~Canadian~~ stock ~~exchange or other securities~~ exchange, the last sale price, or in case no sale takes place on such date, the average of the high bid and low asked prices for such securities in the over-the-counter market, as quoted by any reporting system then in use (as selected by the Board of Directors); or

(iii)
if the securities are not listed or admitted to trading as contemplated in clause 1.1(~~q~~p)(i) or (ii), the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected by the Board of Directors;

provided, however, that if on any such date the Closing Price Per Security cannot be determined in accordance with the foregoing, the Closing Price Per Security of such securities on such date shall mean the fair value per share of such securities on such date as determined in good faith by the Board of Directors after consultation with a nationally recognized investment dealer or investment banker with respect to the fair value per share of such securities; provided further that if an event of a type analogous to any of the events described in Section 2.3 hereof has caused any price used to determine the Market Price on any Trading Day not to be fully comparable with the price as so determined on the Trading

Day immediately preceding such date of determination, each price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in order to make it fully comparable with the price on the Trading Day immediately preceding such date of determination.  The Market Price shall be expressed in ~~Canadian dollars and, if initially determined in respect of any day forming part of the 20 consecutive Trading Day period in question in United States dollars, such amount shall be translated into Canadian dollars at the Canadian Dollar Equivalent thereof~~U.S. dollars.

(q)           ~~(s)~~ "Offer to Acquire" shall include:

(i)	an offer to purchase, or a solicitation of an offer to sell, or a public announcement of an intention to make such an offer or solicitation, Common Shares; and

(ii)	an acceptance of an offer to sell Common Shares, whether or not such offer to sell has been solicited;

or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell.

(r)
~~(t)~~ "Offeror's Securities" shall mean Common Shares Beneficially Owned on the date of an Offer to Acquire by any Person who is making a Take-over Bid and by such Person's Affiliates and Associates and by any Person acting jointly and in concert with such Person or such Person's Affiliate and Associates and "Offeror" means a Person who has announced (and has not withdrawn) an intention to make or who has made (and has not withdrawn) a Take-over Bid other than a Person who has completed a Permitted Bid or a Competing Permitted Bid.

(s)	~~(u)~~ "Permitted Bid" shall mean a Take-over Bid made by a Person by means of a take-over bid circular and which also complies with the following additional provisions:

(i)	the Take-over Bid is made to all holders of record of Common Shares, other than the Offeror;

(ii)
the Take-over Bid contains, and the take-up and payment for Common Shares tendered or deposited thereunder is subject to, an irrevocable and unqualified condition that no Common Shares shall be taken up or paid for pursuant to the Take-over Bid prior to the Close of Business on a date which is not less than 60 days following the date of the Take-over Bid;

(iii)
the Take-over Bid contains an irrevocable and unqualified condition that, unless the Take-over Bid is withdrawn, Common Shares may be deposited pursuant to the Take-over Bid at any time prior to the Close of Business on the date of first take-up or payment for Common Shares and that all Common Shares deposited pursuant to the Take-over Bid may be withdrawn at any time prior to the Close of Business on such date;

(iv)
the Take-over Bid contains an irrevocable and unqualified condition that more than 50% of the outstanding Common Shares held by Independent Shareholders, determined as at the date of first take-up or payment for Common Shares under the Take-over Bid, must be deposited to the Take-over Bid and not withdrawn at the Close of Business on the date of first take-up or payment for Common Shares; and

(v)
the Take-over Bid contains an irrevocable and unqualified condition that in the event that more than 50% of the then outstanding Common Shares held by Independent Shareholders shall have been deposited to the Take-over Bid and not withdrawn as at the date of first take-up or payment for Common Shares under the Take-over Bid, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Common Shares for not less than 10 Business Days from the date of such public announcement;

provided that if a Take-over Bid constitutes a Competing Permitted Bid, the term "Permitted Bid" shall also mean the Competing Permitted Bid.

(t)
~~(v)~~ "Permitted Lock-up Agreement" shall mean an agreement (the "Lock-up Agreement") between a Person, any of such Person's Affiliates or Associates or any other Person referred to in clause ~~1.~~1 1.1(~~d~~e)(iii) and one or more holders of Common Shares (each such holder herein referred to as a "Locked-up Person") (the terms of which are publicly disclosed and a copy of which is made available to the public, including the Corporation, not later than the date the Lock-up Bid (as defined below) is publicly announced or, if the Lock-up Bid has been publicly announced prior to the date of the Lock-up Agreement, not later than the date of the Lock-up Agreement) pursuant to which each such Locked-up Person agrees to deposit or tender Common Shares to a Take-over Bid (the "Lock-up Bid") made or to be made by the Person, any of such Person's Affiliates or Associates or any other Person referred to in clause 1.1(~~d~~e)(iii), provided that:

(i)
the Lock-up Agreement permits the Locked-up Person to withdraw its Common Shares from the Lock-up Agreement in order to deposit or tender the Common Shares to another Take-over Bid or to support another transaction prior to the Common Shares being taken up and paid for under the Lock-up Bid, so long as the other Take-over Bid or transaction:

(A)	offers a price or value per Common Share that exceeds the price or value per Common Share offered under the Lock-up Bid; or

(B)
if the number of Common Shares offered to be purchased under the Lock-up Agreement is less than 100% of the number of Common Shares held by Independent Shareholders, is for a number of Common Shares which is greater than the number of Common Shares that the Offeror has offered to purchase under the Lock-up Bid by such number as may have been agreed to in the Lock-up Agreement, provided that such agreed upon number is not greater than 7% of the number of Common Shares offered to be purchased under such Lock-up Bid at a price or value per Common Share that is not less than the price or value per Common Share offered under such Lock-up Bid; or

(C)
offers a price or value for each Common Share which is greater than the price or value for each Common Share offered under the Lock-up Bid by as much as or more than a specified amount provided that such specified amount is not greater than 7% of the price or value offered under such Lock-up Bid; and, for greater clarity, the Lock-up Agreement may (1) contain a right of first refusal, (2) require a period of delay to give the Person who made the Lock-up Bid an opportunity to match or better the consideration or value offered in the other Take-over Bid or transaction or to offer to purchase or otherwise acquire the same number of Common Shares subject to the other Take-over Bid or transaction or (3) contain other similar limitations on a Locked-up Person's right to withdraw Common Shares from the Lock-up Agreement, so long as any such limitation does not preclude the exercise by the Locked-up Person of the right to withdraw Common Shares during the period of the other Take-over Bid or transaction; and

(ii)	no "break-up" fees, "top-up" fees, penalties, expenses or other amounts that exceed in the aggregate the greater of:

(A)	the cash equivalent of 2½% of the price or value of the consideration payable under the Lock-up Bid to the Locked-up Person; and

(B)
50% of the amount by which the price or value of the consideration payable under another Take-over Bid or transaction to a Locked-up Person exceeds the price or value of the consideration that such Locked-up Person would have received under the Lock-up Bid;

shall be payable by such Locked-up Person pursuant to the Lock-up Agreement in the event such Locked-up Person fails to deposit or tender Common Shares to the Lock-up Bid or withdraws Common Shares previously tendered thereto in order to deposit or tender such Common Shares to another Take-over Bid or support another transaction.

(u)
~~(w)~~ "Person" shall mean any individual, firm, partnership, association, trust, trustee, personal representative, body corporate, corporation, unincorporated organization, syndicate, government or governmental agency, or other entity.

(v)           ~~(x)~~ “Record Time" shall mean the Close of Business on July 9, 1996.

(w)           ~~(y)~~ "Securities Act" shall mean the Securities Act, R.S.A. 2000, c. S-4, as amended, and the rules and regulations thereunder, and any comparable or successor laws, rules or regulations thereto.

(x)           ~~(z)~~ "Separation Time" shall mean, subject to Section 5.l(d), the Close of Business on the tenth Business Day after the earlier of:

(i)	the Stock Acquisition Date;

(ii)
the date of the commencement of, or first public announcement of the intent of any Person (other than the Corporation or any Subsidiary of the Corporation) to commence a Take-over Bid (other than a Take-over Bid which is a Permitted Bid or a Competing Permitted Bid or a Take-over Bid in respect of which the Board of Directors has waived the application of Section 3.1), provided that, if any Take-over Bid referred to in this clause (ii) expires, is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such Take-over Bid shall be deemed, for purposes of this Section 1.1(y), never to have been made; and

(iii)	the date upon which a Permitted Bid or Competing Bid ceases to be such;

or such later date as may be determined by the Board of Directors acting in good faith.

(y)
~~(aa)~~ "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 176 of the Securities Act or Section 13(d) of the 1934 Exchange Act) by the Corporation or an Acquiring Person of facts indicating that a Person has become an Acquiring Person.

(z)	~~(bb)~~ "Subsidiary" of any specified corporation or other entity shall mean any corporation or other entity that is

(i)	controlled by

(A)	that other corporation or entity; or

(B)	that other corporation or entity and one or more other corporations or entities, each of which is controlled by that other; or

(C)	two or more corporations or other entities, each of which is controlled by that other; or

(ii)	it is a Subsidiary of a corporation or entity that is that other corporation or entitity's Subsidiary.

(aa)
~~(cc)~~ "Take-over Bid" shall mean an Offer to Acquire Common Shares and/or Convertible Securities, if the Common Shares, together with the Common Shares into which the Convertible Securities are convertible, if applicable, are subject to the Offer to Acquire and constitute in the aggregate 20% or more of the outstanding Common Shares at the date of the Offer to Acquire.

(bb)	~~(dd)~~ "Termination Time" shall mean the time at which the right to exercise Rights shall terminate pursuant to Section 5.1 or 5.18 hereof.

(cc)
~~(cc)~~ "Trading Day", when used with respect to any securities, shall mean a day on which the principal securities exchange on which such securities are listed or admitted to trading is open for the transaction of business or, if the securities are not listed or admitted to trading on any securities exchange, a Business Day.

~~(ff)~~	~~“U.S. Canadian Exchange Rate” shall mean on any date:~~

~~(i)~~	~~if on such date the Bank of Canada sets an average noon spot rate of exchange with a conversion of one United States dollar into Canadian dollars, such rate;~~

~~(ii)~~
~~in any other case, the rate for such date for the conversion of one United States dollar into Canadian dollars which is calculated in the manner which shall be determined by the Board of Directors from time to time acting in good faith.~~

~~(gg)~~
~~“U.S. Dollar Equivalent” of any amount which is expressed in Canadian dollars shall mean on any day the United States dollar equivalent of such amount determined by reference to the U.S. Canadian Exchange Rate on such date.~~

(dd)	~~(hh)~~ "1933 Securities Act" shall mean the United States Securities Act of 1933, as amended, and the rules and regulations thereunder, and any comparable or successor laws or regulations thereto.

(ee)
~~(ii)~~ "1934 Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and any comparable or successor laws or regulations thereto.

1.2 Currency

All sums of money which are referred to in this Agreement are expressed in lawful money of ~~Canada~~ the United States.

1.3 Acting Jointly or in Concert

For purposes of this Agreement, a Person is acting jointly or in concert with another Person if such Person has any agreement, arrangement or understanding (whether formal or informal and whether or not in writing) with such other Person to acquire or Offer to Acquire any Common Shares (other than (i) customary agreements with and between underwriters and banking group or selling group members with respect to a distribution of securities, and (ii) pursuant to a pledge of securities in the ordinary course of business).

1.4 Control

A Person is "controlled" by another Person or two or more other Persons acting jointly or in concert if:

(a)
in the case of a body corporate, securities entitled to vote in the election of directors of such body corporate carrying more than 50% of the votes for the election of directors are held, directly or indirectly, by or for the benefit of the other Person or Persons acting jointly or in concert and the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such body corporate; or

(b)
in the case of a Person which is not a body corporate, more than 50% of the voting or equity interests of such entity are held, directly or indirectly, by or for the benefit of the other Person or Persons acting jointly or in concert;

and "controls", "controlling" and "under common control with" shall be interpreted accordingly.

1.5 Definition of Agreement

For purposes of this Agreement, "Agreement" means the Fourth Amended and Restated Rights Plan Agreement, as amended and restated as of May ~~20, 2008~~•, 2011 and as the same may be further amended or supplemented from time to time. References in this Agreement to "hereto", "hereof", "herein", "hereby" and "hereunder" and similar expressions mean and refer to this Agreement as a whole and not to any particular part of this Agreement.

ARTICLE 2

THE RIGHTS

2.1           Issue of Rights; Legend on Common Share Certificates

(a)
One Right has been issued in respect of each Common Share outstanding as at the Record Time and in respect of each Common Share issued after the Record Time.  One Right shall continue to be issued in respect of each Common Share issued after the date of this Agreement and prior to the earlier of the Separation Time and the Expiration Time.

(b)
Certificates for the Common Shares issued after the Record Time but prior to the earlier of the Separation Time and the Expiration Time shall evidence one Right for each Common Share represented thereby and, commencing as soon as reasonably practicable after the Record Time, shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

Until the earlier of Separation Time or the Expiration Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Shareholder Rights Plan Agreement, dated as of July 9, 1996, as amended and restated on March 14, 2002, May 13, ~~2005~~ 2005, May 20, 2008 and May ~~20, 2008,~~•, 2011, as such from time to time may be amended, restated, varied or replaced, (the "Rights Agreement") between Tesco Corporation (the "Corporation") and Computershare Trust

Company of Canada, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive office of the Corporation and may be inspected by shareholders of the Corporation during normal business hours.  In certain circumstances, as set forth in the Rights Agreement, such Rights may be amended or redeemed, may expire, may become void (if, in certain cases, they are "Beneficially Owned" by an "Acquiring Person", as such terms are defined in the Rights Agreement, or a transferee thereof) or may be evidenced by separate certificates and may no longer be evidenced by this certificate.  The Corporation will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate, without charge, as soon as practicable after the receipt of a written request therefor.

Certificates representing Common Shares that are issued and outstanding at the Record Time shall evidence one Right for each Common Share evidenced thereby notwithstanding the absence of the foregoing legend until the earlier of the Separation Time and the Expiration Time.

2.2           Initial Exercise Price; Exercise of Rights; Detachment of Rights

(a)
Subject to adjustment as herein set forth, each Right will entitle the holder thereof, after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price, ~~or its U.S. Dollar Equivalent~~ as at the Business Day immediately preceding the day of exercise of the Right, one Common Share.  Notwithstanding any other provision of this Agreement, any Rights held by the Corporation or any of its Subsidiaries shall be void.

(b)	Until the Separation Time:

(i)	no Right may be exercised; and

(ii)
each Right will be evidenced by the certificate for the associated Common Share registered in the name of the holder thereof (which certificate shall also be deemed to be a Rights Certificate) and will be transferable only together with, and will be transferred by a transfer of, such associated Common Share.

(c)
After the Separation Time and prior to the Expiration Time, the Rights (i) may be exercised; and (ii) the registration and transfer of the Rights shall be independent of Common Shares. Promptly following the Separation Time the Rights Agent will mail to each holder of record of Common Shares as of the Separation Time (other than an Acquiring Person and, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights (a "Nominee")) and to each holder of Convertible Securities (other than an Acquiring Person or the Nominee of an Acquiring Person) at such holder's address as shown by the records of the Corporation (the Corporation hereby agreeing to furnish copies of such records to the Rights Agent for this purpose), (x) a certificate (a "Rights Certificate") in substantially the form of Exhibit A hereto with registration particulars appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage, and (y) a disclosure statement prepared by the Corporation describing the Rights; provided that a Nominee shall be sent the materials provided for in (x) and (y) above in respect of all Common Shares or Convertible Securities held of record by it which are not Beneficially Owned by an Acquiring Person.  In order for the Corporation to determine whether any Person is holding Common Shares that are Beneficially Owned by another Person, the Corporation may require such Person to furnish such information and documentation as the Corporation deems necessary.

(d)
Rights may be exercised in whole or in part on any Business Day (or on any other day which, in the city at which an Election to Exercise (as hereinafter defined) is duly submitted to the Rights Agent in accordance with this Agreement, is not a Saturday, Sunday or a day that is treated as a holiday in such city) after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent (at its office in Calgary, Alberta or at any other office of the Rights Agent in the cities designated from time to time for that purpose by the Corporation with the approval of the Rights Agent), the Rights Certificate evidencing such Rights together with an election to exercise such Rights (an "Election to Exercise") substantially in the form attached to the Rights Certificate duly completed and executed by the holder or his executors or administrators or other personal representatives or his or their legal attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Rights Agent, accompanied by payment by certified cheque, banker's draft, wire transfer or money order payable to the order of the Corporation, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised.

(e)
Upon receipt of a Rights Certificate, with an Election to Exercise accompanied by payment as set forth in Section 2.2(d) above, which does not indicate that the Rights represented thereby are null and void as provided by Section 3.l(b), the Rights Agent (unless otherwise instructed by the Corporation in the event that the Corporation is of the opinion that the Rights cannot be exercised in accordance with this Agreement) will thereupon promptly:

(i)
requisition from the transfer agent of the Common Shares certificates for the number of Common Shares to be purchased (the Corporation hereby irrevocably authorizing its transfer agent to comply with all such requisitions);

(ii)	when appropriate, requisition from the Corporation the amount of cash to be paid in lieu of issuing fractional Common Shares;

(iii)
after receipt of the Common Share certificates, deliver the same to or to the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder;

(iv)	when appropriate, after receipt, deliver such cash to or to the order of the registered holder of the Rights Certificate; and

(v)	tender to the Corporation all payments received on the exercise of the Rights.

(f)
In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder's Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder's duly authorized assigns.

(g)	The Corporation covenants and agrees that it will:

(i)
take all such action as may be necessary and within its power to ensure that all Common Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Common Shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered as fully paid and non-assessable;

(ii)
take all such action as may be necessary and within its power to comply with any applicable requirements of the Business Corporations Act, the Securities Act, the securities acts or comparable legislation of each of the other provinces of Canada, the 1933 Securities Act and the 1934 Exchange Act, and the rules and regulations thereunder and any other applicable law, rule or regulation, in connection with the issuance and delivery of the Rights Certificates and the issuance of any shares upon exercise of Rights;

(iii)
use reasonable efforts to cause all Common Shares issued upon exercise of Rights to be listed on the principal exchanges or traded in the over-the-counter markets on which the Common Shares were traded immediately prior to the Stock Acquisition Date;

(iv)
cause to be reserved and kept available out of its authorized and unissued Common Shares a number of Common Shares that, as provided in this Agreement, will from time to time be sufficient to permit the exercise in full of all outstanding Rights;

(v)
pay when due and payable any and all Canadian and United States federal, provincial, and state transfer taxes (for greater certainty not including any income taxes of the holder or exercising holder or any liability of the Corporation to withhold tax) and charges which may be payable in respect of the original issuance or delivery of the Rights Certificates or certificates for Common Shares, provided that the Corporation shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for shares in a name other than that of the holder of the Rights being transferred or exercised; and

(vi)
after the Separation Time, except as permitted by Section 5.1, not take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

2.3           Adjustments to Exercise Price; Number of Rights

The Exercise Price, the number and kind of shares subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3.

(a)	In the event the Corporation shall at any time after the Record Time and prior to the Expiration Time:

(i)
declare or pay a dividend on the Common Shares payable in Common Shares (or other shares or securities exchangeable for or convertible into or giving a right to acquire Common Shares or other shares) other than pursuant to any optional stock dividend program;

(ii)	subdivide or change the then outstanding Common Shares into a greater number of Common Shares;

(iii)	combine or change the then outstanding Common Shares into a smaller number of Common Shares; or

(iv)
issue any Common Shares (or other shares or securities exchangeable for or convertible into or giving a right to acquire Common Shares or other shares) in respect of, in lieu of or in exchange for existing Common Shares in a reclassification, amalgamation, merger, statutory arrangement or consolidation;

the Exercise Price and the number of Rights outstanding, or, if the payment or effective date therefor shall occur after the Separation Time, the securities purchasable upon exercise of Rights shall be adjusted in the manner set forth below.  If the Exercise Price and number of Rights outstanding are to be adjusted (x) the Exercise Price in effect after such adjustment shall be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (or other shares) (the "Expansion Factor") that a holder of one Common Share immediately prior to such dividend, subdivision, change, combination or issuance would hold thereafter as a result thereof and (y) each Right held prior to such adjustment shall become that number of Rights equal to the

Expansion Factor, and the adjusted number of Rights will be deemed to be allocated among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision, change, combination or issuance, so that each such Common Share (or other share) will have exactly one Right associated with it.  If the securities purchasable upon exercise of Rights are to be adjusted, the securities purchasable upon exercise of each Right after such adjustment will be the number of securities that a holder of the securities purchasable upon exercise of one Right immediately prior to such dividend, subdivision, change, combination or issuance would hold thereafter as a result thereof.  If after the Record Time and prior to the Expiration Time the Corporation shall issue any shares other than Common Shares in a transaction of a type described in Section 2.3(a)(i) or (iv), such shares shall be treated herein as nearly equivalent to Common Shares as may be practicable and appropriate under the circumstances and the Corporation and the Rights Agent agree to amend this Agreement in order to effect, and will not consolidate with, amalgamate with or into or enter into a statutory arrangement with, any other Person unless such Person agrees to be bound by the terms of an amendment effecting such treatment.  If an event occurs which would require an adjustment under both this Section 2.3 and Section 3.1 hereof, the adjustment provided for in this Section 2.3 shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 3.1 hereof.  Adjustments pursuant to this Section 2.3(a) shall be made successively whenever an event referred to in this Section 2.3(a) occurs.

In the event the Corporation shall at any time after the Record Time and prior to the Separation Time issue any Common Shares otherwise than in a transaction referred to in the preceding paragraph, each such Common Share so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such share.

(b)
In the event the Corporation shall at any time after the Record Time and prior to the Expiration Time fix a record date for the making of a distribution to all holders of Common Shares of rights or warrants entitling them (for a period expiring within 60 calendar days after such record date) to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares) at a price per Common Share (or, if a security convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares, having a conversion, exchange or exercise price (including the price required to be paid to purchase such convertible or exchangeable security or right per share)) less than the Market Price per Common Share on such record date, the

Exercise Price shall be adjusted in the manner set forth below.  The Exercise Price in effect after such record date shall equal the Exercise Price in effect immediately prior to such record date multiplied by a fraction, of which the numerator shall be the number of Common Shares outstanding on such record date plus the number of Common Shares which the aggregate offering price of the total number of Common Shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered (including the price required to be paid to purchase such convertible or exchangeable securities or rights)) would purchase at such Market Price and of which the denominator shall be the number of Common Shares outstanding on such record date plus the number of additional Common Shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities or rights so to be offered are initially convertible, exchangeable or exercisable).  In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of Rights.  Such adjustment shall be made successively whenever such a record date is fixed.  For purposes of this paragraph (b), the granting of the right to purchase Common Shares (whether from treasury shares or otherwise) pursuant to any dividend or interest reinvestment plan and/or any Common Share purchase plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and/or the investment of periodic optional payments and/or employee benefit or similar plans (so long as such right to purchase is in no case evidenced by the delivery of rights or warrants) shall not be deemed to constitute an issue of rights or warrants by the Corporation; provided, however, that in the case of any dividend or interest reinvestment plan, the right to purchase Common Shares is at a price per share of not less than 90% of the current market price per share (determined as provided in such plans) of the Common Shares.

(c)
In the event the Corporation shall at any time after the Record Time and prior to the Expiration Time fix a record date for the making of a distribution to all holders of Common Shares of evidences of indebtedness or assets (other than an Annual Cash Dividend or a dividend paid in Common Shares) or rights or warrants (excluding those referred to in Section 2.3(b)), the Exercise Price shall be adjusted in the manner set forth below.  The Exercise Price in effect after such record date shall equal the Exercise Price in effect immediately prior to such record date less the fair market value (as determined in good faith by the

Board of Directors) of the portion of the assets, evidences of indebtedness, rights or warrants so to be distributed applicable to each of the securities purchasable upon exercise of one Right (such determination to be described in a statement filed with the Rights Agent and the holders of the Rights).  Such adjustment shall be made successively whenever such a record date is fixed.

(d)	Each adjustment made pursuant to this Section 2.3 shall be made as of:

(i)	the payment or effective date for the applicable dividend, subdivision, change, combination or issuance, in the case of an adjustment made pursuant to paragraph (a) above; and

(ii)
the record date for the applicable dividend or distribution, in the case of an adjustment made pursuant to paragraph (b) or (c) above subject to readjustment to reverse the same if such distribution shall not be made.

(e)
In the event the Corporation shall at any time after the Record Time and prior to the Expiration Time issue any shares (other than Common Shares), or rights or warrants to subscribe for or purchase any such shares, or securities convertible into or exchangeable for any such shares, in a transaction referred to in clause (a)(i) or (a)(iv) above, or if the Corporation shall take any other action (other than the issue of Common Shares) which might have a negative effect on the holders of Rights, if the Board of Directors acting in good faith determines that the adjustments contemplated by paragraphs (a), (b) and (c) above are not applicable or will not appropriately protect the interests of the holders of Rights, the Corporation may determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, if the adjustments contemplated by paragraphs (a), (b) and (c) above are applicable, notwithstanding such paragraphs, the adjustments so determined by the Corporation, rather than the adjustments contemplated by paragraphs (a), (b) and (c) above, shall be made.  The Corporation and the Rights Agent shall amend this Agreement in accordance with Section 5.4(b) and (c) as the case may be, to provide for such adjustments.

(f)	Whenever an adjustment to the Exercise Price is made pursuant to this Section 2.3, the Corporation shall:

(i)	promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment;

(ii)	promptly file with the Rights Agent and with each transfer agent for the Common Shares a copy of such certificate; and

(iii)	cause notice of the particulars of such adjustment or change to be given to the holders of the Rights by way of press release or by such other means as the Corporation may determine.

Failure to file such certificate or to cause such notice to be given as aforesaid, or any defect therein, shall not affect the validity of such adjustment.

(g)
Irrespective of any adjustment or change in the securities purchasable upon exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the securities so purchasable which were expressed in the initial Rights Certificates issued hereunder.

(h)
Notwithstanding anything herein to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one per cent in the Exercise Price; provided, however, that any adjustments which by reason of this Section 2.3(h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under Section 2.3 shall be made to the nearest cent or to the nearest ten-thousandth of a share.  Notwithstanding the first sentence of this Section 2.3(h), any adjustment required by Section 2.3 shall be made no later than the earlier of:

(i)	three years from the date of the transaction which gives rise to such adjustment; or

(ii)	the Expiration Date.

(i)
Each Right originally issued by the Corporation subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of a Right immediately prior to such issue, all subject to further adjustment as provided herein.

(j)
In any case in which this Section 2.3 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or other securities upon the occurrence of the event requiring such adjustment.

(k)
Notwithstanding anything contained in this Section 2.3 to the contrary, the Corporation shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 2.3, as and to the extent that in their good faith judgment the Board of Directors determines to be advisable, in order that any:

(i)	consolidation or subdivision of Common Shares;

(ii)	issuance (wholly or in part for cash) of Common Shares or securities that by their terms are convertible into or exchangeable for Common Shares;

(iii)	stock dividends; or

(iv)	issuance of rights, options or warrants referred to in this Section 2.3,

hereafter made by the Corporation to holders of its Common Shares, shall not be taxable to such shareholders.

2.4           Date on Which Exercise is Effective

Each Person in whose name any certificate for Common Shares or other securities, if applicable, is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Common Shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Share transfer books of the Corporation are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Share transfer books of the Corporation are open.

2.5           Execution, Authentication, Delivery and Dating of Rights Certificates

(a)
The Rights Certificates shall be executed on behalf of the Corporation by any two officers or directors of the Corporation.  The signature of any of these officers or directors on the Rights Certificates may be manual or facsimile. Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers or directors of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.  Promptly after the Corporation learns of the Separation Time, the Corporation will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Corporation to the Rights Agent for countersignature, and the Rights Agent shall countersign (manually or by facsimile signature in a manner satisfactory to the Corporation) and mail such Rights Certificates to the holders of the Rights pursuant to Section 2.2(c) hereof.  No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent as aforesaid.

(b)	Each Rights Certificate shall be dated the date of countersignature thereof.

2.6           Registration, Registration of Transfer and Exchange

(a)
The Corporation will cause to be kept a register (the "Rights Register") in which, subject to such reasonable regulations as it may prescribe, the Corporation will provide for the registration and transfer of Rights.  The Rights Agent is hereby appointed "Rights Registrar" for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers of Rights as herein provided and the Rights Agent hereby accepts such appointment.  In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times.

(b)
After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Section 2.6(d) below, the Corporation will execute, and the Rights Agent will countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder's instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered.

(c)
All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Corporation, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

(d)
Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder's attorney duly authorized in writing.  As a condition to the issuance of any new Rights Certificate under this Section 2.6, the

Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent) in connection therewith.

2.7           Mutilated, Destroyed, Lost and Stolen Rights Certificates

(a)
If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

(b)
If there shall be delivered to the Corporation and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such security or indemnity as may be required by them in their sole discretion to save each of them and any of their agents harmless, then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation shall execute and upon its request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

(c)
As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent) connected therewith.

(d)
Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence an original additional contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

2.8           Persons Deemed Owners of Rights

The Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever.  As used in this Agreement, unless the context otherwise requires, the term "holder" of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, the associated Common Shares).

2.9           Delivery and Cancellation of Certificates

All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent.  The Corporation may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent.  No Rights Certificate shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9, except as expressly permitted by this Agreement.  The Rights Agent shall, subject to applicable law, destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation.

2.10           Agreement of Rights Holders

Every holder of Rights by accepting the same consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights that:

(a)	he will be bound by and subject to the provisions of this Agreement, as amended from time to time in accordance with the terms hereof, in respect of all Rights held;

(b)	prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Common Share;

(c)	after the Separation Time, the Rights Certificates will be transferable only on the Rights Register as provided herein;

(d)
prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Common Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary;

(e)	such holder of Rights has waived his right to receive any fractional Rights or any fractional shares or other securities upon exercise of a Right (except as provided herein);

(f)
subject to the provisions of Section 5.4, without the approval of any holder of Rights and upon the sole authority of the Board of Directors acting in good faith this Agreement may be supplemented or amended from time to time to cure any ambiguity or to correct or supplement any provision contained herein which may be inconsistent with the intent of this Agreement or is otherwise defective; and

(g)
notwithstanding anything in this Agreement to the contrary, neither the Corporation nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

ARTICLE 3

ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS

3.1           Flip-in Event

(a)
Subject to Sections 3.1(b), 5.1(b), 5.1(c) and 5.1(d) hereof, in the event that prior to the Expiration Time a Flip-in Event shall occur, the Corporation shall take such action as shall be necessary to ensure and provide, within 10 Business Days thereafter or such longer period as may

(b)
be required to satisfy the requirements of the Securities Act, the 1933 Securities Act and the applicable securities acts or comparable legislation of each of the provinces of Canada and the states of the United States so that, except as provided below, each Right shall thereafter constitute the right to purchase from the Corporation, upon exercise thereof in accordance with the terms hereof, that number of Common Shares having an aggregate Market Price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that after such date of consummation or occurrence an event of a type analogous to any of the events described in Section 2.3 shall have occurred with respect to such Common Shares).

(c)
Notwithstanding the foregoing or any other provisions of this Agreement, upon the occurrence of any Flip-in Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time or the Stock Acquisition Date by:

(i)	an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person); or

(ii)
a transferee, direct or indirect, from an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person) where such transferee becomes a transferee concurrently with or subsequent to the Acquiring Person becoming such, whether or not for consideration, that the Board of Directors acting in good faith has determined is part of a plan, arrangement or scheme of an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person) that has the purpose or effect of avoiding clause (i) of this Section 3.1(b), shall become void without any further action and any holder of such Rights (including transferees) shall thereafter have no right to exercise such Rights under any provision of this Agreement and shall not have any other rights whatsoever in respect of such Rights, whether under any provision of this Agreement or otherwise.

(d)
Any Rights Certificate that represents Rights Beneficially Owned by a Person described in either clauses (i) or (ii) of Section 3.l(b) or transferred to any nominee of any such Person, and any Rights Certificate issued upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain the following legend:

The Rights represented by this Rights Certificate were Beneficially Owned by a Person who was an Acquiring Person or who was an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) or a Person who was acting jointly or in concert with any of them.  This Rights Certificate and the Rights represented hereby are void or shall become void in the circumstances specified in Section 3.l(b) of the Rights Agreement provided, however, that the Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall be required to impose such legend only if instructed to do so by the Corporation or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not an Acquiring Person or an Affiliate or Associate thereof.

(e)
From and after the Separation Time, the Corporation shall do all such acts and things as shall be necessary and within its power to ensure compliance with the provisions of this Section 3.1, including without limitation, all such acts and things as may be required to satisfy the requirements of the Business Corporations Act, the Securities Act and the securities laws or comparable legislation of each of the provinces of Canada and of the United States and each of the states thereof in respect of the issue of Common Shares upon the exercise of Rights in accordance with this Agreement.

ARTICLE 4

THE RIGHTS AGENT

4.1           General

(a)
The Corporation hereby appoints the Rights Agent to act as agent for the Corporation and the holders of Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment.  The Corporation may from time to time appoint such co-rights agents ("Co-Rights Agents") as it may deem necessary or desirable, subject to the approval of the Rights Agent.  In the event the Corporation appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and Co-Rights Agents shall be as the Corporation may determine with the approval of the Rights Agent and the Co-Rights Agent.  The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the execution and administration of this Agreement and the exercise and performance of its duties hereunder (including the reasonable fees and other disbursements of any expert retained by the Rights Agent with the approval of the Corporation, such approval not to be unreasonably withheld).  The Corporation also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or wilful misconduct on the part of the Rights Agent, for anything done, suffered or omitted by the Rights Agent in connection with the acceptance, execution and administration of this Agreement and the exercise and performance of its duties hereunder, including legal costs and expenses of defending against any claim or liability, which right to indemnification will survive the termination of this Agreement and the resignation or removal of the Rights Agent.

(b)
The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for Common Shares, Rights Certificate, certificate for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, opinion, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

(c)
The Corporation shall inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this Agreement by the Rights Agent, and at any time upon request, shall provide to the Rights Agent an incumbency certificate certifying the then current officers of the Corporation.

4.2	Merger, Amalgamation or Consolidation or Change of Name of Rights Agent

(a)
Any corporation into which the Rights Agent or any successor Rights Agent may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation, statutory arrangement or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any corporation succeeding to the shareholder or stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4 hereof.  In case, at the time such successor Rights Agent succeeds to the agency created by this Agreement, any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

(b)
In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

4.3           Duties of Rights Agent

The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Corporation and the holders of certificates for Common Shares and Convertible Securities and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)
The Rights Agent may retain and consult with legal counsel (who may be legal counsel for the Corporation), and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion; the Rights Agent may also, with the approval of the Corporation (such approval not to be unreasonably withheld) and at the expense of the Corporation, consult with such other experts as the Rights Agent shall consider necessary or appropriate to properly carry out the duties and obligations imposed under this Agreement and the Rights Agent shall be entitled to act and rely in good faith on the advice of any such expert.

(b)
Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by persons believed by the Rights Agent to be any two officers or directors of the Corporation and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)	The Rights Agent will be liable hereunder only for its own negligence, bad faith or willful misconduct.

(d)
The Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Common Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Corporation only.

(e)
The Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Common Share certificate or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 3.1 (b) hereof) or any adjustment required under the provisions of Section 2.3 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.3 describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization of any Common Shares to be issued pursuant to this Agreement or any Rights or as to whether any Common Shares will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and non-assessable.

(f)
The Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)
The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any persons believed by the Rights Agent to be any two officers or directors of the Corporation, and to apply to such persons for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in reliance upon instructions of any such persons; it is understood that instructions to the Rights Agent shall, except where circumstances make it impracticable or the Rights Agent otherwise agrees, be given in writing and, where not in writing, such instructions shall be confirmed in writing as soon as reasonably possible after the giving of such instructions.

(h)
The Rights Agent and any shareholder or stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested, or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not Rights Agent under this Agreement.  Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity.

(i)
The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, omission, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

4.4           Change of Rights Agent

The Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice (or such lesser notice as is acceptable to the Corporation) in writing mailed to the Corporation and to each transfer agent of Common Shares by registered or certified mail, and to the holders of the Rights in accordance with Section 5.8.  The Corporation may remove the Rights Agent upon 30 days' notice in writing given to the Rights Agent and to each transfer agent of the Common Shares (by personal delivery, or registered or certified mail).  If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation will appoint a successor to the Rights Agent.  If the Corporation fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent, then the resigning Rights Agent (at the Corporation's expense) or any holder of any Rights (which holder of Rights shall also submit his Rights Certificate for inspection by the Corporation) may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.  Any successor Rights Agent, whether appointed by the Corporation or by such a court, shall be a corporation incorporated under the laws of Canada or a province thereof authorized to carry on the business of a trust company in the Province of Alberta.  After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose.

Not later than the effective date of any such appointment, the Corporation will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares, and mail a notice thereof in writing to the holders of the Rights.  Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

ARTICLE 5

MISCELLANEOUS

5.1           Redemption and Termination

(a)
The Board of Directors may, with the prior consent of holders of Common Shares or of the holders of Rights given in accordance with Section 5.1(f) or (g), as the case may be, and in each case prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to the provisions of this Section 5.1, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $.00001 per Right appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that an event of the type analogous to any of the events described in Section 2.3 shall have occurred (such redemption price being herein referred to as the "Redemption Price").

(b)
The Board of Directors may, with the prior consent of the holders of Common Shares given in accordance with Section 5.1(f), determine, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to this Section 5.1, if such Flip-in Event would occur by reason of an acquisition of Common Shares otherwise than pursuant to a Takeover Bid made by means of a take-over bid circular sent to all holders of record of Common Shares and otherwise than in the circumstances set forth in Section 5.1(d), to waive the application of Section 3.1, on the same terms and conditions, to such Flip-in Event.  In the event that the Board of Directors proposes such a waiver, the Board of Directors shall extend the Separation Time to a date subsequent to and not more than ten Business Days following the meeting of shareholders called to approve such waiver.

(c)
The Board of Directors may, at its option, prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived under this clause, determine, upon prior written notice to the Rights Agent, to waive the application of Section 3.1 to that Flip-in Event provided that the Flip-in Event would occur by reason of a Take-over Bid made by means of a take-over bid circular sent to all holders of record of Common Shares; further provided that if the Board of Directors waives the application of Section 3.1 to such a Flip-in Event, the Board of Directors shall be deemed to have waived the application of Section 3.1 to any other Flip-in Event occurring by reason of any Take-over Bid made by means of a take-over bid circular to all holders of record of Common Shares which is made prior to the expiry of any Take-over Bid in respect of which a waiver is, or is deemed to have been, granted under this Section 5.1(c).

(d)	The Board of Directors may, in respect of any Flip-in Event, waive the application of Section 3.1 to that Flip-in Event, provided that both of the following conditions are satisfied:

(i)
the Board of Directors has determined within ten Trading Days following the Stock Acquisition Date that the Acquiring Person became an Acquiring Person by inadvertence and without any intent or knowledge that it would become an Acquiring Person; and

(ii)
such Acquiring Person has within fourteen days after the determination in (i) above or such later date as determined by the Board of Directors, reduced its Beneficial Ownership of Common Shares such that at the time of waiver pursuant to this Section 5.1(d) it is no longer an Acquiring Person and has provided the Board of Directors with satisfactory evidence thereof;

and in the event of any such waiver, for the purposes of this Agreement, such Flip-in Event shall be deemed not to have occurred and the Separation Time shall be deemed not to have occurred as a result of such Person having inadvertently become an Acquiring Person.

(e)
The Board of Directors shall, without further formality, be deemed to have elected to redeem the Rights at the Redemption Price on the date that a Person who has made a Permitted Bid or a Take-over Bid in respect of which the Board of Directors has waived, or is deemed to have waived, pursuant to Section 5.1(c), the application of Section 3.1, takes up and pays for the Common Shares pursuant to the terms and conditions of the Permitted Bid or Take-over Bid, as the case may be.

(f)
If a redemption of Rights pursuant to Section 5.1(a) or a waiver of a Flip-in Event pursuant to Section 5.1(b) is proposed at any time prior to the Separation Time, such redemption or waiver shall be submitted for approval to the holders of Common Shares. Such approval shall be deemed to have been given if the redemption or waiver is approved by the affirmative vote of a majority of the votes cast by Independent Shareholders represented in person or by proxy at a meeting of such holders duly held in accordance with applicable laws and the Corporation's by-laws.

(g)
If a redemption of Rights pursuant to Section 5.1(a) is proposed at any time after the Separation Time, such redemption shall be submitted for approval to the holders of Rights.  Such approval shall be deemed to have been given if the redemption is approved by holders of Rights by a majority of the votes cast by the holders of Rights represented in person or by proxy at and entitled to vote at a meeting of such holders.  For the purposes hereof, each outstanding Right (other than Rights which are Beneficially Owned by any Person referred to in clauses (i) to (v) inclusive of the definition of Independent Shareholders) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Corporation's by-laws and the Business Corporations Act with respect to meetings of shareholders of the Corporation.

(h)
Where a Take-over Bid that is not a Permitted Bid is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all the outstanding Rights at the Redemption Price and reissue Rights under this Agreement to holders of record of Common Shares immediately following such time of redemption.  Notwithstanding such redemption, all of the provisions of this Agreement shall continue to apply as if the Separation Time had not occurred and it shall be deemed not to have occurred and Rights shall remain attached to the outstanding Common Shares, subject to and in accordance with the provisions of this Agreement.

(i)
If the Board of Directors elects or is deemed to have elected to redeem the Rights, and, in circumstances where Section 5.l(a) is applicable, such redemption is approved by the holders of Common Shares or the holders of Rights in accordance with Section 5.l(f) or (g), as the case may be, the right to exercise the Rights will thereupon, without further action and without notice, terminate and the only right thereafter of the holders of Rights will be to receive the Redemption Price.

(j)
Within 10 Business Days after the Board of Directors electing or having been deemed to have elected to redeem the Rights or, if Section 5.1(a) is applicable within 10 Business Days after the holders of Common Shares or the holders of Rights have approved a redemption of Rights in accordance with Section 5.1(f) or (g), as the case may be, the Corporation shall give notice of redemption to the holders of the then outstanding Rights by mailing such notice to each such holder at its last address as it appears upon the register of the Rights Agent or, prior to the Separation Time, on the register of the Transfer Agent for the Common Shares.  Any notice which is mailed in the manner herein provided will be deemed given, whether or not the holder receives the notice.  Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.  The Corporation may not redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 5.1 or in connection with the purchase of Common Shares prior to the Separation Time.

(k)	The Corporation shall give prompt notice to the Rights Agent of any waiver of the application of Section 3.1 made by the Board of Directors under this Section 5.1.

5.2           Expiration

No Person shall have any rights pursuant to this Agreement or in respect of any Right after the Expiration Time, except the Rights Agent as specified in Section 4.l(a) of this Agreement.

5.3           Issuance of New Rights Certificates

Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the number of or kind or class of shares purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

5.4           Supplements and Amendments

(a)
The Corporation may make amendments to this Agreement to correct any clerical or typographical error or which are required to maintain the validity of this Agreement as a result of any change in any applicable legislation, rules or regulations thereunder.  Notwithstanding anything in this Section 5.4 to the contrary, no such amendment shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent to such supplement or amendment.

(b)
Subject to Section 5.4(a), the Corporation may, with the prior consent of the holders of Common Shares and the Independent Shareholders obtained as set forth below, at any time prior to the Separation Time, supplement, amend, vary, rescind or delete any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally) provided that no such amendment, variation or deletion shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent thereto.  Such consent shall be deemed to have been given if the action requiring such approval is authorized by the affirmative vote of a majority of the votes cast by: (i) holders of Common Shares, and

(ii) Independent Shareholders, present or represented at and entitled to be voted at a meeting of the holders of Common Shares duly called and held in compliance with applicable laws and the articles and by-laws of the Corporation.

(c)
Subject to subsection 5.4(a), the Corporation may, with the prior consent of the holders of Rights, at any time on or after the Separation Time, supplement, amend, vary, rescind or delete any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally), provided that no such amendment, variation or deletion shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent thereto.

(d)
Any approval of the holders of Rights shall be deemed to have been given if the action requiring such approval is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to be voted at a meeting of the holders of Rights and representing a majority of the votes cast in respect thereof.  For the purposes hereof, each outstanding Right (other than Rights which are void pursuant to the provisions hereof) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Corporation's by-laws and the Business Corporations Act with respect to meetings of shareholders of the Corporation.

(e)
Any amendments made by the Corporation to this Agreement pursuant to Section 5.4(a) which are required to maintain the validity of this Agreement as a result of any change in any applicable legislation, rules or regulation thereunder shall:

(i)
if made before the Separation Time, be submitted to the shareholders of the Corporation at the next meeting of shareholders and the shareholders may, by the majority referred to in Section 5.4(b), confirm or reject such amendment;

(ii)
if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called for on a date not later than immediately following the next meeting of shareholders of the Corporation and the holders of Rights may, by resolution passed by the majority referred to in Subsection 5.4(d), confirm or reject such amendment.

Any such amendment shall be effective from the date of the resolution of the Board of Directors adopting such amendment, until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such amendment is confirmed, it continues in effect in the form so confirmed.  If such amendment is rejected by the shareholders or the holders of Rights or is not submitted to the shareholders or holders of Rights as required, then such amendment shall cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or from and after the date of the meeting of holders of Rights that should have been but was not held, and no subsequent resolution of the Board of Directors to amend this Agreement to substantially the same effect shall be effective until confirmed by the shareholders or holders of Rights as the case may be.

5.5           Fractional Rights and Fractional Shares

(a)
The Corporation shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights.  After the Separation Time there shall be paid to the registered holders of the Rights Certificates (provided the Rights represented by such Rights Certificates are not void pursuant to the provisions of Section 3.l(b)) with regard to which fractional Rights would otherwise be issuable, an amount in cash (rounded to the nearest cent) equal to the same fraction of the Market Price of a whole Right in lieu of such fractional Rights as of the date such fractional Rights would otherwise be issuable.

(b)
The Corporation shall not be required to issue fractional Common Shares upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares.  In lieu of issuing fractional Common Shares, the Corporation shall pay to the registered holder of Rights Certificates at the time such Rights are exercised as herein provided, an amount in cash (rounded to the nearest cent) equal to the same fraction of the Market Price of one Common Share at the date of such exercise.

5.6           Rights of Action

Subject to the terms of this Agreement, rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights; and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights, may, on such holder's own behalf and for such holder's own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce, or otherwise act in respect of, such holder's right to exercise such holder's Rights, or Rights to which he is entitled, in the manner provided in this Agreement and in such holder's Rights Certificate.  Without limiting the foregoing or any remedies available to the holders of Rights it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

5.7           Holder of Rights Not Deemed a Shareholder

No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Common Shares or any other securities which may at any time be issuable on the exercise of Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting Shareholders (except as provided in Section 5.8 hereof), or to receive dividends or subscription rights or otherwise, until such Rights, or Rights to which such holder is entitled, shall have been exercised in accordance with the provisions hereof.

5.8           Notices

Notices or demands to be given or made in connection with this Agreement by the Rights Agent or by the holder of any Rights to or on the Corporation shall be sufficiently given or made if delivered or sent by mail, postage prepaid or by fax or other form of recorded electronic communication (with, in the case of fax or other form of recorded electronic communication, an original copy of the notice or demand sent by first class mail, postage prepaid, to the Corporation following the giving of the notice or demand by fax or other form of recorded electronic communication), addressed (until another address is filed in writing with the Rights Agent) as follows:

Tesco Corporation
3993 W. Sam Houston Parkway N.
Suite 100
Houston, Texas, USA  77043

Attention:           President

Fax:                      (713) 359-7000
Phone:                 (713) 359-7001

Notices or demands to be given or made in connection with this Agreement by the Corporation or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered or sent by mail, postage prepaid, or by fax or other form of recorded electronic communication (with, in the case of fax or other form of recorded electronic communication, an original copy of the notice or demand sent by first class mail, postage prepaid, to the Rights Agent following the giving of the notice or demand by fax or other form of recorded electronic communication), addressed (until another address is filed in writing with the Corporation) as follows:

Computershare Trust Company of Canada
Suite 600
530 - 8th Avenue S.W.
Calgary, Alberta T2P 3S8

Attention:          General Manager
Fax:                     (403) 267-6529

Notices or demands to be given or made in connection with this Agreement by the Corporation or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the register of the Rights Agent or, prior to the Separation Time, on the register of the Corporation for the Common Shares.

Any notice given or made in accordance with this Section 5.8 shall be deemed to have been given and to have been received on the day of delivery, if so delivered, on the third Business Day (excluding each day during which there exists any general interruption of postal service due to strike, lockout or other cause) following the mailing thereof, if so mailed, and on the day of faxing or sending by other means of recorded electronic communication (provided such faxing or sending is during the normal business hours of the addressee on a Business Day and if not, on the first Business Day thereafter). Each of the Corporation and the Rights Agent may from time to time change its address for notice by notice to the other given in the manner aforesaid.

If mail service is or is threatened to be interrupted at a time when the Corporation or the Rights Agent wishes to give a notice or demand hereunder to or on the holders of the Rights, the Corporation or the Rights Agent may, notwithstanding the foregoing provisions of this Section 5.8, give such notice by means of publication once in each of two successive weeks in the business section of the Financial Post or the national edition of the Globe and Mail and, if the Corporation has a transfer agent in the United States, in a daily publication in the United States designated by the Corporation, or in such other publication or publications as may be designated by the Corporation and notice so published shall be deemed to have been given on the date on which the first publication of such notice in any such publication has taken place.

5.9           Costs of Enforcement

The Corporation agrees that if the Corporation fails to fulfil any of its obligations pursuant to this Agreement, then the Corporation will reimburse the holder of any Rights for the costs and expenses (including legal fees) incurred by such holder in actions to enforce his rights pursuant to any Rights or this Agreement.

5.10           Successors

All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and enure to the benefit of their respective successors and assigns hereunder.

5.11           Benefits of this Agreement

Nothing in this Agreement shall be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement and this Agreement shall be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.

5.12           Descriptive Headings

Descriptive headings appear herein for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

5.13           Governing Law

This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the Province of Alberta and for all purposes shall be governed by and construed in accordance with the laws of such Province applicable to contracts to be made and performed entirely within such Province.

~~5.14           Language~~

~~Les parties aux presents ont exigé que la présente convention ainsi que tous les documents et avis qui s’y rattachent et/ou qui en découleront soient rédigés en langue anglaise.  The parties hereto have required that this Agreement and all document and notices related thereto and/or resulting therefrom be drawn up in the English language.~~

5.14           ~~5.15~~           Counterparts

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

5.15           ~~5.16~~           Severability

If any term or provision hereof or the application thereof to any circumstance is, in any jurisdiction and to any extent, invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

5.16           ~~5.17~~           Coming Into Effect

This Agreement replaces and supercedes the Amended and Restated Rights Plan Agreement and is effective and in full force and effect in accordance with its terms from and after the date hereof.

5.17           ~~5.18~~           Reconfirmation

At or prior to the annual meeting of shareholders of the Corporation in the year ~~2011,~~2014, provided that a Flip-in Event has not occurred prior to such time (other than a Flip-in-Event which has been waived by the Board of Directors in accordance with the terms of this Agreement), the Board of Directors shall submit a resolution ratifying the continued existence of this Agreement until the termination of the annual meeting of shareholders of the Corporation in the year ~~2014~~ 2017 to the holders of Common Shares for their consideration and, if thought advisable, approval.  Unless a majority of the votes cast by: (i) the holders of Common Shares, and (ii) the Independent Shareholders, who vote in respect of such resolution are voted in favour of the continued existence of this Agreement until the termination of the annual meeting of shareholders of the Corporation in the year ~~2014~~2017, the Board of Directors shall, immediately upon the confirmation of the results of the votes on such resolution and without further formality, be deemed to elect to redeem the Rights at the Redemption Price.

5.18           ~~5.19~~           Regulatory Approvals

Any obligation of the Corporation or action or event contemplated by this Agreement shall be subject to the receipt of any requisite approval or consent from any governmental or regulatory authority having jurisdiction in respect of such matter. ~~Without limiting the generality of the foregoing, any issuance or delivery of debt o9r equity securities (other than non-convertible debt securities) of the Corporation upon the exercise of Rights and any amendment or supplement to this Agreement shall be subject to the prior consent of the Toronto Stock Exchange and any other stock nexchange on which the Common Shares may then be listed.~~

5.19           ~~5.20~~           Determinations and Actions by the Board of Directors

All actions and determinations (including all omissions with respect to the foregoing) which are done or made by the Board of Directors, in good faith pursuant to or in connection with the administration of this Agreement, shall not subject any member of the Board of Directors to any liability whatsoever to the holders of the Rights.

5.20           ~~5.21~~           Notice of Proposed Actions

In case the Corporation shall propose after the Separation Time and prior to the Expiration Time:

(a)	to effect or permit (in cases where the Corporation's permission is required) any Flip-in Event; or

(b)	to effect the liquidation, dissolution or winding up of the Corporation or the sale of all or substantially all of the Corporation's assets,

then, in each such case, the Corporation shall give to each holder of a Right, in accordance with Section 5.8 hereof, a notice of such proposed action, which shall specify the date on which such Flip-in Event, liquidation, dissolution, or winding up is to take place, and such notice shall be so given at least 10 Business Days prior to the date of taking of such proposed action by the Corporation.

5.21           ~~5.22~~           Time of the Essence

Time shall be of the essence in this Agreement.

~~5.23           Declaration as to Non Canadian Holders~~

5.22           No Registration

In no event has the Corporation or the Rights Agent an obligation to issue or deliver Rights or securities issuable on exercise of Rights to Persons who are citizens, residents or nationals of any jurisdiction ~~other than Canada~~ in which jurisdiction such issue or delivery would be unlawful without registration of the relevant Persons, securities or issue or delivery for such purposes.

Amendment and Restatement

The Amended and Restated Rights Plan Agreement is effective and in full force and effect in accordance with its terms from and after ~~March 14, 2002~~May •, 2011 and, is hereby amended and restated as set forth herein and is, as so amended and restated, ratified and confirmed by each of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

TESCO CORPORATION

Per:
Name: ~~James A. Lank~~• Title: ~~General Counsel & Corporate Secretary~~•

Per:
Name: ~~Steven J. Smart~~• Title:~~Associate General Counsel & Assistant Corporate Secretary~~•

COMPUTERSHARE TRUST COMPANY OF CANADA

Per:
Name: ~~Gloria Gherasim~~• Title: ~~Relationship Manager~~•

Per:
Name: ~~Martine Lefebvre~~• Title: ~~Relationship Manager~~•

EXHIBIT A

FORM OF RIGHTS CERTIFICATE

Certificate No. _____________                                                                                                           ____________ Rights

THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE CORPORATION, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. IN CERTAIN CIRCUMSTANCES (SPECIFIED IN SECTION 3.l(b) OF THE RIGHTS AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR TRANSFEREES OF AN ACQUIRING PERSON OR ITS AFFILIATES OR ASSOCIATES (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR ANY PERSON ACTING JOINTLY OR IN CONCERT WITH ANY OF THEM, SHALL BECOME VOID.

Rights Certificate

This certifies that ______________________________ or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Shareholder rights Plan Agreement dated as of July 9, 1996, as amended and restated on March 14, 2002, May 13, ~~2005~~ 2005, May 20, 2008 and May ~~20, 2008,~~•, 2011, as such may from time to time be amended or restated, (the "Rights Agreement") between Tesco Corporation, a corporation incorporated under the laws of the Province of Alberta (the "Corporation"), and Computershare Trust Company of Canada, a trust company incorporated under the laws of Canada, as rights agent (the "Rights Agent", which term shall include any successor Rights Agent under the Rights Agreement), to purchase from the Corporation at any time after the Separation Time (as such term is defined in the Rights Agreement) and prior to the earlier of (i) the Termination Time (as such term is defined in the Rights Agreement) and (ii) the termination of the annual meeting of the Corporation in the year ~~2011~~2014 (or, if the continued existence of the Rights Agreement is ratified at such annual meeting by a resolution passed by a majority of votes cast by Independent Shareholders (as such term is defined in the Rights Agreement) who vote in respect thereof, the termination of the annual meeting of shareholders of the Corporation in the year ~~2014~~2017), one fully paid common share of the Corporation (a "Common Share") at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate together with the Form of Election to Exercise duly executed and submitted to the Rights Agent at its principal office in Calgary, Alberta or in such other cities as may be designated by the Corporation from time to time.  The Exercise Price shall initially be equal to three times the Market Price of one Common Share per Right and shall be subject to adjustment in certain events as provided for in the Rights Agreement.

In certain circumstances described in the Rights Agreement, the number of Common Shares which each Right entitles the registered holder thereof to purchase shall be adjusted as provided in the Rights Agreement.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the principal executive office of the Corporation and are available upon written request.

This Rights Certificate, with or without other Rights Certificates, upon surrender at any of the offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Corporation at a redemption price of $.00001 per Right, subject to adjustment in certain events, under certain circumstances at its option.

No fractional Common Shares will be issued upon the exercise of any Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Shares or of any other securities which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the Rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Corporation.

Date: ____________________

TESCO CORPORATION

By:
Authorized Officer

By:
Authorized Officer

Countersigned:

COMPUTERSHARE TRUST COMPANY OF CANADA

By:
Authorized Officer

By:
Authorized Officer

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights represented by this Rights Certificate.)

FOR VALUE RECEIVED __________________ hereby sells, assigns and transfers to

(Please print name and address of transferee) the Rights represented by this Rights Certificate, together with all right, title and interest therein, and hereby irrevocably constitutes and appoints _________________ as attorney, to transfer the within Rights on the books of the Corporation, with full power of substitution.

Dated: _______________

Signature Guaranteed:

Signature

(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.)

Signature must be guaranteed by a Canadian chartered bank, a Canadian trust company, a member of a recognized stock exchange or a member of the Securities Transfer Association Medallion (STAMP) Program.

______________________________________________________________________

(To be completed if true)

The undersigned hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or by any Person acting jointly or in concert with any of the foregoing (all capitalized terms are used as defined in the Rights Agreement).

Dated: _____________________                                                                           Signature: __________________________

NOTICE

In the event the certification set forth above in the Form of Election to Exercise is not completed upon exercise of the Right(s) evidenced hereby or in the event that the certification set forth above in the Form of Assignment is not completed upon the assignment of the Right(s) evidenced hereby, the Corporation will deem the Beneficial Owner of the Right(s) evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and, in the case of an assignment, will affix a legend to that effect on any Rights Certificates issued in exchange for this Rights Certificate.

(To be attached to each Rights Certificate)

FORM OF ELECTION TO EXERCISE

TO:           TESCO CORPORATION

The undersigned hereby irrevocably elects to exercise ________________________ whole Rights represented by the attached Rights Certificate to purchase the Common Shares (or other securities or property) issuable upon the exercise of such Rights and requests that certificates for such shares (or other securities or title to such property) be issued in the name of:

(Name)

(Street)

(City and State or Province)

(Country, Postal Code or Zip Code)

SOCIAL INSURANCE, SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

(Name)

(Street)

(City and State or Province)

(Country, Postal Code or Zip Code)

SOCIAL INSURANCE, SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER

Dated:  _____________________

Signature Guaranteed:

Signature

(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.)

Signature must be guaranteed by a Canadian chartered bank, a Canadian trust company, a member of a recognized stock exchange or a member of the Securities Transfer Association Medallion (STAMP) Program.

_____________________________________________________________________

(To be completed if true)

The undersigned hereby represents, for the benefit of all holders of Rights and common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or by any Person acting jointly or in concert with any of the foregoing (all capitalized terms are used as defined in the Rights Agreement).

Dated: ______________________                                                                           Signature:___________________________

NOTICE

In the event the certification set forth above in the Form of Election to Exercise is not completed upon exercise of the Right(s) evidenced hereby or in the event that the certification set forth above in the Form of Assignment is not completed upon the assignment of the Right(s) evidenced hereby, the Corporation will deem the Beneficial Owner of the Right(s) evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and, in the case of an assignment, will affix a legend to that effect on any Rights Certificates issued in exchange for this Rights Certificate.

[Tesco Logo]	[Computershare Logo]
Mr. Sam Sample	9th Floor, 100 University Avenue
123 Samples Street	Toronto, Ontario M5J 2Y1
Sampletown SS X9X 9X9	www.computershare.com

Security Class COMMON
Holder Account Number C9999999999                                                                IND

Form of Proxy – Annual General and Special Meeting to be held on May 4, 2011
This Form of Proxy is solicited by and on behalf of the Board of Directors and Management.
Notes to proxy

1.
Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.
If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3.	This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by the Board of Directors and Management to the holder.
5.
The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors and Management.

6.
The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.
This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Annual General and Special Meeting or other matters that may properly come before the meeting.

8.	This proxy should be read in conjunction with the accompanying documentation provided by the Board of Directors and Management.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:

The proxy statement is available at
http://www.tescocorp.com/bins/content_page.asp?cid=5-63-875&pre=view

Proxies submitted must be received by 2:30 pm, Central Time, on Monday, May 2, 2011.
VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

[Graphic] To vote Using the Telephone	[Graphic] To Vote Using the Internet	[Graphic] To Receive Documents Electronically

Call the number listed BELOW from	Go to the following web site:	You can enroll to receive future
A touch tone telephone.	www.computershare.com/proxy	securityholder communications
1-866-732-VOTE (8683) Toll Free		electronically, by visiting
www.computershare.com/eDelivery
And clicking on "eDelivery Signup"

If you vote by telephone or the Internet, DO NOT mail back this proxy.
Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 123456

Mr. Sam Sample Number C9999999999 IND
Appointment of Proxyholder
I/We, being holder(s) of Tesco Corporation hereby appoint(s):		Enter the name of the person you are
Julio M. Quintana, President and Chief Executive Officer, or failing him,		appointing if this person is someone
Dean Ferris, Sr. Vice President, General Counsel and Corporate Secretary	OR	other than the foregoing _________

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General and Special Meeting of Tesco Corporation to be held at The Woodlands Waterway Marriott Hotel & Convention Center, 1601 Lake Robbins Dr., The Woodlands, TX 77380 on May 4, 2011 at 2:30 p.m. (Houston time) and at any adjournment thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

The Board and Management recommend that you vote FOR all of the nominees listed below.

Nominees:
01	Fred J. Dyment	FOR	WITHHOLD	ABSTAIN
02	Gary L. Kott	FOR	WITHHOLD	ABSTAIN
03	R. Vance Milligan, Q.C., I.CD.D	FOR	WITHHOLD	ABSTAIN
04	Julio M. Quintana	FOR	WITHHOLD	ABSTAIN
05	John T. Reynolds	FOR	WITHHOLD	ABSTAIN
06	Norman W. Robertson	FOR	WITHHOLD	ABSTAIN
07	Michael W. Sutherlin	FOR	WITHHOLD	ABSTAIN
08	Clifton T. Weatherford	FOR	WITHHOLD	ABSTAIN

2. Continuation of the Corporation’s Shareholder Rights Plan

Approval of a resolution to continue the Corporation’s shareholder rights plan under the amended and restated shareholder rights plan agreement.

The Board and Management recommend that you vote FOR the proposal.           FOR                      AGAINST                      ABSTAIN

3. Appointment of Auditors

Appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as Auditors of the Corporation for the ensuing year and authorization of the Directors to fix their remuneration.
                                     FOR                      WITHHOLD

4. Approval of 2010 Executive Compensation

Approval of the advisory vote on the 2010 compensation of the Named Executive Officers.

The Board and Management recommend that you vote FOR the proposal.        FOR                      AGAINST                      ABSTAIN

5. Determination of the Frequency of the Shareholder Vote on Executive Compensation

Approve the advisory vote on the frequency, in future years, of an advisory vote on the compensation of the Named Executive Officers.

The Board and Management recommend that Shareholders vote FOR “Every Three (3) Years” for this Proposal.

ONE YEAR                                TWO YEARS                                           THREE YEARS                                ABSTAIN

To vote in the Proxyholder’s discretion upon amendments or variations to the matters identified in the Notice of Annual General and Special Meeting set forth in the Proxy Statement and any other business which may properly come before the meeting or any adjournment thereof.

None of these proposals are related to or conditioned upon the approval of any other matter or proposal. All of these proposals are being proposed by the Board of Directors and Management.

Authorized Signature(s) – This section must be completed
For your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting Instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors and Management.
	Signature(s)	Date
	______________________________	___ /___ / _____

Interim Financial Statements.

Mark this box if you would like to receive interim financial statements and accompanying Management’s Discussion and Analysis by mail.

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.